        As filed with the Securities and Exchange Commission on April 6, 2000

                                                     REGISTRATION NO. 33-41629
                                                                     811-04440

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------
                                    FORM N-4


                          POST-EFFECTIVE AMENDMENT NO. 7
                                      TO
          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  /X/
                                      AND
                               AMENDMENT NO. 13 TO
                  REGISTRATION STATEMENT UNDER THE INVESTMENT
                              COMPANY ACT OF 1940                            /X/


                       SUN LIFE (N.Y.) VARIABLE ACCOUNT C
                           (EXACT NAME OF REGISTRANT)

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                              (NAME OF DEPOSITOR)

                               122 E. 42ND STREET
                                   SUITE 1900
                            NEW YORK, NEW YORK 10017
             (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)
                  DEPOSITOR'S TELEPHONE NUMBER: (212) 983-6352


             EDWARD M. SHEA, ASSISTANT VICE PRESIDENT AND SENIOR COUNSEL
                C/O SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
                         RETIREMENT PRODUCTS AND SERVICES
                                ONE COPLEY PLACE
                           BOSTON, MASSACHUSETTS 02116
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                          COPIES OF COMMUNICATIONS TO:
                              JOAN E. BOROS, ESQ
              JORDEN BURT BOROS CICCHETTI BERENSON & JOHNSON LLP
                      1025 THOMAS JEFFERSON STREET, N.W.
                                SUITE 400 EAST
                         WASHINGTON, D.C.  20007-0805

                              -------------------

/X/ It is proposed that this filing will become effective on May 1, 2000 pursuant to paragraph (b) of Rule 485.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS


     Attached hereto and made a part hereof is the Profile and Prospectus dated May 1, 2000.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK



                                                                     MAY 1, 2000


                                    PROFILE

                                   REGATTA-NY
                               VARIABLE AND FIXED
                                    ANNUITY

      THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

      1. THE REGATTA-NY ANNUITY

      The Regatta-NY Annuity is a single payment deferred annuity contract ("Contract") designed for use in connection with retirement and deferred compensation plans, some of which may qualify for favorable federal income tax treatment. The Contract is intended to help you achieve your retirement savings or other long-term investment goals.

      The Contract has two phases: an Accumulation Phase and an Income Phase. During the Accumulation Phase any investment earnings under your Contract accumulate on a tax-deferred basis and are taxed as income only when withdrawn. You determine the length of the Accumulation Phase. During the Income Phase, we make annuity payments in amounts determined in part by the amount of money you have accumulated under your Contract during the Accumulation Phase. You choose when the Income Phase begins.

      You may choose among 10 variable investment options and a range of fixed interest options. For a variable investment return you choose one or more Sub-Accounts in our Variable Account, each of which invests in shares of a corresponding series of the MFS/Sun Life Series Trust (collectively, the "Series") listed in Section 4. The value of any portion of your Contract allocated to the Sub-Accounts will fluctuate up or down depending on the performance of the Series you select, and you may experience losses. For a fixed interest rate, you may choose one or more Guarantee Periods offered in our Fixed Account, each of which earns its own Guaranteed Interest Rate if you keep your money in that Guarantee Period for the specified length of time.

      The Contract is designed to meet your need for investment flexibility. Until we begin making annuity payments under your Contract, you can, subject to certain limitations, transfer money between options up to 12 times each year without a transfer charge or adverse tax consequences.

      2. ANNUITY PAYMENTS (THE INCOME PHASE)

      Just as you can elect to have your Contract value accumulate on either a variable or fixed basis, or a combination of both, you can elect to receive annuity payments on either a variable or fixed basis or both. If you choose to have any part of your annuity payments come from the Sub-Accounts, the dollar amount of your annuity payments may fluctuate.


      The Contract offers a variety of annuity options. You can select from among the following methods of receiving either variable or fixed annuity payments under your Contract: (1) monthly payments continuing for your lifetime (assuming you are the annuitant); (2) monthly payments for your lifetime, but with payments continuing to your chosen beneficiary for 5, 10, 15 or 20 years if you die before the end of the period you have selected; (3) monthly payments for your lifetime and the life of another person (usually your spouse) you have chosen; and (4) monthly payments for a specified number of years (between 5 and 30), with a cash-out option for variable payments. You can also select a fixed payment option where we will hold the amount applied to provide fixed annuity payments with interest accrued at the rate we determine from time to time, which will be at least 4% per year. We may also agree to other annuity options at our discretion.


      Once the Income Phase begins, you cannot change your choice of annuity payment method.

      3. PURCHASING A CONTRACT


      You may purchase a contract for $5,000 or more, under most circumstances. We will not accept a purchase payment over $1 million unless we have approved the payment in advance.


      4. ALLOCATION OPTIONS

      You can allocate your money among Sub-Accounts investing in the following Series of the MFS/ Sun Life Series Trust:

Capital Appreciation Series           Managed Sectors Series
Global Governments Series             Massachusetts Investors Trust Series
Global Growth Series                  Money Market Series
Government Securities Series          Total Return Series
High Yield Series                     Utilities Series

      Market conditions will determine the value of an investment in any Series. Each Series is described in the prospectus of the MFS/Sun Life Series Trust.

      In addition to these variable options, you may also allocate your money to one or more of the Guarantee Periods we make available. For each Guarantee Period, we offer a Guaranteed Interest Rate for the specified length of time.

      5. EXPENSES

      The charges under the Contracts are as follows:


      We impose an annual Account Fee of $30. We also deduct insurance charges (which include an administrative expense charge) equal to 1.40% per year of the average daily value of the Contract allocated among the Sub-Accounts.


      There are no sales charges when you purchase your Regatta-NY Annuity. However, if you withdraw money from your Contract, we will, with certain exceptions, impose a withdrawal charge. Your Contract allows a "free withdrawal amount," which you may withdraw before you incur the withdrawal charge. The rest of your withdrawal is subject to a withdrawal charge equal to a percentage of your withdrawal and is determined in accordance with the table below. The percentage varies according to the Contract Year in which you make the withdrawal.

CONTRACT YEAR     WITHDRAWAL CHARGE
-------------  -----------------------
           1                 6%
           2                 6%
           3                 5%
           4                 5%
           5                 4%
           6                 4%
           7                 3%
   8 or more                 0%

      If you withdraw, transfer, or annuitize money allocated to a Guarantee Period more than 30 days before the expiration date of the Guarantee Period, the amount will be subject to a Market Value Adjustment. This adjustment reflects the relationship between our current Guaranteed Interest Rates and the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if your Guaranteed Interest Rate is lower than the relevant current rate, the adjustment will decrease your Contract value. Similarly, if your Guaranteed Interest Rate is higher than the relevant current rate, the adjustment will increase your Contract value.


      In addition to the charges we impose under the Contracts, there are charges (which include management fees and operating expenses) imposed by each Series, which range from 0.56% to 1.01% of the average net assets of the Series, depending upon which Series you have selected. The investment adviser has agreed to waive or reimburse a portion of expenses for some of the Series; without this agreement, Series expenses could be higher. Some of these arrangements may be terminated after one year, or earlier if the Series Fund's Board of Trustees agrees.


      The following chart is designed to help you understand the expenses you will incur under your Contract, if you invest in one or more of the Sub-Accounts. The column "Total Annual Expenses" shows the sum of the "Total Annual Insurance Charges," as defined just above the chart, and the total expenses for each Series. The next two columns show two examples of the expenses, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you withdraw your money (1) at the end of one year or (2) at the end of 10 years. For the first year, the Total Annual Expenses are deducted, as well as withdrawal charges. For year 10, the example shows the aggregate of all of the annual expenses deducted for the 10 years, but there is no withdrawal charge.


      "Total Annual Insurance Charges" of 1.50% as shown in the table below include the insurance charges of 1.40%, plus an additional 0.10%, which is used to represent the $30 annual Account Fee based on an assumed Contract value of $35,000. The actual impact of the Account Fee may be greater or less than 0.10%, depending upon the value of your Contract.



                                                                                                           EXAMPLES:
                                                     TOTAL ANNUAL     TOTAL ANNUAL       TOTAL           TOTAL EXPENSES
                                                      INSURANCE          SERIES         ANNUAL               AT END
SUB-ACCOUNT                                            CHARGES          EXPENSES       EXPENSES      1 YEAR       10 YEARS
-------------------------------------------------  ----------------  ---------------  -----------  -----------  -------------
Capital Appreciation Series                             1.50%               0.76%          2.26%    $      79     $     260
Global Governments Series                               1.50%               0.90%          2.40%    $      80     $     274
Global Growth Series                                    1.50%               1.01%          2.51%    $      81     $     285
Government Securities Series                            1.50%               0.61%          2.11%    $      77     $     244
High Yield Series                                       1.50%               0.83%          2.33%    $      79     $     265
Managed Sectors Series                                  1.50%               0.79%          2.29%    $      75     $     253
Massachusetts Investors Trust Series                    1.50%               0.59%          2.09%    $      77     $     242
Money Market Series                                     1.50%               0.57%          2.07%    $      77     $     240
Total Return Series                                     1.50%               0.69%          2.19%    $      78     $     253
Utilities Series                                        1.50%               0.81%          2.36%    $      79     $     265


      For more detailed information about Contract fees and expenses, please refer to the fee table and discussion of Contract charges contained in the full Prospectus which accompanies this Profile.

      6. TAXES

      Your earnings are not taxed until you take them out of your Contract. If you take money out, earnings come out first and are taxed as income. If your Contract is funded with pretax or tax deductible dollars (such as with a pension or IRA contribution) -- we call this a Qualified Contract -- your entire withdrawal will be taxable. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal penalty tax on the earnings. Annuity payments during the Income Phase are considered in part a return of your original investment. That portion of each payment is not taxable except under a Qualified Contract, in which case the entire payment will be taxable. In all cases, you should consult with your tax adviser for specific tax information.

      7. ACCESS TO YOUR MONEY

      You can withdraw money from your Contract at any time during the Accumulation Phase. During the first 7 Account Years, 10% of your Purchase Payment may be withdrawn each year without the imposition of a withdrawal charge. All other amounts you withdraw during the first 7 Contract Years will be subject to a withdrawal charge ranging from 6% to 0% of your Purchase Payment. You may also be required to pay income tax and possible tax penalties on any money you withdraw.

      We do not assess a withdrawal charge upon annuitization or transfers. In addition, there may be other circumstances under which we may waive the withdrawal charge.

      In addition to the withdrawal charge, amounts you withdraw, transfer or annuitize from the Fixed Account before your Guarantee Period has ended may be subject to a Market Value Adjustment.

      8. PERFORMANCE

      If you invest in one or more Sub-Accounts, the value of your Contract will increase or decrease depending upon the investment performance of the Series you choose.


      The following chart shows total returns for investment in the Sub-Accounts where the corresponding Series has at least one full calendar year of operations. The returns reflect all charges and deductions of the Series and Sub-Accounts and deduction of the annual Account Fee. They do not reflect deduction of any withdrawal charges or premium taxes. These charges, if included, would reduce the performance numbers shown. Past performance is not a guarantee of future results.



                                                                   CALENDAR YEAR
                                           -------------------------------------------------------------
 SUB-ACCOUNT                                1999       1998       1997       1996      1995       1994
 ----------------------------------------  --------   --------   --------   -------   --------   -------
 Capital Appreciation Series                30.79%     26.83%     21.33%     19.70%    32.51%      (5.03)%
 Global Governments Series                  (6.51)%    13.77%     (2.24)%     3.11%    14.00%      (5.91)%
 Global Growth Series                       65.00%     12.87%     13.63%     11.42%    14.29%       1.40%
 Government Securities Series               (3.29)%     7.13%      7.15%      0.11%    15.92%      (3.61)%
 High Yield Series                           5.36%     (0.88)%    11.55%     10.46%    15.32%      (3.68)%
 Managed Sectors Series                     83.04%     10.62%     23.80%     15.86%    30.34%      (3.38)%
 Massachusetts Investors Trust Series        5.71%     22.03%     30.04%     23.57%    35.44%      (2.57)%
 Money Market Series                         3.23%      3.48%      3.52%      3.37%     3.90%       2.17%
 Total Return Series                         1.40%     10.10%     20.18%     12.38%    24.93%      (3.71)%
 Utilities Series                           29.44%     15.86%     30.80%     18.57%    30.48%      (6.36)%


      9. DEATH BENEFIT


      If the Annuitant dies before the Contract reaches the Income Phase, the beneficiary will receive a death benefit. To calculate the death benefit, we use a "Death Benefit Date," which is the earliest date we have both due proof of death and a written request specifying the manner of payment.


      The death benefit is the greatest of:

      (1) the value of the Contract on the Death Benefit Date;

      (2) the amount we would pay in the event of a full surrender of the Contract on the Death Benefit Date;


      (3) the value of the Contract on the most recent 7-year anniversary of the Contract, adjusted for any partial withdrawals and charges made after that anniversary;



      (4) your Purchase Payment less any partial withdrawals; and



      (5) the value of the Contract on the Contract anniversary immediately preceding the Death Benefit Date, so long as the Annuitant is less than 80 years old on the date of death.


      10. OTHER INFORMATION

      FREE LOOK. If you cancel your Contract within 10 days after receiving it, we will send you the value of your Contract as of the day we received your cancellation request (this may be more or less than the original purchase payment) and we will not deduct a withdrawal charge.

      NO PROBATE. In most cases, when you die, the beneficiary will receive the death benefit without going through probate. However, avoiding probate does not mean that the beneficiary will not have tax liability as a result of receiving the death benefit.

      WHO SHOULD PURCHASE A CONTRACT? The Contract is designed for those seeking long-term tax deferred accumulation of assets and annuity features, generally for retirement or other long-term purposes. The tax-deferred feature is most attractive to purchasers in high federal and state income tax brackets. You should note that qualified retirement investment automatically provide tax deferral, regardless of whether the underlying Contract is an annuity. You should not buy a Contract if you are looking for a short-term investment or if you cannot risk a decrease in the value of your investment.

      CONFIRMATIONS AND QUARTERLY STATEMENTS. You will receive a confirmation of each transaction within your Contract. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your account values during that period.

      11. INQUIRIES

      If you would like more information about buying a Contract, please contact your broker or registered representative. If you have any other questions, please contact us at:


     SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
     P.O. BOX 9141
     BOSTON, MASSACHUSETTS 02117
     TEL: TOLL FREE (800) 447-7569

                                                                      PROSPECTUS
                                                                     MAY 1, 2000


                                   REGATTA-NY

      Sun Life Insurance and Annuity Company of New York and Sun Life (NY) Variable Account C offer the flexible payment deferred annuity contracts described in this Prospectus to individuals.

      You may choose among 10 variable investment options and a range of fixed options. The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following series of the MFS/Sun Life
Series Trust (the "Series Fund"), a mutual fund advised by our affiliate, Massachusetts Financial Services Company:

Capital Appreciation Series           Managed Sectors Series
Global Governments Series             Massachusetts Investors Trust Series
Global Growth Series                  Money Market Series
Government Securities Series          Total Return Series
High Yield Series                     Utilities Series

      The fixed account options are available for specified time periods, called Guarantee Periods, and pay interest at a guaranteed rate for each period.

      THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE SERIES FUND. PLEASE READ THIS PROSPECTUS AND THE SERIES FUND PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP THEM FOR FUTURE REFERENCE. THEY CONTAIN IMPORTANT INFORMATION ABOUT THE REGATTA-NY ANNUITY AND THE SERIES FUND.


      We have filed a Statement of Additional Information dated May 1, 2000 (the "SAI") with the Securities and Exchange Commission (the "SEC"), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page XX of this Prospectus. You may obtain a copy without charge by writing to us at the address shown below (which we sometimes refer to as our "Service Address") or by telephoning (800) 447-7569. In addition, the SEC maintains a website (http:// www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.


THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


ANY REFERENCE IN THIS PROSPECTUS TO RECEIPT BY US MEANS RECEIPT AT THE FOLLOWING
ADDRESS:



     SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
     P.O. BOX 9141
     BOSTON, MASSACHUSETTS 02117

                               TABLE OF CONTENTS


                                                                                                               PAGE
Special Terms                                                                                                        4
Expense Summary                                                                                                      4
Summary of Contract Expenses                                                                                         4
Series Fund Annual Expenses                                                                                          5
Examples                                                                                                             5
Condensed Financial Information                                                                                      6
The Annuity Contract                                                                                                 6
Communicating To Us About Your Contract                                                                              6
Sun Life Insurance and Annuity Company of New York                                                                   7
The Variable Account                                                                                                 7
Variable Account Options: The MFS/Sun Life Series Trust                                                              7
The Fixed Account                                                                                                    9
The Fixed Account Options: The Guarantee Periods                                                                     9
The Accumulation Phase                                                                                               9
    Issuing Your Contract                                                                                           10
    Amount and Frequency of Purchase Payments                                                                       10
    Allocation of Net Purchase Payments                                                                             10
    Your Account                                                                                                    10
    Your Account Value                                                                                              10
    Variable Account Value                                                                                          10
    Fixed Account Value                                                                                             11
    Transfer Privilege                                                                                              12
Withdrawals, Withdrawal Charge and Market Value Adjustment                                                          13
    Cash Withdrawals                                                                                                13
    Withdrawal Charge                                                                                               14
    Market Value Adjustment                                                                                         15
Contract Charges                                                                                                    15
    Account Fee                                                                                                     15
    Administrative Expense Charge                                                                                   16
    Mortality and Expense Risk Charge                                                                               16
    Premium Taxes                                                                                                   16
    Series Fund Expenses                                                                                            16
Death Benefit                                                                                                       16
    Amount of Death Benefit                                                                                         17
    Method of Paying Death Benefit                                                                                  17
    Selection and Change of Beneficiary                                                                             17
    Payment of Death Benefit                                                                                        17
    Due Proof of Death                                                                                              18
The Income Phase -- Annuity Provisions                                                                              18
    Selection of the Annuitant or Co-Annuitant                                                                      18
    Selection of the Annuity Commencement Date                                                                      18
    Annuity Options                                                                                                 19
    Selection of Annuity Option                                                                                     20
    Amount of Annuity Payments                                                                                      20
    Exchange of Variable Annuity Units                                                                              21
    Account Fee                                                                                                     21
    Annuity Payment Rates                                                                                           21
    Annuity Options as Method of Payment for Death Benefit                                                          21

Other Contract Provisions                                                                                           22
    Exercise of Contract Rights                                                                                     22
    Change of Ownership                                                                                             22
    Death of Owner                                                                                                  22
    Voting of Series Fund Shares                                                                                    23
    Periodic Reports                                                                                                23
    Substitution of Securities                                                                                      24
    Change in Operation of Variable Account                                                                         24
    Splitting Units                                                                                                 24
    Modification                                                                                                    24
    Right to Return                                                                                                 25
Tax Considerations                                                                                                  25
    Deductibility of Purchase Payments                                                                              25
    Pre-Distribution Taxation of Contracts                                                                          25
    Distributions and Withdrawals from Non-Qualified Contracts                                                      25
    Distribution and Withdrawals from Qualified Contracts                                                           26
    Withholding                                                                                                     26
    Investment Diversification and Control                                                                          26
    Tax Treatment of the Company and the Variable Account                                                           27
    Qualified Retirement Plans                                                                                      27
    Pension and Profit-Sharing Plans                                                                                27
    Tax-Sheltered Annuities                                                                                         27
    Individual Retirement Accounts                                                                                  28
    Roth IRAs                                                                                                       28
Administration of the Contracts                                                                                     28
Distribution of the Contracts                                                                                       28
Performance Information                                                                                             29
Available Information                                                                                               30
Incorporation of Certain Documents by Reference                                                                     30
Additional Information About the Company                                                                            30
    Business of the Company                                                                                         30
    Selected Financial Data                                                                                         31
    Management's Discussion and Analysis of Financial Condition and Results of Operations                           31
    Quantitative and Qualitative Disclosures About Market Risk                                                      35
    Reinsurance                                                                                                     36
    Reserves                                                                                                        36
    Investments                                                                                                     37
    Competition                                                                                                     37
    Employees                                                                                                       37
    Properties                                                                                                      37
    State Regulation                                                                                                37
Legal Proceedings                                                                                                   38
Accountants                                                                                                         38
Financial Statements                                                                                                38
Table of Contents of Statement of Additional Information                                                            56
Appendix A -- Glossary                                                                                              58
Appendix B -- Condensed Financial Information-- Accumulation Unit Values                                            61
Appendix C -- Withdrawals, Withdrawal Charges and the Market Value Adjustment                                       62

                                 SPECIAL TERMS

      Your Contract is a legal document that uses a number of specially defined terms. We explain most of the terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a term that you do not understand, please refer to the Glossary for an explanation.

                                EXPENSE SUMMARY

      The purpose of the following table is to help you understand the costs and expenses that you will bear directly and indirectly under a Contract WHEN YOU ALLOCATE MONEY TO THE VARIABLE ACCOUNT. The table reflects expenses of the Variable Account as well as of each Series of the Series Fund. The table should be considered together with the narrative provided under the heading "Contract Charges" in this Prospectus, and with the Series Fund prospectus. In addition to the expenses listed below, we may deduct premium taxes.

                          SUMMARY OF CONTRACT EXPENSES

TRANSACTION EXPENSES
Sales Load Imposed on Purchase Payments............................................       $  0
Deferred Sales Load (as a percentage of Purchase Payment withdrawn) (1)
  Contract Years
    1..............................................................................          6%
    2..............................................................................          6%
    3..............................................................................          5%
    4..............................................................................          5%
    5..............................................................................          4%
    6..............................................................................          4%
    7..............................................................................          3%
    8 or more......................................................................          0%
Transfer Fee (2)...................................................................       $  0
ANNUAL ACCOUNT FEE per Contract                                                           $ 30
VARIABLE ACCOUNT ANNUAL EXPENSES (as a percentage of average Variable Account assets)
  Mortality and Expense Risk Charge................................................       1.25%
  Administrative Expense Charge....................................................       0.15%
  Other Fees and Expenses of the Variable Account..................................       0.00%
                                                                                     ---------
Total Variable Account Annual Expenses.............................................       1.40%

------------------------

(1) A portion of your Account may be withdrawn each year without imposition of any withdrawal charge, and after 7 Contract Years there will be no withdrawal charge.

(2) A Market Value Adjustment may be imposed on amounts transferred from or within the Fixed Account.

                        SERIES FUND ANNUAL EXPENSES (1)
                  (AS A PERCENTAGE OF SERIES FUND NET ASSETS)


                                                                          MANAGEMENT        OTHER      TOTAL FUND
                                                                             FEES        EXPENSES(2)    EXPENSES
                                                                         -------------  -------------  -----------
Capital Appreciation Series............................................        0.71%          0.05%         0.76%
Global Governments Series..............................................        0.75%          0.15%         0.90%
Global Growth Series...................................................        0.90%          0.11%         1.01%
Government Securities Series...........................................        0.55%          0.06%         0.61%
High Yield Series......................................................        0.75%          0.08%         0.83%
Managed Sectors Series.................................................        0.73%          0.06%         0.79%
Massachusetts Investors Trust Series...................................        0.55%          0.04%         0.59%
Money Market Series....................................................        0.50%          0.07%         0.57%
Total Return Series....................................................        0.65%          0.04%         0.69%
Utilities Series.......................................................        0.75%          0.06%         0.81%


------------------------
(1) The information relating to Series Fund expenses was provided by the Series Fund and we have not independently verified it. You should consult the Series Fund prospectus for more information about Series Fund expenses

(2) Each Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent, and may enter into such other arrangements and directed brokerage arrangements (which would also have the effect of reducing the series' expenses). Any such fee reductions are not reflected in the table. Had these fees been taken into account, "Total Fund Expenses" would be as follows:



Capital Appreciation Series....................................................        0.75%
Global Growth Series...........................................................        1.00%
High Yield Series..............................................................        0.82%
Utilities Series...............................................................        0.80%


                                    EXAMPLES

      If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:


                                                                              1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                            -----------  -----------  -----------  -----------
Capital Appreciation Series...............................................   $      79    $     120    $     163    $     260
Global Governments Series.................................................   $      80    $     124    $     170    $     274
Global Growth Series......................................................   $      81    $     127    $     175    $     285
Government Securities Series..............................................   $      77    $     116    $     156    $     244
High Yield Series.........................................................   $      79    $     121    $     165    $     265
Managed Sectors Series....................................................   $      79    $     121    $     164    $     263
Massachusetts Investors Trust Series......................................   $      77    $     115    $     155    $     242
Money Market Series.......................................................   $      77    $     114    $     154    $     240
Total Return Series.......................................................   $      78    $     116    $     159    $     253
Utilities Series..........................................................   $      79    $     121    $     165    $     265


      If you do NOT surrender your Contract, or if you annuitize at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming a 5% annual return:


                                                                              1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                            -----------  -----------  -----------  -----------
Capital Appreciation Series...............................................   $      23    $      71    $     121    $     260
Global Governments Series.................................................   $      24    $      75    $     126    $     274
Global Growth Series......................................................   $      25    $      76    $     134    $     265
Government Securities Series..............................................   $      21    $      66    $     113    $     244
High Yield Series.........................................................   $      23    $      72    $     124    $     265
Managed Sectors Series....................................................   $      23    $      72    $     123    $     263
Massachusetts Investors Trust Series......................................   $      21    $      65    $     112    $     242
Money Market Series.......................................................   $      21    $      65    $     111    $     240
Total Return Series.......................................................   $      22    $      69    $     117    $     253
Utilities Series..........................................................   $      23    $      72    $     124    $     265


      THE EXAMPLES SHOULD NOT BE CONSIDERED TO BE REPRESENTATIONS OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LOWER THAN THOSE SHOWN.

                        CONDENSED FINANCIAL INFORMATION

      Historical information about the value of the units we use to measure the variable portion of your Contract ("Variable Accumulation Units") is included in the back of this Prospectus as Appendix B.


                              THE ANNUITY CONTRACT


      Sun Life Insurance and Annuity Company of New York (the "Company", "we" or "us") and Sun Life (NY) Variable Account C (the "Variable Account") offer the Regatta-NY Annuity on an individual basis for use in connection with retirement plans. We issue an individual Contract to each Owner.

      In this Prospectus, unless we state otherwise, we refer to Owners of Contracts as "you".

      The Contract provides a number of important benefits for your retirement planning. It has an Accumulation Phase, during which your Purchase Payment is allocated to one or more Variable Account or Fixed Account options, and an Income Phase, during which we make payments based on the amount you have accumulated. The Contract provides tax deferral, so that you do not pay taxes on your earnings under the Contract until you withdraw them. It provides a death benefit if you die during the Accumulation Phase. Finally, if you so elect, during the Income Phase we will make payments to you or someone else for life or for another period that you choose.


      You choose these benefits on a variable or fixed basis or a combination of both. When you choose Variable Account investment options or a Variable Annuity option, your benefits will be responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from different types of investments. With these options, you assume all investment risk under the Contract. When you choose a Guarantee Period in our Fixed Account or a Fixed Annuity option, we assume the investment risk, except in the case of early withdrawals, where you bear the risk of unfavorable interest rate changes. You also bear the risk that the interest rates we will offer in the future and the rates we will use in determining your Fixed Annuity may not exceed our minimum guaranteed rate, which is 3% per year, compounded annually.


      The Contracts are designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contracts are also designed so that they may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or nontrusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as "Qualified Contracts," and all others as "Non-Qualified Contracts."

                    COMMUNICATING TO US ABOUT YOUR CONTRACT


      All materials sent to us, including your Purchase Payment, must be sent to us at our Service Address as set forth on the first page of this Prospectus.



      For all telephone communications, you must call (800) 447-7569. Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them at our Service Address. However, we will consider your Purchase Payment, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or
(2) after 4:00 p.m., Eastern Time.



      When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK


      We are a stock life insurance company incorporated under the laws of New York on May 25, 1983. We do business exclusively in New York. Our Home Office mailing address is 122 E. 42nd Street, Suite 1900, New York, New York 10017.



      We are a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), a stock life insurance company incorporated in Delaware. Sun Life (U.S.) is an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life (Canada)"),. Sun Life (Canada) completed its demutualization on March 22, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), is now the ultimate parent of Sun Life (Canada) and the Company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.


                              THE VARIABLE ACCOUNT

      We established the Variable Account as a separate account on October 18, 1985, pursuant to a resolution of our Board of Directors. Under New York insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contracts described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. Although the assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct, all obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company.

      The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Series of the MFS/Sun Life Series Trust (the "Series Fund"). All amounts allocated to the Variable Account will be used to purchase Series Fund shares as designated by you at their net asset value. Any and all distributions made by the Series Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Series Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Series Fund shares at all times.

                           VARIABLE ACCOUNT OPTIONS:
                         THE MFS/SUN LIFE SERIES TRUST

      The MFS/Sun Life Series Trust (the "Series Fund") is an open-end management investment company registered under the Investment Company Act of 1940. Our affiliate Massachusetts Financial Services Company ("MFS") serves as the investment adviser to the Series Fund.


      The Series Fund is composed of 27 independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Series Fund are issued in 27 Series, each corresponding to one of the portfolios. The Contracts provide for investment by the Sub-Accounts in shares of the 10 Series of the Series Fund described below. Additional portfolios may be added to the Series Fund, which may or may not be available for investment by the Variable Account.


     CAPITAL APPRECIATION SERIES will seek to maximize capital appreciation by investing in securities of all types, with major emphasis on common stocks.


     GLOBAL GOVERNMENTS SERIES will seek to provide moderate current income, preservation of capital and growth of capital by investing in debt obligations that are issued or guaranteed as to principal and interest by either (i) the U.S. Government, its agencies, authorities, or instrumentalities, or (ii) the governments of foreign countries (to the extent that the Series' adviser believes that the higher yields available from foreign government securities are sufficient to justify the risks of investing in these securities).



     GLOBAL GROWTH SERIES will seek capital appreciation by investing in securities of companies worldwide growing at rates expected to be well above the growth rate of the overall U.S. economy.


     GOVERNMENT SECURITIES SERIES will seek current income and preservation of capital by investing in U.S. Government and U.S. Government-related securities.

     HIGH YIELD SERIES will seek high current income and capital appreciation by investing primarily in certain lower rated or unrated securities (possibly with equity features) of U.S. and foreign issuers (also known as "junk bonds").

     MANAGED SECTORS SERIES will seek capital appreciation by varying the weighting of its portfolio of common stocks among 13 industry sectors.


     MASSACHUSETTS INVESTORS TRUST SERIES will seek long-term growth of capital and future income while providing more current dividend income than is normally obtainable from a portfolio of only growth stocks.


     MONEY MARKET SERIES will seek maximum current income to the extent consistent with stability of principal by investing exclusively in money market instruments maturing in less than 13 months.

     TOTAL RETURN SERIES will seek primarily to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also posses growth potential.

     UTILITIES SERIES will seek capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 65% of its assets in equity and debt securities of both domestic and foreign companies in the utilities industry.

      The Series Fund pays fees to MFS for its services pursuant to investment advisory agreements. MFS also serves as investment adviser to each of the funds in the MFS Family of Funds, and to certain other investment companies established by MFS and/or us. MFS Institutional Advisers, Inc., a wholly-owned subsidiary of MFS, provides investment advice to substantial private clients. MFS and its predecessor organizations have a history of money management dating from 1924. MFS operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements (including supervision of the sub-advisers noted below) is solely that of MFS. We undertake no obligation in this regard.

      MFS may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Series, and which may be managed by a Series' portfolio manager(s). While a Series may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Series and these similar products, including differences in sales charges, expense ratios and cash flows.

      The Series Fund also offers its shares to other separate accounts established by the Company and Sun Life (U.S.) in connection with variable annuity and variable life insurance contracts. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Series Fund. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and the Series Fund's Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Series which is involved in the conflict or substitution of shares of other Series or other mutual funds.

      MORE COMPREHENSIVE INFORMATION ABOUT THE SERIES FUND AND THE MANAGEMENT, INVESTMENT OBJECTIVES, POLICIES, RESTRICTIONS, EXPENSES AND POTENTIAL RISKS OF EACH SERIES MAY BE FOUND IN THE ACCOMPANYING CURRENT PROSPECTUS OF THE
SERIES FUND. YOU SHOULD READ THE SERIES FUND PROSPECTUS CAREFULLY BEFORE INVESTING. THE SERIES FUND'S STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE BY CALLING 1-800-447-7569.

                               THE FIXED ACCOUNT

      The Fixed Account is made up of those assets of the Company that are allocated to a non-unitized separate account established in conformance with New York law. Amounts you allocate to Guarantee Periods become part of the Fixed Account. Any obligation of the Fixed Account will be paid first from those assets allocated to the Fixed Account and the excess, if any, will be paid from the general account of the Company. Assets in the Fixed Account are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

      We will invest the assets of the Fixed Account in those assets we choose that are allowed by the laws of the state of New York. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e., rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality. We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by the laws of the state of New York. You will not have a direct or indirect interest in the Fixed Account investments.

                           THE FIXED ACCOUNT OPTIONS:
                             THE GUARANTEE PERIODS

      You may elect one or more Guarantee Period(s) from those we make available from time to time. We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than 3% per year, compounded annually. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.


      We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.



      Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could decrease or increase the value of your Account. See "Withdrawals, Withdrawal Charge, and Market Value Adjustment."


                             THE ACCUMULATION PHASE

      During the Accumulation Phase of your Contract, your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or die before the Annuity Commencement Date.

ISSUING YOUR CONTRACT

      When you purchase a Contract, a completed Application and the Purchase Payment are sent to us for acceptance. When we accept your Application, we issue the Contract to, you, as Owner.


      We will credit your Purchase Payment to your Account within 2 business days of receiving your completed Application. If your Application is not complete, we will notify you. If we do not have the necessary information to complete the Application within 5 business days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is made complete. Then we will apply the Purchase Payment within 2 business days of when the Application is complete.


AMOUNT AND FREQUENCY OF PURCHASE PAYMENTS

      The amount of your Purchase Payment may vary; however, we will not accept a Purchase Payment of less than $5,000, unless we waive this limit. In addition, we will not accept a Purchase Payment over $1 million, unless we have approved the Payment in advance.

ALLOCATION OF NET PURCHASE PAYMENTS

      You may allocate your Purchase Payment among the different Sub-Accounts and Guarantee Periods we offer.

      In your Application, you may specify the percentage of the Purchase Payment to be allocated to each Sub-Account or Guarantee Period.


      Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payment. See "Contract Charges -- Premium Taxes." In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.


YOUR ACCOUNT

      When we accept your Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

YOUR ACCOUNT VALUE


      Your Account Value is the sum of the value of the 2 components of your
Contract: the Variable Account portion of your Contract ("Variable Account Value") and the Fixed Account portion of your Contract ("Fixed Account Value"). These 2 components are calculated separately, as described below.


VARIABLE ACCOUNT VALUE

      VARIABLE ACCUMULATION UNITS

      In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

      VARIABLE ACCUMULATION UNIT VALUE

      The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading (a "Business Day"), at the close of trading, which is currently 4:00 p.m., Eastern Time. The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

      To measure these values, we use a factor -- which we call the Net Investment Factor -- which represents the net return on the Sub-Account's assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account's Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Series share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Series during the Valuation Period, by (2) the net asset value per share of the Series share at the end of the previous Valuation Period; we then deduct a factor representing the mortality and expense risk charge and administrative expense charge. See "Contract Charges."

      For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

      CREDITING AND CANCELING VARIABLE ACCUMULATION UNITS

      When we receive an allocation to a Sub-Account, either from the Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

FIXED ACCOUNT VALUE

      Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from a Net Purchase Payment, transfer or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

      CREDITING INTEREST

      We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis.

      GUARANTEE AMOUNTS

      Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment.

      RENEWALS

      We will notify you in writing between 45 and 75 days before the Expiration Date for any Guarantee Amount. A new Guarantee Period of the same duration will begin automatically for that Guarantee Amount on the first day following the Expiration Date, unless before the Expiration Date we receive (1) written notice from you electing a different Guarantee Period from among those we then offer or
(2) instructions to transfer all or some of the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract. Each new allocation to a Guarantee Period must be at least $1,000.

      EARLY WITHDRAWALS

      If you withdraw, transfer, or annuitize an allocation to a Guarantee Period before the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase or decrease of your Account Value, depending on interest rates at the time. You bear the risk that you will receive less than your principal if the Market Value Adjustment applies.

TRANSFER PRIVILEGE

      PERMITTED TRANSFERS

      During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:


      -  You may not make more than 12 transfers in any Account Year;



      - The amount transferred from a Sub-Account must be at least $1,000 unless you are transferring your entire balance in that Sub-Account;



      -  Your Account Value remaining in a Sub-Account must be at least $100;



      - The amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;



      - At least 30 days must elapse between transfers to or from Guarantee Periods;



      - Transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Series Fund; and



      - We impose additional restrictions on market timers, which are further described below.


      Transfers out of a Guarantee Period more than 30 days before expiration of the period will be subject to the Market Value Adjustment described below. Under current law there is no tax liability for transfers.

      REQUESTS FOR TRANSFERS

      You may request transfers in writing or by telephone. The telephone transfer privilege is available automatically, and does not require your written election. We will require personal identifying information to process a request for transfer made by telephone. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

      If we receive your transfer request before 4:00 p.m. Eastern Time on a Business Day, it will be effective that day. Otherwise, it will be effective the next Business Day.

      MARKET TIMERS

      The Contracts are not designed for professional market timing organizations or other entities using programmed and frequent transfers. If you wish to employ such strategies, you should not purchase a Contract. Accordingly, transfers may be subject to restrictions if exercised by a market timing firm or any other third party authorized to initiate transfer transactions on behalf of multiple Owners. In imposing such restrictions, we may, among other things, not accept (1) the transfer instructions of any agent acting under a power of attorney on behalf of more than one Owner, or (2) the transfer instructions of individual Owners who have executed preauthorized transfer forms that are submitted at the same time by market timing firms or other third parties on behalf of more than one Owner. We will not impose these restrictions unless our actions are reasonably intended to prevent the use of such transfers in a manner that will disadvantage or potentially impair the Contract rights of other Owners.

      In addition, the Series Fund has reserved the right to temporarily or permanently refuse exchange requests from the Variable Account if, in MFS' judgment, a Series would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a market timing strategy may be disruptive to a Series and therefore may be refused. Accordingly, the Variable Account may not be in a position to effectuate transfers and may refuse transfer requests without prior notice. We also reserve the right, for similar reasons, to refuse or delay exchange requests involving transfers to or from the Fixed Account.

           WITHDRAWALS, WITHDRAWAL CHARGE AND MARKET VALUE ADJUSTMENT

CASH WITHDRAWALS

      REQUESTING A WITHDRAWAL


      At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to withdraw.



      All withdrawals may be subject to a withdrawal charge (see "Withdrawal Charge" below) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment (see "Market Value Adjustment" below). Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax (see "Tax Considerations"). You should carefully consider these tax consequences before requesting a cash withdrawal.


      FULL WITHDRAWALS

      If you request a full withdrawal, we calculate the amount we will pay you as follows. We start with the total value of your Account at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee for the Contract Year in which the withdrawal is made; we add or subtract the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

      A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

      PARTIAL WITHDRAWALS

      If you request a partial withdrawal, we will pay you the actual amount specified in your request and then reduce the value of your Account by deducting the amount paid, adding or deducting any Market Value Adjustment applicable to amounts withdrawn from the Fixed Account, and deducting any applicable withdrawal charge.

      You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Amount to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your allocations at the end of the Valuation Period during which we receive your request.

      If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we will treat it as a request for a full withdrawal.

      TIME OF PAYMENT

      We will pay you the applicable amount of any full or partial withdrawal within 7 days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and New York insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:


      - When the New York Stock Exchange is closed (except weekends and holidays) or when trading on the New York Stock Exchange is restricted;



      - When it is not reasonably practical to dispose of securities held by the Series Fund or to determine the value of the net assets of the Series Fund, because an emergency exists; and



      - When an SEC order permits us to defer payment for the protection of Owners.

      We also may defer payment of amounts you withdraw from the Fixed Account for up to 6 months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

      WITHDRAWAL RESTRICTIONS FOR QUALIFIED PLANS

      If your Contract is a Qualified Contract, you should carefully check the terms of the plan for limitations and restrictions on cash withdrawals.


      Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. See "Tax Considerations -- Tax-Sheltered Annuities."


WITHDRAWAL CHARGE

      We do not deduct any sales charge from your Purchase Payment when it is made. However, we may impose a withdrawal charge (known as a "contingent deferred sales charge") during the first 7 Contract Years on certain amounts you withdraw. We impose this charge to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

      FREE WITHDRAWAL AMOUNT

      During the first 7 Contract Years, you may withdraw a portion of your Account Value -- which we call the "free withdrawal amount" -- before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to 10% of your Purchase Payment. Any portion of the free withdrawal amount that you do not use in a Contract Year is non-cumulative.

      WITHDRAWAL CHARGE ON PURCHASE PAYMENTS

      If you withdraw more than the free withdrawal amount during the first 7 Contract Years, the following withdrawal charge percentage will be applied based on the year of your withdrawal:

CONTRACT YEAR     WITHDRAWAL CHARGE
-------------  -----------------------
           1                 6%
           2                 6%
           3                 5%
           4                 5%
           5                 4%
           6                 4%
           7                 3%
   8 or more                 0%

      In no event shall the aggregate withdrawal charges together with any other Contract Charges exceed 9% of you Purchase Payment.

      TYPES OF WITHDRAWALS NOT SUBJECT TO WITHDRAWAL CHARGE

      We do not impose a withdrawal charge after the seventh Contract Year.

      We do not impose a withdrawal charge on withdrawals from the Accounts of
(a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts.

      We do not impose the withdrawal charge on amounts you apply to provide an annuity, amounts we pay as a death benefit, or amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account.

MARKET VALUE ADJUSTMENT

      We will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply.

      We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation.

      A Market Value Adjustment may decrease, increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. Generally, if your Guaranteed Interest Rate is lower than the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period, the Market Value Adjustment will decrease your Account Value. Similarly, the Market Value Adjustment will increase your Account Value if your Guaranteed Interest Rate is higher than the Guaranteed Interest Rate we currently decrease for Guarantee Periods equal to the balance of your Guarantee Period.

      We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

                               N/12
                      1 + I
                    ( ----   )      -1
                      1 + J

where:

      I is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

      J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years; and

      N is the number of complete months remaining in your Guarantee Period.

      We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

      For examples of how we calculate the Market Value Adjustment, see Appendix C.

                                CONTRACT CHARGES

ACCOUNT FEE

      Each year during the Accumulation Phase of your Contract we will deduct from your Account an Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. The Account Fee is $30. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Amount, based on the allocation of your Account Value on your Account Anniversary.

      We will not charge you the Account Fee if:

      (1) your Account has been allocated only to the Fixed Account during the applicable Contract Year; or

      (2)  your Account Value is more than $75,000 on your Account Anniversary.

      If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

      After the Annuity Commencement Date, we will deduct an annual Account Fee of $30 in the aggregate in equal amounts from each Variable Annuity payment we make during the year.

ADMINISTRATIVE EXPENSE CHARGE

      We deduct an administrative expense charge from the assets of the Variable Account at an annual effective rate equal to 0.15% during both the Accumulation Phase and the Income Phase. This charge is designed to reimburse expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the Account Fee.

MORTALITY AND EXPENSE RISK CHARGE

      We deduct a mortality and expense charge from the assets of the Variable Account at an effective annual rate equal to 1.25% during both the Accumulation Phase and the Income Phase. The mortality risk we assume arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. This obligation assures each Annuitant that neither the longevity of fellow Annuitants nor an improvement in life expectancy generally will have an adverse effect on the amount of any annuity payment received under the Contract. The expense risk we assume is the risk that the Account Fee and administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover the mortality and expense risks, we will bear the loss. If the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts.

PREMIUM TAXES

      In New York there currently is no premium tax. However, if an Owner or Payee is not a New York State resident, a premium tax may be imposed, depending on where the Owner or Payee resides. We believe that the amounts of such premium taxes currently range from 0% to 3.5%. You should consult a tax adviser to find out if your state imposes a premium tax and the amount of any tax.

      In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

SERIES FUND EXPENSES


      There are fees and charges deducted from each Series of the Series Fund. These fees and expenses are described in the Series Fund prospectus and Statement of Additional Information.


                                 DEATH BENEFIT

      If the Annuitant dies during the Accumulation Phase, we will pay a death benefit to your Beneficiary, using the payment method elected -- a single cash payment or one of our Annuity Options. (If you have named more than one Annuitant, the death benefit will be payable after the death of the last surviving of the Annuitants.) If the Beneficiary is not living on the date of death, we will pay the death benefit in one sum to you or to your estate if you are the Annuitant. We do not pay a death benefit if the Annuitant dies during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

AMOUNT OF DEATH BENEFIT

      To calculate the amount of your death benefit, we use a "Death Benefit Date." The Death Benefit Date is the date we receive proof of the Annuitant's death in an acceptable form ("Due Proof of Death") if you have elected a death benefit payment method before the Annuitant's death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary's election of either payment method. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

      The amount of the death benefit is determined as of the Death Benefit
Date.

      The death benefit will be the greatest of the following amounts:

      1. Your Account Value for the Valuation Period during which the Death Benefit Date occurs;

      2. The amount we would pay if you had surrendered your entire Account on the Death Benefit Date;

      3. Your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date;

      4.  Your Purchase Payment less any partial withdrawals;


      5. Your Account Value on the Contract Anniversary immediately preceding the Death Benefit Date, so long as the Annuitant is younger than 80 on the date of death.


METHOD OF PAYING DEATH BENEFIT

      The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination) under one or more of our Annuity Options. We describe the Annuity Options in this Prospectus under "Income Phase -- Annuity Provisions."

      During the Accumulation Phase, you may elect the method of payment for the death benefit. If no such election is in effect on the date of the Annuitant's death, the Beneficiary may elect either a single cash payment or an annuity. These elections are made by sending us a completed election form, which we will provide. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

      If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant under the terms of that Annuity Option.

      In all cases, no Owner or Beneficiary shall be entitled to exercise any rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code (see "Other Contractual Provisions -- Death of Owner").

SELECTION AND CHANGE OF BENEFICIARY

      You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

PAYMENT OF DEATH BENEFIT

      Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

DUE PROOF OF DEATH


      We accept any of the following as proof of any person's death:



      -  An original certified copy of an official death certificate;



      - An original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or



      -  Any other proof we find satisfactory.


                     THE INCOME PHASE -- ANNUITY PROVISIONS

      During the Income Phase, we make regular monthly payments to your Annuitant.


      The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first payment.



      Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described below under the heading "Annuity Options," and you cannot change the Annuity Option selected. You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. See "Withdrawals, Withdrawal Charge and Market Value Adjustment."


SELECTION OF THE ANNUITANT OR CO-ANNUITANT

      You select the Annuitant in your Application. The Annuitant is the person who receives payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Options refer to the Annuitant as the "Payee."

      Under a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant.

      When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Annuitant.

SELECTION OF THE ANNUITY COMMENCEMENT DATE

      You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:


      - The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.


      - The latest possible Annuity Commencement Date is the first day of the month following the Annuitant's 85th birthday or, if there is a Co-Annuitant, the 85th birthday of the younger of the Annuitant and Co-Annuitant.

      -  The Annuity Commencement Date must always be the first day of a month.

      You may change the Annuity Commencement Date from time to time by sending us written notice, with the following additional limitations:

      - We must receive your notice at least 30 days before the current Annuity Commencement Date.

      - The new Annuity Commencement Date must be at least 30 days after we receive the notice.

      There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. For example, in most situations, current law requires that for a Qualified Contract certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1/2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1/2).

ANNUITY OPTIONS


      We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for either a Variable Annuity, a Fixed Annuity, or a combination of both, except that Option E is available only for a Fixed Annuity. We may also agree to other settlement options, at our discretion.


      ANNUITY OPTION A -- LIFE ANNUITY

      We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

      ANNUITY OPTION B -- LIFE ANNUITY WITH 60, 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

      We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant's estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 4%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

      ANNUITY OPTION C -- JOINT AND SURVIVOR ANNUITY


      We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.



      ANNUITY OPTION D -- MONTHLY PAYMENTS FOR A SPECIFIED PERIOD CERTAIN



      We make monthly payments for a specified period of time, as you elect. If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive in one sum the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for a Variable Annuity will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.



      ANNUITY OPTION E -- FIXED PAYMENTS



      We hold the portion of your Adjusted Account Value selected for this option at interest, and make fixed payments in such amounts and at such times as you and we may agree. We continue making payments until the amount we hold is exhausted. The final payment will be for the remaining balance and may be less than the previous installments. We will credit interest yearly on the amount remaining unpaid at a rate we determine from time to time, but never less than 4% per year (or a higher rate if specified in your Contract) compounded annually. We may change the rate at any time, but will not reduce it more frequently than once each calendar year. The election of this Annuity Option may result in the imposition of a penalty tax.

SELECTION OF ANNUITY OPTION

      You select one or more of the Annuity Options, which you may change from time to time during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

      You may specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

      There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

      REMEMBER THAT THE ANNUITY OPTIONS MAY NOT BE CHANGED ONCE ANNUITY PAYMENTS BEGIN.

AMOUNT OF ANNUITY PAYMENTS

      ADJUSTED ACCOUNT VALUE

      The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day just before the Annuity Commencement Date and making the following adjustments:

      - We deduct a proportional amount of the Account Fee, based on the fraction of the current Contract Year that has elapsed;

      - If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change; and

      - We deduct any applicable premium tax or similar tax if not previously deducted.

      VARIABLE ANNUITY PAYMENTS

      Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your Adjusted Account Value applied to a Variable Annuity and the Annuity Payment Rates in your Contract, which are based on an assumed interest rate of 4% per year, compounded annually. See "Annuity Payment Rates."

      To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit Value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests an exchange of Annuity Units). However, the dollar amount of the next Variable Annuity payment -- which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit Value for the Valuation Period ending just before the date of the payment -- will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

      If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 4%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

      Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

      FIXED ANNUITY PAYMENTS

      Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable Annuity Payment Rates. These will be either
(1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 4% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. See "Annuity Payment Rates."

      MINIMUM PAYMENTS

      If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

EXCHANGE OF VARIABLE ANNUITY UNITS


      During the Income Phase, the Annuitant may exchange Annuity Units from one Sub-Account to another, up to 12 times each Account Year. To make an exchange, the Annuitant sends us, at our Service Address, a written request stating the number of Annuity Units in the Sub-Account he or she wishes to exchange and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the exchange would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the exchange request.


      We permit only exchanges among Sub-Accounts. No exchanges to or from a Fixed Annuity are permitted.

ACCOUNT FEE


      During the Income Phase, we deduct the annual Account Fee of $30 in equal amounts from each Variable Annuity payment.


ANNUITY PAYMENT RATES

      The Contract contains Annuity Payment Rates for each Annuity Option described in this Prospectus. The rates show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 4% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 4% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change (See "Other Contract Provisions -- Modification").

      The Annuity Payment Rates may vary according to the Annuity Option elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the Annuity Payment Rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.

ANNUITY OPTIONS AS METHOD OF PAYMENT FOR DEATH BENEFIT

      You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Annuitant's death before the Income Phase, as described under the "Death Benefit" section of this Prospectus. In that case, your Beneficiary will be the Annuitant. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

                           OTHER CONTRACT PROVISIONS

EXERCISE OF CONTRACT RIGHTS

      A Contract belongs to the individual or entity to whom the Contract is issued. The Owner will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only during the lifetime of the Annuitant before the Annuity Commencement Date, except as the Contract otherwise provides.

      The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Annuitant. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

CHANGE OF OWNERSHIP

      Ownership of a Qualified Contract may not be transferred except to:
(1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code;
(3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under
Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant;
(4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the participants under a group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

      The Owner of a Non-Qualified Contract may change the ownership of the Contract during the lifetime of the Annuitant and prior to the Annuity Commencement Date. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

DEATH OF OWNER

      If your Contract is a Non-Qualified Contract and you die prior to the Annuitant and before the Annuity Commencement Date, special distribution rules apply. In that case, your Account Value, plus or minus any Market Value Adjustment, must be distributed to your "designated beneficiary" within the meaning of Section 72(s) of the Internal Revenue Code, either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the designated beneficiary, with payments beginning no later than one year after your death.

      The person you have named a Beneficiary under your Contract, if any, will be the "designated beneficiary." If the named Beneficiary is not living, the Annuitant automatically becomes the designated beneficiary.

      If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Owner. If you were the Annuitant as well as the Owner, your surviving spouse (if the designated beneficiary) may elect to be named as both Owner and Annuitant and continue the Contract; in that case, we will not pay a death benefit and the Account Value will not be increased to reflect the death benefit calculation. In all other cases where you are the Annuitant, the death benefit provisions of the Contract control, subject to the condition that any Annuity Option elected complies with the special distribution requirements described above.

      If your spouse elects to continue the Contract (either in the case where you are the Annuitant or in the case where you are not the Annuitant), your spouse must give us written notification within 60 days after we receive Due Proof of Death, and the special distribution rules described above will apply on the death of your spouse.

      If you are the Annuitant and you die during the Income Phase, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under that option.

      If the Owner is not a natural person, these distribution rules apply on a change in, or the death of, any Annuitant or Co-Annuitant.

      Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

      If yours is a Qualified Contract, any distributions upon your death will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

VOTING OF SERIES FUND SHARES

      We will vote Series Fund shares held by the Sub-Accounts at meetings of shareholders of the Series Fund or in connection with similar solicitations, but will follow voting instructions received from persons having the right to give voting instructions. During the Accumulation Phase, you will have the right to give voting instructions. During the Income Phase, the Payee -- that is, the Annuitant or Beneficiary entitled to receive benefits -- is the person having such voting rights. We will vote any shares attributable to us and Series Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from Owners and Payees, as applicable.

      Neither the Variable Account nor the Company is under any duty to provide information concerning the voting instruction rights of persons who may have such rights under plans, other than rights afforded by the Investment Company Act of 1940, or any duty to inquire as to the instructions received or the authority of Owners or others, as applicable, to instruct the voting of Series Fund shares. Except as the Variable Account or the Company has actual knowledge to the contrary, the instructions given by Owners and Payees will be valid as they affect the Variable Account, the Company and any others having voting instruction rights with respect to the Variable Account.

      All Series Fund proxy material, together with an appropriate form to be used to give voting instructions, will be provided to each person having the right to give voting instructions at least 10 days prior to each meeting of the shareholders of the Series Fund. We will determine the number of Series Fund shares as to which each such person is entitled to give instructions as of the record date set by the Series Fund for such meeting, which is expected to be not more than 90 days prior to each such meeting. Prior to the Annuity Commencement Date, the number of Series Fund shares as to which voting instructions may be given to the Company is determined by dividing the value of all of the Variable Accumulation Units of the particular Sub-Account credited to the Owner Account by the net asset value of one Series Fund share as of the same date. On or after the Annuity Commencement Date, the number of Series Fund shares as to which such instructions may be given by a Payee is determined by dividing the reserve held by the Company in the Sub-Account with respect to the particular Payee by the net asset value of a Series Fund share as of the same date. After the Annuity Commencement Date, the number of Series Fund shares as to which a Payee is entitled to give voting instructions will generally decrease due to the decrease in the reserve.

PERIODIC REPORTS

      During the Accumulation Period we will send you, at least once during each Contract Year, a statement showing the number, type and value of Accumulation Units credited to your Account and the Fixed Accumulation Value of your Account, which statement shall be accurate as of a date not more than 2 months previous to the date of mailing. These periodic statements contain important information concerning your transactions with respect to a Contract. It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

      In addition, every person having voting rights will receive such reports or prospectuses concerning the Variable Account and the Series Fund as may be required by the Investment Company Act of 1940 and the Securities Act of 1933. We will also send such statements reflecting transactions in your Account as may be required by applicable laws, rules and regulations.

      Upon request, we will provide you with information regarding fixed and variable accumulation values.

SUBSTITUTION OF SECURITIES


      Shares of any or all Series of the Series Fund may not always be available for investment under the Contract. We may add or delete Series or other investment companies as variable investment options under the Contracts. We may also substitute shares of another Series or shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved, if required, by the SEC and the Superintendent of Insurance of the State of New York. In the event of any substitution pursuant to this provision, we may make appropriate endorsement to the Contract to reflect the substitution.


CHANGE IN OPERATION OF VARIABLE ACCOUNT

      At our election and subject to the prior approval of the Superintendent of Insurance of the State of New York and any necessary vote by persons having the right to give instructions with respect to the voting of Series Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may, subject to the prior approval of the Superintendent of Insurance of the State of New York and make appropriate endorsement to the Contract to reflect the change and take such other action as may be necessary and appropriate to effect the change.

SPLITTING UNITS

      We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contract.

MODIFICATION

      Upon notice to the Owner (or the Payee(s) during the Income Phase), we may modify the Contract if such modification: (i) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject;
(ii) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (iii) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (See "Change in Operation of Variable Account"); (iv) provides additional Variable Account and/or fixed accumulation options; or (v) as may otherwise be in the best interests of Owners or Payees, as applicable. In the event of any such modification, we may make appropriate endorsement in the Contract to reflect such modification.

RIGHT TO RETURN


      If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Service Address, as shown on the cover of this Prospectus, within 10 days after it was delivered to you. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value at the end of the Valuation Period during which we received it.


      If you are establishing an Individual Retirement Account ("IRA"), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow an Owner establishing an IRA a "ten day free-look," notwithstanding the provisions of the Internal Revenue Code.


                               TAX CONSIDERATIONS



      This section describes general federal income tax consequences based upon our understanding of current federal tax laws. Actual federal tax consequences may vary depending on, among other things, the type of retirement plan with which you use a Contract. Legislation affecting the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that you purchased before the date of enactment. We do not make any guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.


DEDUCTIBILITY OF PURCHASE PAYMENTS

      For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible.

PRE-DISTRIBUTION TAXATION OF CONTRACTS

      Generally, an increase in the value of a Contract will not give rise to tax prior to distribution.

      However, corporate (or other non-natural person) Owners of Non-Qualified Contracts incur current tax, regardless of distribution, on Contract value increases. Such current taxation does not apply, though, to (i) immediate annuities, which the Internal Revenue Code (the "Code") defines as a single premium contract with an annuity commencement date within one year of the date of purchase, or (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

      The Internal Revenue Service could assert that Owners under both Qualified Contracts and Non-Qualified Contracts annually receive a taxable deemed distribution equal to the cost of any life insurance benefit under the Contract.

      You should note that qualified retirement investments automatically provide tax deferral, regardless of whether the underlying contract is an annuity.

DISTRIBUTIONS AND WITHDRAWALS FROM NON-QUALIFIED CONTRACTS

      The Account Value will include an amount attributable to Purchase Payments, the return of which is not taxable, and an amount attributable to investment earnings, the return of which is taxable at ordinary income rates. The relative portions of a distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the timing of the distribution.

      If you withdraw less than your entire Contract Value under a Non-Qualified Contract before the Annuity Commencement Date, you must treat the withdrawal first as a return of investment earnings. You may treat only withdrawals in excess of the amount of the Account Value attributable to investment earnings as a return of Purchase Payments. Account Value amounts assigned or pledged as collateral for a loan will be treated as if withdrawn from the Contract.

      If a Payee receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date, however, the Payee treats a portion of each payment as a nontaxable return of Purchase Payments. In general, the nontaxable portion of such a payment bears the same ratio to the total payment as the Purchase Payments bear to the Payee's expected return under the Contract. The remainder of the payment constitutes a taxable return of investment earnings. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, all future distributions constitute fully taxable ordinary income. If the Annuitant dies before the Payee recovers the full amount of Purchase Payments, the Payee may deduct an amount equal to unrecovered Purchase Payments.

      Upon the transfer of a Non-Qualified Contract by gift (other than to the Owner's spouse), the Owner must treat an amount equal to the Account Value minus the total amount paid for the Contract as income.

      A penalty tax of 10% may apply to taxable cash withdrawals and lump-sum payments from Non-Qualified Contracts. This penalty will not apply in certain circumstances, such as distributions pursuant to the death of the Owner or distributions under an immediate annuity (as defined above), or after age
59 1/2.

DISTRIBUTIONS AND WITHDRAWALS FROM QUALIFIED CONTRACTS

      Generally, distributions from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will, except in certain circumstances, apply to distributions prior to age 59 1/2.

      Distributions from a Qualified Contract are not subject to current taxation or a 10% penalty, however, if:

      - the distribution is not a hardship distribution or part of a series of payments for life or for a specified period of 10 years or more (an "eligible rollover distribution"), and

      - the Owner or Payee rolls over the distribution (with or without actually receiving the distribution) into a qualified retirement plan eligible to receive the rollover.

      Only you or your spouse may elect to roll over a distribution to an eligible retirement plan.

WITHHOLDING


      In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from a Contract issued for use with an individual retirement account), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Owner or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, only you or your spouse may elect a direct rollover. In the case of a distribution from (i) a Non-Qualified Contract, (ii) a Qualified Contract issued for use with an individual retirement account, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Owner or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.


INVESTMENT DIVERSIFICATION AND CONTROL


      The Treasury Department has issued regulations that prescribe investment diversification requirements for mutual fund series underlying nonqualified variable contracts. Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. Contracts that do not meet the guidelines are subject to current taxation on annual increases in value. We believe that each Series of the Series Fund complies with these regulations. The preamble to the regulations states that the Internal Revenue Service may promulgate guidelines under which an owner's excessive control over investments underlying the contract will preclude the contract from qualifying as an annuity for federal tax purposes. We cannot predict whether such guidelines, if in fact promulgated, will be retroactive. We reserve the right to modify the Contract and/or the Variable Account to the extent necessary to comply with any such guidelines, but cannot assure that such modifications would satisfy any retroactive guidelines.


TAX TREATMENT OF THE COMPANY AND THE VARIABLE ACCOUNT

      As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. We will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

QUALIFIED RETIREMENT PLANS


      You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan's specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions.


PENSION AND PROFIT-SHARING PLANS

      Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Tax Equity and Fiscal Responsibility Act of 1982 eliminated most differences between qualified retirement plans of corporations and those of self-employed individuals. Self-employed persons may therefore use Qualified Contracts as a funding vehicle for their retirement plans, as a general rule.

TAX-SHELTERED ANNUITIES

      Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities.

      If the Contracts are to receive tax deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when the Owner attains age 59 1/2, separates from service with the employer, dies or becomes disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, and (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989. It is permissible, however, to withdraw post-1988 salary reduction contributions in cases of financial hardship. While the Internal Revenue Service has not issued specific rules defining financial hardship, we expect that to qualify for a hardship distribution, the Owner must have an immediate and heavy bona fide financial need and lack other resources reasonably available to satisfy the need. Hardship withdrawals (as well as certain other premature withdrawals) will be subject to a 10% tax penalty, in addition to any withdrawal charge applicable under the Contracts. Under certain circumstances the 10% tax penalty will not apply if the withdrawal is for medical expenses.

      Under the terms of a particular Section 403(b) plan, the Owner may be entitled to transfer all or a portion of the Account Value to one or more alternative funding options. Owners should consult the documents governing their plan and the person who administers the plan for information as to such investment alternatives.

INDIVIDUAL RETIREMENT ACCOUNTS

      Sections 219 and 408 of the Code permit eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, Employer/Association of Employees Established Individual Retirement Account Trusts, and Simple Retirement Accounts. Such IRAs are subject to limitations on contribution levels, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from some other types of retirement plans may be placed in an IRA on a tax-deferred basis. If we sell Contracts for use with IRAs, the Internal Revenue Service or other agency may impose supplementary information requirements. We will provide purchasers of the Contracts for such purposes with any necessary information. You will have the right to revoke the Contract under certain circumstances, as described in the section of this Prospectus entitled "Right to Return."

ROTH IRAS

      Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If an individual converts a traditional IRA into a Roth IRA, the full amount of the IRA is included in taxable income. The Internal Revenue Service and other agencies may impose special information requirements with respect to Roth IRAs. If and when we make Contracts available for use with Roth IRAs, we will provide any necessary information.

                        ADMINISTRATION OF THE CONTRACTS

      We perform certain administrative functions relating to the Contracts, Owner Accounts, and the Variable Account. These functions include, but are not limited to, maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Owner Account number and type, the status of each Owner Account and other pertinent information necessary to the administration and operation of the Contracts; processing Applications, Purchase Payments, transfers and full and partial withdrawals; issuing Contracts; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services.

                         DISTRIBUTION OF THE CONTRACTS

      We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in the State of New York where the Contracts may be lawfully sold. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon, a wholly-owned subsidiary of our parent company, Sun Life (U.S.), is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

      Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 6.36% of Purchase Payments. During 1997, 1998 and 1999, approximately $1,400, $0 and $0, respectively, was paid to and retained by Clarendon in connection with the distribution of the Contracts.


                            PERFORMANCE INFORMATION

      From time to time the Variable Account may publish reports to shareholders, sales literature and advertisements containing performance information relating to the Sub-Accounts. This information may include standardized and non-standardized "Average Annual Total Return," "Cumulative Growth Rate" and "Compound Growth Rate." The Government Securities Series Sub-Account and the High Yield Series Sub-Account may also advertise "yield." The Money Market Series Sub-Account may advertise "yield" and "effective yield."

      Average Annual Total Return measures the net income of the Sub-Account and any realized or unrealized gains or losses of the Series in which it invests, over the period stated. Average Annual Total Return figures are annualized and represent the average annual percentage change in the value of an investment in a Sub-Account over that period. Standardized Average Annual Total Return information covers the period since the Contracts have been offered or, if shorter, the life of the Series. Non-standardized Average Annual Total Return covers the life of each Series, which may predate the Contracts. Cumulative Growth Rate represents the cumulative change in the value of an investment in the Sub-Account for the period stated, and is arrived at by calculating the change in the Accumulation Unit Value of a Sub-Account between the first and the last day of the period being measured. The difference is expressed as a percentage of the Accumulation Unit Value at the beginning of the base period. "Compound Growth Rate" is an annualized measure, calculated by applying a formula that determines the level of return which, if earned over the entire period, would produce the cumulative return.

      Average Annual Total Return figures assume an initial purchase payment of $1,000 and reflect all applicable withdrawal and Contract charges. The Cumulative Growth Rate and Compound Growth Rate figures that we advertise do not reflect withdrawal charges or the Account Fee, although they reflect all recurring charges. Results calculated without withdrawal and/or certain Contract charges will be higher. We may also use other types of rates of return that do not reflect withdrawal and Contract charges.

      The performance figures used by the Variable Account are based on the actual historical performance of the Series Fund for the specified periods, and the figures are not intended to indicate future performance. For periods before the date the Contracts became available, we calculate the performance information for the Sub-Account on a hypothetical basis. To do this, we reflect deductions of the current Contract fees and charges from the historical performance of the corresponding Series.


      Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (7-day period for the Money Market Sub-Account), expressed as a percentage of the value of the Sub-Account's Accumulation Units. Yield is an annualized figure, which means that we assume that the Sub-Account generates the same level of net income over a one-year period and compound that income on a semi-annual basis. We calculate the effective yield for the Money Market Sub-Account similarly, but include the increase due to assumed compounding. The Money Market Series Sub-Account's effective yield will be slightly higher than its yield as a result of its compounding effect.


      The Variable Account may also from time to time compare its investment performance to various unmanaged indices or other variable annuities and may refer to certain rating and other organizations in its marketing materials. More information on performance and our computations is set forth in the Statement of Additional Information.

      The Company may also advertise the ratings and other information assigned to it by independent industry ratings organizations. Some of these organizations are A.M. Best, Moody's Investor's Service, Standard and Poor's Insurance Rating Services, and Duff and Phelps. Each year, A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's rating. These ratings reflect A.M. Best's current opinion of the relevant financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's ratings range from A++ to F. Standard and Poor's and Duff and Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues. These two ratings do not measure the insurance company's ability to meet non-policy obligations. Ratings in general do not relate to the performance of the Sub-Accounts.


      We may also advertise endorsements from organizations, individuals or other parties that recommend the Company or the Contracts. We may occasionally include in advertisements (1) comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets; or (2) discussions of alternative investment vehicles and general economic conditions.



                             AVAILABLE INFORMATION



      The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. This Prospectus does not contain all of the information contained in the registration statements and their exhibits. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.



      In addition, the Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports and other information with the SEC to meet these requirements. You can inspect and copy this information and our registration statements at the SEC's public reference facilities at the following locations: WASHINGTON, D.C. -- 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549; CHICAGO, ILLINOIS -- 500 West Madison Street, Chicago, IL 60661; NEW YORK, NEW YORK -- 7 World Trade Center, 13th Floor, New York, NY 10048. The Washington, D.C. office will also provide copies by mail for a fee. You may also find these materials on the SEC's website (http://www.sec.gov).



                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE



      The Company's Annual Report on Form 10-K for the year ended December 31, 1999 filed with the SEC is incorporated by reference in this Prospectus. Any statement contained in a document we incorporate by reference is deemed modified or superceded to the extent that a later filed document, including this Prospectus, shall modify or supercede that statement. Any statement so modified or superceded shall not be deemed, except as so modified or superceded, to constitute part of this Prospectus.



      The Company will furnish, without charge, to each person to whom a copy of this Prospectus is delivered, upon the written or oral request of such person, a copy of the document referred to above which has been incorporated by reference in this Prospectus, other than exhibits to such document (unless such exhibits are specifically incorporated by reference in this Prospectus). Requests for such document should be directed to our Service Address in writing or by telephone at (800) 447-7569.



                    ADDITIONAL INFORMATION ABOUT THE COMPANY



BUSINESS OF THE COMPANY



      The Company is engaged in the sale of combination fixed and variable annuity contracts, group life insurance contracts, and group long-term disability protection products. These contracts are sold in both the tax-qualified and non-tax-qualified markets by insurance agents, some of whom are registered representatives of national and regional stock brokerage firms and brokers.



      With in these three major insurance product areas, the Company conducts business principally in two operating segments: Wealth Management and Protection. The Wealth Management segment markets and administers individual variable and fixed annuity products, including market value adjusted annuities, while the Protection segment markets and administers group life insurance and long-term disability products. The Company also maintains a corporate segment to provide the capital needs of the various operating segments and to engage in other financing related activities.

      The following table sets forth premiums and deposits by major product categories for each of the last 3 years. See the Notes to the Statutory financial Statements of the Company included in the Prospectus for industry segment information.



                                                        1999         1998         1997
                                                     -----------  -----------  -----------
                                                                (IN THOUSANDS)
 Wealth Management                                   $    42,943  $    86,710  $   127,470
 Protection                                          $    15,720  $    14,283  $    11,991



SELECTED FINANCIAL DATA



      The following selected financial data for the Company should be read in conjunction with the Company's financial statements and notes thereto included in this Prospectus on page 42.



                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                                     ---------------------------------------------------------------
                                                        1999         1998         1997         1996         1995
                                                     -----------  -----------  -----------  -----------  -----------
 Revenues
   Premiums, annuity deposits and other revenue      $    67,081  $   108,443  $   137,079  $    83,711  $    56,678
   Net investment income                                   5,425        6,718        9,344       13,019       19,204
                                                     -----------  -----------  -----------  -----------  -----------
                                                          72,506      115,161      146,423       96,730       75,882
                                                     -----------  -----------  -----------  -----------  -----------
 Benefits and expenses
   Policyholder benefits                                  54,892       93,816      126,876       82,079       63,100
   Other expenses                                         11,828       12,577       14,059        9,870        9,384
                                                     -----------  -----------  -----------  -----------  -----------
                                                          66,720      106,393      140,935       91,949       72,484
                                                     -----------  -----------  -----------  -----------  -----------
 Income from operations before federal income tax
   expense                                                 5,786        8,768        5,488        4,781        3,398
   Federal income tax (excluding tax on capital
     losses)                                               1,228        2,070        2,315        1,939        2,447
                                                     -----------  -----------  -----------  -----------  -----------
 Income from operations after federal income tax
   expense and before realized capital losses              4,558        6,698        3,173        2,842          951
   Net realized capital gains (losses) less capital
     gains tax                                               152          (13)         183         (439)         (21)
                                                     -----------  -----------  -----------  -----------  -----------
 Net Income                                          $     4,710  $     6,684  $     3,356  $     2,403  $       930
                                                     ===========  ===========  ===========  ===========  ===========
 Total Assets                                        $   806,006  $   713,677  $   624,535  $   518,319  $   524,731
                                                     ===========  ===========  ===========  ===========  ===========



MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS



CAUTIONARY STATEMENT



      The Private Securities Litigation Reform Act of 1995 defines forward-looking statements as statements not based on historical fact. This Prospectus includes forward-looking statements by the Company. These statements relate to such topics as volume growth, market share, and financial goals. It is important to understand that these forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those that the statements anticipate. These risks and uncertainties may concern, among other things:



    - Heightened competition, particularly in terms of price, product features, and distribution capability, which could constrain the Company's growth and profitability.



    - Changes in interest rates and market conditions.



    - Regulatory and legislative developments.

RESULTS OF OPERATIONS



NET INCOME -- 1999 COMPARED TO 1998



      The Company had net income of $4,710,000 for 1999 as compared to $6,685,000 for 1998. The $1,975,000 decrease in net income was due to lower earnings in both its Wealth Management and Protection segments.



      The decline in Wealth Management income was due primarily to an increase in operating expenses as a result of the consolidation of the Company's annuity operation, offset by lower strain from lower than expected annuity sales. During 1999, the Company consolidated its customer service and accounting functions with its parent company, Sun Life (U.S.). One-time charges incurred in connection with this consolidation totaled approximately $800,000 and consisted primarily of: (1) severance and employee benefit costs; (2) termination fee associated with a lease cancellation and; (3) furniture and equipment write-offs. The decline in annuity deposit-type funds in the Wealth Management segment was due to lower sales associated with the Company's dollar cost averaging ("DCA") program. Under the DCA program deposits are made into the fixed portion of the Company's market value adjusted combination fixed/variable annuity contract and receive a more favorable crediting rate for the policy year. During the year, the fixed deposit is exchanged to the variable portion of the contract in equal periodic installments. The decline in 1999 DCA sales was attributable to the Company adhering to the New York State Insurance Department's (the "Department") request to limit the DCA crediting rate the Company, and its competitors, could offer. In November 1999, after the Department issued guidelines to permit New York licensed insurers to offer an enhanced DCA crediting rate, the Company reintroduced the DCA program. Also contributing to lower annuity deposit fund sales was the implementation, in November 1998, of the Department's Regulation 60, which governs replacement sales.



      The decline in Protection income was due to unfavorable group life mortality experience and higher group health reserves from an increase in group long-term disability claims experience.



      The total capital stock and surplus position of the Company at December 31, 1999, was $41,346,000. Cash dividends of $6,500,000 million were paid to its parent company, Sun Life (U.S.) during 1999. The Company's management considers its surplus position to be adequate.



NET INCOME -- 1998 COMPARED TO 1997



      In 1997, the Company had net income of $3,356,000. The $3,329,000 increase in net income between 1997 and 1998 was due directly to higher earnings in the annuity and group disability businesses and an over-accrued federal income tax provision at December 31, 1997, offset by lower earnings from group life insurance. The increase in annuity income was primarily due to higher fee income from market appreciation on separate account assets and lower reserve strain from lower fixed annuity sales in 1998. The increase in group health income was due directly to lower group accident and health reserves from more favorable long-term disability claims experience, while group life earnings declined primarily from increased claims experience and higher reserves offset by higher premium income.



INCOME FROM OPERATIONS BY SEGMENT



      The Company's income from operations reflects the operations of its three business segments: the Wealth Management segment, the Protection segment, and the Corporate segment. The following table provides a summary of income from operations by segment.



                       INCOME FROM OPERATIONS BY SEGMENT*
                                ($ IN MILLIONS)



                                                                                               PERCENTAGE CHANGE
                                                                                            ------------------------
                                                        1999         1998         1997       1999/1998    1998/1997
                                                     -----------  -----------  -----------  -----------  -----------
 Wealth Management                                   $      2.7   $      4.6   $       2.0        (0.4)          1.3
 Protection                                          $      0.4   $      1.2   $      (0.7)       (0.7)          2.7
 Corporate                                           $      1.5   $      0.9   $       1.9         0.7          (0.5)

FINANCIAL CONDITION



ASSETS



      The total assets of Sun Life Insurance and Annuity of New York (the "Company") comprise of those held in its general accounts and those held in its separate accounts. General accounts assets support general accounts liabilities. Separate account assets are as follows:



    - Those assets held in a "fixed" separate account, which the Company established for amounts that contract holders allocate to the fixed portion of their combination fixed/variable deferred annuity contracts. Fixed separate account assets are available to fund general account liabilities and general account assets are available to fund the liabilities of this fixed separate account. The Company manages the assets of this fixed separate according to general account investment policy guidelines.



    - Those assets held in a number of registered "variable" separate accounts as investment vehicles for the Company's variable annuity contracts. Policyholders may choose from among various investment options offered under these contracts according to their individual needs and preferences. Policyholders assume the investment risks associated with these choices. General accounts and fixed separate accounts assets are not available to fund the liabilities of these variable accounts.



      During 1999, general account and fixed separate account assets, taken together, decreased by 7%, but variable separate account assets increased by 20%. During 1998, general account and fixed separate account assets, decreased by 14% and variable separate account assets increased by 30%. This growth in variable accounts relative to the general fixed accounts reflects two main factors: appreciation of the funds held in the variable separate accounts has exceeded that of the funds held in the general and fixed separate accounts; and annuity deposits into variable accounts have increased, while annuity deposits into fixed accounts have slowed. The Company believes this pattern has reflected a shift in the preferences of policyholders, which is largely attributable to the strong performance of equity markets in general and of the Company's variable account funds in particular.



      The assets of the general account are available to support general account liabilities. For management purposes, it is the Company's practice to segment its general account to facilitate the matching of assets and liabilities. General account assets primarily comprise cash and invested assets, which represented 93.8% of general account assets at year-end 1999. Major types of invested asset holdings included bonds, and mortgages. The Company's bond holdings comprised 79% of the Company's portfolio at year-end 1999. Bonds included both public and private issues. It is the Company's policy to acquire only investment-graded securities. As a result, the overall quality of the bond portfolio is high. At year-end 1999, the Company's portfolio had only 5.3% securities below investment-grade, i.e., below the National Association of Insurance Commissioners ("NAIC") rating "1" or "2". The Company's mortgage holdings amounted to $8.7 million at year-end 1999, representing 12% of the total portfolio. All mortgage holdings at year-end 1999 were in good standing. The Company believes that the high quality of its mortgage portfolio is largely attributable to its stringent underwriting standards.



LIABILITIES



      As with assets, the proportion of variable separate account liabilities to total liabilities has been increasing. The Company's liabilities primarily comprise of reserves for group life insurance, group accident and health insurance and for individual annuity contracts and deposit funds. The Company expects the declining trend in general account liabilities to continue because it believes that net maturities will continue to exceed sales for the fixed contracts associated with these liabilities. This trend stems mainly from the Company's decision to focus its marketing efforts on its combination variable/ fixed annuity products.



CAPITAL AND SURPLUS



      The National Association of Insurance Commissioners ("NAIC") adopted regulations at the end of 1993 that established minimum capitalization requirements for insurance companies, based on risk-based capital ("RBC") formulas. These requirements are intended to identify undercapitalized companies, so that specific regulatory actions can be taken on a timely basis. The RBC formula for life insurance companies calculates capital requirements related to asset, insurance, interest rate, and business risks. According to the RBC calculation, the Company's capital was well in excess of its required capital at year-end 1999.



      The total capital stock and surplus position of the Company at December 31, 1999, was $41,346,000. Cash dividends of $6,500,000 million were paid to its parent company, Sun Life (U.S.) during 1999. The Company's management considers its surplus position to be adequate.



LIQUIDITY



      The Company's liquidity requirements are generally met by funds from operations. The Company's main uses of funds are to pay out death benefits and other maturing insurance and annuity contract obligations; to make pay-outs on contract terminations; to purchase new investments; to fund new business ventures; and to pay normal operating expenditures and taxes. The Company's main sources of funds are premiums and deposits on insurance and annuity products; proceeds from the sale of investments; income from investments; and repayments of investment principal.



      In managing its general account and fixed separate account assets in relation to its liabilities, the Company has segmented these assets by product or by groups of products. The Company manages each segment's assets based on an investment policy that it has established for that segment. Among other matters, this investment policy considers liquidity requirements and provides cash flow estimates. The Company reviews these policies quarterly.



      The Company's liquidity targets are intended to enable it to meet its day-to-day cash requirements. On a quarterly basis, the Company compares its total "liquifiable" assets to its total demand liabilities. Liquifiable assets comprise cash and assets that could quickly be converted to cash should the need arise. These assets include short-term investments and other current assets and investment-grade bonds. The Company's policy is to maintain a liquidity ratio in excess of 100%, and it did so throughout 1999. Based on its ongoing liquidity analyses, the Company believes that its available liquidity is more than sufficient to meet its liquidity needs.



      The Company generated cash flow operations sufficient to meet its liquidity needs. It has an active asset liability management program in order to maintain adequate liquidity. Capital is considered to be adequate; the Company has not required capital contributions since 1990 when Sun Life of Canada (U.S.) contributed an additional $12 million.



DEMUTUALIZATION



      On January 27, 1998, Sun Life Assurance Company of Canada ("Sun Life (Canada)"), the Company's ultimate parent at that time, announced that its Board of Directors had requested that management develop a plan to demutualize. Demutualization would involve converting from a mutual structure, with ownership by policyholders, to a shareholder-owned company. It would provide that the ownership interest currently held by policyholders be distributed to them in the form of shares, without affecting their interests as policyholders. In June 1999, the Board of Directors of Sun Life (Canada) approved the demutualization timetable recommended by management, and on September 28, 1999, the Board of Directors of Sun Life (Canada) approved the demutualization plan. On December 6, 1999, Sun Life (Canada) received approval for its demutualization plan from the Michigan Commissioner of Insurance. At a Special Meeting on December 15, 1999, eligible policyholders of Sun Life (Canada) voted in favor of their company's plans to demutualize.



      Sun Life (Canada) completed its demutualization on March 22, 2000 and its Initial Public Offering ("IPO") on March 29, 2000. As a result of the demutualization, a new holding company, Sun Life Financial Services of Canada, Inc. ("Sun Life Financial") is now the ultimate parent of the company. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934, as amended, with common shares listed on the Toronto, New York, London, and Manila stock exchanges. Based on information known to date, the demutualization of Sun Life (Canada) is not expected to have any significant impact on the Company.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK



      This discussion covers market risks associated with investment portfolios that support the Company's general account liabilities. This discussion does not cover market risks associated with those investment portfolios that support separate account products. For these products, the policyholder, rather than the Company, assumes these market risks.



GENERAL



      The assets of the general account are available to support general account liabilities. For purposes of managing these assets in relation to these liabilities, the Company notionally segments these assets by product or by groups of products. The Company manages each segment's assets based on an investment policy statement that it has established for that segment. The policy statement discusses the segment's liability characteristics and liquidity requirements, provides cash flow estimates, and sets targets for asset mix, duration, and quality. Each quarter, investment and business unit managers review these policy statements to ensure that the policies remain appropriate, taking into account each segment's liability characteristics.



TYPES OF MARKET RISKS



      The Company's stringent underwriting standards and practices have resulted in high-quality portfolios and have the effect of limiting credit risk. It is the Company's policy, for example, not to purchase below-investment-grade securities. Also, as a matter of investment policy, the Company assumes no foreign currency or commodity risk, nor does it assume equity price risk except to the extent that it holds real estate in its portfolios. The management of interest rate risk exposure is discussed below.



INTEREST RATE RISK MANAGEMENT



      The Company's fixed interest rate liabilities are primarily supported by well-diversified portfolios of fixed interest rate investments. All of these fixed interest rate investments are held for other than trading purposes and can include publicly issued and privately placed bonds and commercial mortgage loans. Public bonds can include Treasury bonds, corporate bonds, and money market instruments. The Company's fixed income portfolios also hold securitized assets, including mortgage-backed securities ("MBS") and asset-backed securities. These securities are subject to the same standards applied to other portfolio investments, including relative value criteria and diversification guidelines. In portfolios backing interest-sensitive liabilities, the Company's policy is to limit MBS holdings to less than 10% of total portfolio assets. In all portfolios, the Company restricts MBS investments to pass-through securities issued by U.S. government agencies and to collateralized mortgage obligations, which are expected to exhibit relatively low volatility. The Company does not engage in leveraged transactions and it does not invest in the more speculative forms of these instruments such as the interest-only, principal-only, inverse floater, or residual tranches.



      Changes in the level of domestic interest rates affect the market value of fixed interest rate assets and liabilities. Segments whose liabilities mainly arise from the sale of products containing interest rate guarantees for certain terms are sensitive to changes in interest rates. In these segments, the Company uses "immunization" strategies, which are specifically designed to minimize the loss from wide fluctuations in interest rates. The Company supports these strategies using analytical and modeling software acquired from outside vendors.



      Significant features of the Company's immunization models include:



    - an economic or market value basis for both assets and liabilities;



    - an option pricing methodology;



    - the use of effective duration and convexity to measure interest rate sensitivity;



    - the use of "key rate durations" to estimate interest rate exposure at different parts of the yield curve and to estimate the exposure to non-parallel shifts in the yield curve.

      The Company's Interest Rate Risk Committee meets monthly. After reviewing duration analyses, market conditions and forecasts, the Committee develops specific asset management strategies for the interest-sensitive portfolios. These strategies may involve managing to achieve small intentional mismatches, either in terms of total effective duration or for certain key rate durations, between the liabilities and related assets of particular segments. The Company manages these mismatches to a tolerance range of plus or minus 0.5.



      Liabilities categorized as financial instruments and held in the Company's general account at December 31, 1999 had a fair value of $25.7 million. Fixed income investments supporting those liabilities had a fair value of $73.0 million at that date. The Company performed a sensitivity analysis on these interest-sensitive liabilities and assets at December 31, 1999. The analysis showed that if there were an immediate increase of 100 basis points in interest rates, the fair value of the liabilities would show a net decrease of $.6 million and the corresponding assets would show a net decrease of $2.1 million.



      By comparison, liabilities categorized as financial instruments and held in the Company's general account at December 31, 1998 had a fair value of $29.2 million. Fixed income investments supporting those liabilities had a fair value of $82.3 million at that date. The Company performed a sensitivity analysis on these interest-sensitive liabilities and assets at December 31, 1998. The analysis showed that if there were an immediate increase of 100 basis points in interest rates, the fair value of the liabilities would show a net decrease of $.7 million and the corresponding assets would show a net decrease of $2.4 million.



      The Company produced these estimates using computer models. Since these models reflect assumptions about the future, they contain an element of uncertainty. For example, the models contain assumptions about future policyholder behavior and asset cash flows. Actual policyholder behavior and asset cash flows could differ from what the models show. As a result, the models' estimates of duration and market values may not reflect what actually will occur. The models are further limited by the fact that they do not provide for the possibility that management action could be taken to mitigate adverse results. The Company believes that this limitation is one of conservatism; that is, it will tend to cause the models to produce estimates that are generally worse than one might actually expect, all other things being equal.



      Based on its processes for analyzing and managing interest rate risk, the Company believes its exposure to interest rate changes will not materially affect its near-term financial position, results of operations, or cash flows.



REINSURANCE



      The Company has agreements with Sun Life Assurance Company of Canada ("Sun Life (Canada)") which provide that Sun Life (Canada) will reinsure the mortality and morbidity risks of the group life insurance contracts and group long-term disability contacts issued by the Company. Under these agreements basic death benefits and long-term disability benefits are reinsured on a yearly renewable term basis. The agreements provide that Sun Life (Canada) will reinsure the mortality risks in excess of $50,000 per policy for group life insurance contracts and $4,000 per policy per month for the group long-term disability contracts ceded by the Company. For the years ended December 31, 1998 and 1997, the agreements provided that Sun Life (Canada) would reinsure $3,000 per policy per month for the group long-term disability contracts ceded by the Company. Reinsurance transactions under these agreements had the effect of increasing (decreasing) income from operations by $(169,000), $(771,000) and $139,000 for the years ended December 31, 1999, 1998, and 1997, respectively.



      The group life and long-term disability reinsurance agreements require that the reinsurer provide funds in amounts equal to the reserves ceded.



RESERVES



      In accordance with the life insurance laws and regulations under which the Company operates it is obligated to carry on its books, as liabilities, actuarially determined reserves to meet its obligations on its outstanding contracts. Reserves are based on mortality tables in general use in the United States and are computed to equal amounts that, with additions from premiums to be received, and with interest on such reserves computed annually at certain assumed rates, will be sufficient to meet the Company's policy obligations at their maturities or in the event of an insured's death. In the accompanying Financial Statements these reserves are determined in accordance with statutory regulations.



INVESTMENTS



      The Company maintains investments in bonds and mortgages with cash flows to match estimated cash flows of its liabilities.



      It is the Company's policy to acquire only investment grade securities. None of the Company's holdings of bonds were rated below investment grade at December 31, 1999. Publicly traded government and corporate bonds comprised 96% of the Company's total bonds at December 31, 1999. The Company underwrites commercial mortgages with a maximum loan to value ratio of 75%, and as a rule invests only in properties that are almost fully leased. The Company did not have any mortgage loans in arrears more than 60 days at December 31, 1999.



COMPETITION



      The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities marketing insurance products. There are approximately 150 insurers in the life insurance business in the State of New York.



EMPLOYEES



      As of December 31, 1999, the Company had 2 direct employees who are employed at its Home Office.



PROPERTIES



      The Company owns no properties. During 1998 and 1997, the Company leased two separate facilities for its annuity operations and group sales offices. On February 24, 1999, the Company terminated the lease associated with its annuity operations office as it consolidated the functions performed at this facility with its parent company, Sun Life (U.S.). After the group sales office lease expired in July 1999, the Company entered a five-year lease for a facility that combined its group sales office operation and corporate home office.



STATE REGULATION



      The Company is subject to the laws of the State of New York governing life insurance companies and to regulation by the Superintendent of Insurance of New York. An annual statement is filed with the Superintendent of Insurance on or before March lst in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Superintendent or his agents at any time and a full examination of its operations is conducted at periodic intervals.



      The Superintendent of Insurance has broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted.



      In addition, affiliated groups of insurers, such as the Company, its parent and its affiliates, are regulated under insurance holding company legislation in New York and certain other states. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved.



      Under insurance guaranty fund laws in New York, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, these laws do provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable.



      Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.



                               LEGAL PROCEEDINGS



      There are no pending legal proceedings affecting the Variable Account. We are engaged in various kinds of routine litigation which, in management's judgment, is not of material importance to our respective total assets or material with respect to the Variable Account.



                                  ACCOUNTANTS



      The financial statements of the Variable Account for the year ended December 31, 1999 included in the Statement of Additional Information and the statutory financial statements of the Company for the years ended December 31, 1999, 1998 and 1997 included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.



                              FINANCIAL STATEMENTS



      The financial statements of the Company which are included in this Prospectus should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company's assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Series Fund shares held in the Sub-Accounts of the Variable Account.



      The financial statements of the Variable Account for the year ended December 31, 1999 are included in the Statement of Additional Information.


                            ------------------------

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.))



STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND
CAPITAL STOCK AND SURPLUS
DECEMBER 31, 1999 AND 1998



                                                                                  1999            1998
                                                                             --------------  --------------
ADMITTED ASSETS
    Bonds                                                                    $   59,215,128  $   57,916,869
    Mortgage loans on real estate                                                 8,659,610      17,657,672
    Properties acquired in satisfaction of debt                                          --       1,755,854
    Policy loans                                                                    537,976         625,023
    Cash and short-term investments                                               6,261,102       5,928,556
    Life insurance premiums and annuity considerations due and uncollected        2,168,135         667,087
    Accident and health premiums due and unpaid                                     579,460         156,493
    Receivable from parent and affiliates                                           621,625              --
    Investment income due and accrued                                               795,075         780,020
    Federal income tax recoverable                                                  520,467              --
    Other assets                                                                    235,655         183,602
                                                                             --------------  --------------
    General account assets                                                       79,594,233      85,671,176
    Separate account assets
      Unitized                                                                  632,350,720     527,942,310
      Non-unitized                                                               94,061,504     100,064,243
                                                                             --------------  --------------
    Total admitted assets                                                    $  806,006,457  $  713,677,729
                                                                             ==============  ==============
LIABILITIES
    Aggregate reserve for life policies and contracts                        $   21,762,306  $   22,578,780
    Aggregate reserve for accident and health policies                            9,251,000       7,830,000
    Policy and contract claims                                                    2,182,472       2,174,704
    Liability for premium and other deposit funds                                18,048,656      20,807,840
    Interest maintenance reserve                                                    553,770         830,941
    Commissions to agents due or accrued                                            449,213         374,826
    General expenses due or accrued                                                 580,432         369,524
    Transfers from Separate Accounts due or accrued                             (17,043,885)    (15,992,081)
    Taxes, licenses and fees due or accrued                                         100,000          64,813
    Federal income taxes due or accrued                                                  --         700,000
    Asset valuation reserve                                                       1,210,107       1,047,787
    Payable to parent, subsidiaries, and affiliates                                      --       1,218,745
    Other liabilities                                                             1,353,930         684,361
                                                                             --------------  --------------
    General account liabilities                                                  38,448,001      42,690,240
    Separate account liabilities:
      Unitized                                                                  632,150,968     527,751,720
      Non-unitized                                                               94,061,504     100,064,243
                                                                             --------------  --------------
    Total liabilities                                                           764,660,473     670,506,203
                                                                             --------------  --------------
CAPITAL STOCK AND SURPLUS
    Common capital stock                                                          2,000,000       2,000,000
                                                                             --------------  --------------
    Gross paid in and contributed surplus                                        29,500,000      29,500,000
    Group life contingency reserve fund                                           1,035,323         812,391
    Unassigned funds                                                              8,810,661      10,859,135
                                                                             --------------  --------------
    Total surplus                                                                39,345,984      41,171,526
                                                                             --------------  --------------
    Capital stock and surplus                                                    41,345,984      43,171,526
                                                                             --------------  --------------
    Total Liabilities, Capital Stock and Surplus                             $  806,006,457  $  713,677,729
                                                                             ==============  ==============



                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))



STATUTORY STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



                                              1999           1998            1997
                                           ------------   ------------   -------------
 INCOME:
     Premiums and annuity considerations   $19,152,409    $16,979,974    $ 16,013,160
     Deposit-type funds                     39,510,208     84,013,114     115,692,429
     Net investment income                   5,170,881      6,397,852       8,824,668
     Amortization of interest maintenance
       reserve                                 254,220        319,812         519,001
     Net gain from operations from
       Separate Accounts                         9,162          9,115           8,743
     Income from fees associated with
       investment management,
       administration and contract
       guarantees from Separate Accounts     7,470,958      6,262,374       4,707,296
     Other income                              938,657      1,179,261         657,755
                                           -----------    -----------    ------------
     Total Income                           72,506,495    115,161,502     146,423,052
                                           -----------    -----------    ------------
 BENEFITS AND EXPENSES:
     Death benefits                          7,357,222      6,237,281       4,916,746
     Annuity benefits                        5,238,282      5,758,805       5,439,091
     Disability benefits and benefits
       under accident and health policies    1,351,989      1,094,851         939,635
     Surrender benefits and other fund
       withdrawals                          59,018,693     73,863,143      79,016,904
     Interest on policy or contract funds       82,760        101,516          75,069
     Increase in aggregate reserves for
       life and accident and health
       policies and contracts                  604,526        620,154       5,199,040
     Decrease in liability for premium
       and other deposit funds              (2,759,184)   (10,533,414)    (30,405,893)
                                           -----------    -----------    ------------
     Total Benefits                         70,894,288     77,142,336      65,180,592
     Commissions on premiums and annuity
       considerations (direct business
       only)                                 4,712,712      4,850,390       5,582,738
     General insurance expenses              6,372,100      7,017,562       7,687,478
     Insurance taxes, licenses and fees,
       excluding federal income taxes          742,992        709,440         788,386
     Net transfers to (from) Separate
       Accounts                            (16,002,095)    16,673,071      61,695,832
                                           -----------    -----------    ------------
     Total Benefits and Expenses            66,719,997    106,392,799     140,935,026
                                           -----------    -----------    ------------
     Net gain from operations before
       federal income taxes                  5,786,498      8,768,703       5,488,026
     Federal income taxes incurred
       (excluding tax on capital gains)      1,228,004      2,070,545       2,315,259
                                           -----------    -----------    ------------
     Net gain from operations after
       federal income taxes and before
       realized capital gains                4,558,494      6,698,158       3,172,767
     Net realized capital (losses) gains
       less capital gains tax and
       transferred to the interest
       maintenance reserve                     151,678        (13,249)        183,262
                                           -----------    -----------    ------------
 NET INCOME                                $ 4,710,172    $ 6,684,909    $  3,356,029
                                           ===========    ===========    ============



                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



                                                        1999           1998           1997
                                                    -------------  -------------  -------------
Capital and surplus, Beginning of year              $  43,171,526  $  38,781,183  $  34,802,643
                                                    -------------  -------------  -------------
Net income                                              4,710,172      6,684,909      3,356,029
Change in net unrealized capital gains                         --        359,000        138,000
Change in nonadmitted assets and related items            126,606         47,886        (14,391)
Change in asset valuation reserve                        (162,320)       298,548        498,902
Dividend to stockholder                                (6,500,000)    (3,000,000)            --
                                                    -------------  -------------  -------------
Net change in capital and surplus for the year         (1,825,542)     4,390,343      3,978,540
                                                    -------------  -------------  -------------
Capital and surplus, End of year                    $  41,345,984  $  43,171,526  $  38,781,183
                                                    =============  =============  =============



                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.))

STATUTORY STATEMENTS OF CASH FLOW
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



                                               1999          1998            1997
                                            -----------  -------------   -------------
 Cash Provided:
   Premiums, annuity considerations and
     deposit funds received                 $57,235,427  $101,168,181    $138,347,877
   Net investment income                      5,324,547     6,731,025       9,707,801
   Fees associated with investment
     management, administration and
     contract guarantees from Separate
     Accounts                                 7,470,958     6,262,374       4,707,296
   Fee income                                   938,659     1,179,261         657,755
                                            -----------  ------------    ------------
 Total receipts                              70,969,591   115,340,841     153,420,729
                                            -----------  ------------    ------------
   Benefits paid                             73,041,178    86,793,629     122,170,301
   Insurance expenses and taxes paid         11,229,543    12,819,426      13,540,362
   Net cash transfers to (from) Separate
     Accounts                               (14,950,291)   25,441,094      41,721,173
   Federal income tax payments (excluding
     tax on capital gains)                    1,928,000     2,370,545       1,715,259
                                            -----------  ------------    ------------
 Total payments                              71,248,430   127,424,694     179,147,095
                                            -----------  ------------    ------------
 Net cash used in operations                   (278,839)  (12,083,853)    (25,726,366)
                                            -----------  ------------    ------------
   Proceeds from long-term investments
     sold, matured or repaid (after
     deducting taxes on capital gains of
     $81,675 for 1999, $135,651 for 1998
     and $222,860 for 1997)                  47,042,986    37,410,774      59,132,310
   Other cash provided                          717,427       813,054         325,543
                                            -----------  ------------    ------------
 Total cash provided                         47,760,413    38,223,828      59,457,853
                                            -----------  ------------    ------------
 Cash Applied:
   Cost of long-term investments acquired   (37,498,243)  (26,671,265)    (27,369,138)
   Other cash applied                        (9,650,785)   (3,660,391)       (857,106)
                                            -----------  ------------    ------------
 Total cash applied                         (47,149,028)  (30,331,656)    (28,226,244)
 Net change in cash and short-term
 investments                                    332,546    (4,191,681)      5,505,243
 Cash and short-term investments:
 Beginning of year                            5,928,556    10,120,237       4,614,994
                                            -----------  ------------    ------------
 End of year                                $ 6,261,102  $  5,928,556    $ 10,120,237
                                            ===========  ============    ============



                  SEE NOTES TO STATUTORY FINANCIAL STATEMENTS.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))



NOTES TO STATUTORY FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



1.  DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



GENERAL



Sun Life Insurance and Annuity Company of New York (the "Company") is incorporated as a life insurance company and is currently engaged in the sale of individual fixed and variable annuities, group life and group long-term disability insurance. The parent company, Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"), is ultimately a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("SLOC)"), a mutual life insurance company.



The Company, which is domiciled in the State of New York, prepares its financial statements in accordance with statutory accounting practices prescribed or permitted by the State of New York Insurance Department. Prescribed accounting practices include practices described in a variety of publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. Permitted accounting practices encompass all accounting practices not so prescribed. The permitted accounting practices adopted by the Company are not material to the financial statements. Prior to 1996, statutory accounting practices were recognized by the insurance industry and the accounting profession as generally accepted accounting principles ("GAAP") for mutual life insurance companies and stock life insurance companies wholly owned by mutual life insurance companies. In April 1993, the Financial Accounting Standards Board ("FASB") issued an interpretation (the "Interpretation") that became effective in 1996, which has changed the previous practice of mutual life insurance companies (and stock life insurance companies that are wholly owned subsidiaries of mutual life insurance companies) with respect to utilizing statutory basis financial statements for general purposes, in that it will no longer allow such financial statements to be described as having been prepared in conformity with GAAP. Consequently, these financial statements prepared in conformity with statutory accounting practices as described above, vary from and are not intended to present the Company's financial position, results of operations or cash flow in conformity with GAAP. (See Note 17 for further discussion relative to the Company's basis of financial statement presentation.) The effects on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material.



INVESTED ASSETS



Bonds are carried at cost adjusted for amortization of premium or accrual of discount. Mortgage loans acquired at a premium or discount are carried at amortized values and other mortgage loans at the amounts of the unpaid balances. Real estate investments are carried at the lower of cost, adjusted for accumulated depreciation, or appraised value less encumbrances. Short-term investments are carried at amortized cost, which approximates fair value. Depreciation of buildings and improvements is calculated using the straight-line method over the estimated useful life of the property, generally forty to fifty years.



POLICY AND CONTRACT RESERVES



The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and contract provisions.



INCOME AND EXPENSES



For group life, group long-term disability and annuity contracts, premiums are recognized as revenues over the premium paying period, whereas commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



1. DESCRIPTION OF THE BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):


SEPARATE ACCOUNTS



The Company has established unitized separate accounts applicable to individual qualified and nonqualified variable annuity contracts.



The Company has also established a nonunitized separate account for amounts allocated to the fixed portion of a certain combination fixed/variable deferred annuity contracts. The assets of this account are available to fund general account liabilities and general account assets are available to fund liabilities of this account.



Assets and liabilities of the separate accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contract holders, are shown as separate captions in the financial statements. Assets held in the separate accounts are carried at market value as determined by the quoted market prices of the underlying investments.



Gains (losses) from mortality experience and investment experience of the separate accounts, not applicable to contract owners, and accrued expense allowances recognized in reserves are receivable from or payable to the general account. Accumulated amounts that have not been transferred are recorded as payable (receivable) to (from) the general account. Transfers from separate accounts due or accrued amounted to $17,044,000 in 1999 and $15,992,000 in 1998.



CHANGES IN ACCOUNTING PRINCIPLES AND REPORTING



In March 1998, the National Association of Insurance Commissioners adopted the Codification of Statutory Accounting Principles ("Codification"). The Codification, which is intended to standardize regulatory accounting and reporting for the insurance industry, is proposed to be effective January 1, 2001. However, statutory accounting principles will continue to be established by individual state laws and permitted practices and it is uncertain when, or if, the State of New York will require adoption of the Codification for the preparation of statutory financial statements. The Company has not finalized the quantification of the effects of Codification on its statutory financial statements.



OTHER



Preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.



Certain prior year amounts have been reclassified to conform to amounts as presented in the current year.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



2.  BONDS



Investments in debt securities are as follows:



                                                                                     DECEMBER 31, 1999
                                                                    ----------------------------------------------------
                                                                                     GROSS         GROSS      ESTIMATED
                                                                     AMORTIZED    UNREALIZED    UNREALIZED      FAIR
                                                                       COST          GAINS        LOSSES        VALUE
                                                                    -----------  -------------  -----------  -----------
                                                                                         (IN 000'S)
Long-term bonds:
    United States Government and government agencies and
      authorities                                                    $   6,148     $      13     $    (171)   $   5,990
    Public utilities                                                     8,765             7          (391)       8,381
    Transportation                                                       3,521            --           (16)       3,505
    Finance                                                              7,742            --          (183)       7,559
    All other corporate bonds                                           33,039            69        (1,379)      31,729
                                                                     ---------     ---------     ---------    ---------
        Total long-term bonds                                           59,215            89        (2,140)      57,164

Short-term bonds -- U.S. Treasury Bills, bankers acceptances and
  commercial paper                                                       6,958            --            --        6,958
                                                                     ---------     ---------     ---------    ---------
Total bonds                                                          $  66,173     $      89     $  (2,140)   $  64,122
                                                                     =========     =========     =========    =========



                                                                                     DECEMBER 31, 1998
                                                                    ----------------------------------------------------
                                                                                    GROSS         GROSS       ESTIMATED
                                                                     AMORTIZED   UNREALIZED    UNREALIZED       FAIR
                                                                       COST         GAINS        LOSSES         VALUE
                                                                    -----------  -----------  -------------  -----------
                                                                                         (IN 000'S)
Long-term bonds:
    United States Government and government agencies and
      authorities                                                    $  16,153    $     319     $     (31)    $  16,441
    Public utilities                                                    11,353          213           (16)       11,550
    Transportation                                                       2,553           19            --         2,572
    Finance                                                              6,260          122            (9)        6,373
    All other corporate bonds                                           21,598          430           (37)       21,991
                                                                     ---------    ---------     ---------     ---------
        Total long-term bonds                                           57,917        1,103           (93)       58,927

Short-term bonds -- U.S. Treasury Bills, bankers acceptances and
  commercial paper                                                       5,258           --            --         5,258
                                                                     ---------    ---------     ---------     ---------
Total bonds                                                          $  63,175    $   1,103     $     (93)    $  64,185
                                                                     =========    =========     =========     =========

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



2.  BONDS (CONTINUED):


The amortized cost and estimated fair value of debt securities at December 31, 1999 are shown below by contractual maturity.Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call and/or prepayment penalties.



                                                                                               DECEMBER 31, 1999
                                                                                            ------------------------
                                                                                             AMORTIZED    ESTIMATED
                                                                                               COST      FAIR VALUE
                                                                                            -----------  -----------
                                                                                                   (IN 000'S)
Maturities are:
    Due in one year or less                                                                  $  12,010    $  12,001
    Due after one year through five years                                                       21,833       21,766
    Due after five years through ten years                                                      19,002       17,447
    Due after ten years                                                                          6,211        5,873
                                                                                             ---------    ---------
        Subtotal                                                                                59,056       57,087
    Mortgage-backed securities                                                                   7,117        7,035
                                                                                             ---------    ---------
Total bonds                                                                                  $  66,173    $  64,122
                                                                                             =========    =========



Proceeds from sales and maturities of investments in debt securities during 1999, 1998 and 1997 were $35,978,000, $29,068,000 and $42,986,000, gross gains of $192,000, $407,000 and $395,000 and gross losses of $395,000, $2,000 and
$40,000, respectively.



A bond, included above, with an amortized cost of approximately $405,000 and $404,000 at December 31, 1999 and 1998, respectively, was on deposit with the Superintendent of Insurance of the State of New York as required by law.



3.  MORTGAGE LOANS



The Company invests in commercial first mortgage loans throughout the United States. The Company monitors the condition of the mortgage loans in its portfolio. In those cases where mortgages have been restructured, appropriate allowances for losses have been made. In those cases where, in management's judgment, the mortgage loans' values are impaired, appropriate losses are recorded.



The following table shows the geographical distribution of the mortgage loan portfolio at December 31:



                                                                                                 1999       1998
                                                                                               ---------  ---------
                                                                                                    (IN 000'S)
California                                                                                     $     582  $   3,421
Florida                                                                                              733        777
Massachusetts                                                                                         --      1,090
New York                                                                                           1,413      2,868
Ohio                                                                                               1,271      1,291
All other                                                                                          4,661      8,211
                                                                                               ---------  ---------
                                                                                               $   8,660  $  17,658
                                                                                               =========  =========



As of December 31, 1999 and 1998, the Company had no restructured mortgage loans.



The Company has no outstanding mortgage loan commitments on real estate.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



4.  INVESTMENT GAINS (LOSSES)



                                                                                         YEARS ENDED DECEMBER 31,
                                                                                      -------------------------------
                                                                                        1999       1998       1997
                                                                                      ---------  ---------  ---------
                                                                                                (IN 000'S)
Realized capital gains (losses):
  Bonds                                                                               $       2  $       7  $     (99)
  Mortgage loans                                                                            (27)        (8)        (6)
  Real estate                                                                               177        (12)       288
                                                                                      ---------  ---------  ---------
                                                                                      $     152  $     (13) $     183
                                                                                      =========  =========  =========
Changes in unrealized capital gains on mortgage loans                                 $      --  $     359  $     138
                                                                                      =========  =========  =========



Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rate risk are charged or credited to an interest maintenance reserve ("IMR") and amortized into income over the remaining contractual life of the security sold. The net realized capital gains (losses) credited to the IMR were $(35,000), $408,000 and $355,000 in 1999, 1998 and
1997, respectively. All gains are transferred net of applicable income taxes.



5.  NET INVESTMENT INCOME



Net investment income consisted:



                                                                                          YEARS ENDED DECEMBER 31,
                                                                                       -------------------------------
                                                                                         1999       1998       1997
                                                                                       ---------  ---------  ---------
                                                                                                 (IN 000'S)
Interest income from bonds                                                             $   4,108  $   4,570  $   5,622
Interest income from mortgage loans                                                        1,370      1,926      3,279
Real estate investment income                                                                 --         22        483
Other investment income                                                                       43        125        170
                                                                                       ---------  ---------  ---------
Gross investment income                                                                    5,521      6,643      9,554
Investment expenses                                                                          350        245        729
                                                                                       ---------  ---------  ---------
Net investment income                                                                  $   5,171  $   6,398  $   8,825
                                                                                       =========  =========  =========



6.  REINSURANCE



The Company has agreements with SLOC which provide that SLOC will reinsure the mortality and morbidity risks of the group life insurance contracts and group long-term disability contracts issued by the Company. Under these agreements basic death benefits and long-term disability benefits are reinsured on a yearly renewable term basis. The agreements provide that SLOC will reinsure the mortality risks in excess of $50,000 per policy for group life insurance contracts and $4,000 per policy per month for the group long-term disability contracts ceded by the Company. For the years ended December 31, 1998 and 1997, the agreements provided that SLOC would reinsure $3,000 per policy per month for the group long-term disability contracts ceded by the Company. Reinsurance transactions under these agreements had the effect of increasing (decreasing) income from operations by $(169,000), $(771,000) and $139,000 for the years ended December 31, 1999, 1998, and 1997, respectively.



The group life and long-term disability reinsurance agreements require that the reinsurer provide funds in amounts equal to the reserves ceded.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



6.  REINSURANCE (CONTINUED):


The following are summarized pro forma results of operations of the Company for the years ended December 31, 1999, 1998 and 1997 before the effect of reinsurance transactions with SLOC:



                                                                                     YEARS ENDED DECEMBER 31,
                                                                                 ---------------------------------
                                                                                   1999        1998        1997
                                                                                 ---------  ----------  ----------
                                                                                            (IN 000'S)
Income:
Premiums, annuity deposits and other revenues                                    $  71,099  $  105,728  $  142,915
Net investment income and realized gains                                             5,323       6,718       9,343
                                                                                 ---------  ----------  ----------
Subtotal                                                                            76,422     112,446     152,258
                                                                                 ---------  ----------  ----------

Benefits and expenses:
Policyholder benefits                                                               74,539      79,918     101,371
Other expenses                                                                      (4,225)     22,988      45,538
                                                                                 ---------  ----------  ----------
Subtotal                                                                            70,314     102,906     146,909
                                                                                 ---------  ----------  ----------
Income from operations                                                           $   6,108  $    9,540  $    5,349
                                                                                 =========  ==========  ==========



The Company is contingently liable for the portion of the policies reinsured under each of its existing reinsurance agreements in the event SLOC is unable to pay their portion of any reinsured claim. Management believes that any liability from this contingency is unlikely.



7. WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES



Withdrawal characteristics of general account and separate account annuity reserves and deposits:



                                                                                               DECEMBER 31, 1999
                                                                                            -----------------------
                                                                                              AMOUNT    % OF TOTAL
                                                                                            ----------  -----------
                                                                                                  (IN 000'S)
Subject to discretionary withdrawal with adjustment:
    With market value adjustment                                                            $   90,735        12.2
    At book value less surrender charges (surrender charge > 5%)                                 6,221         0.8
    At book value (minimal or no charge or adjustment)                                         626,008        84.1
Not subject to discretionary withdrawal provision                                               21,252         2.9
                                                                                            ----------   ---------
Total annuity actuarial reserves and deposit liabilities                                    $  744,216       100.0
                                                                                            ==========   =========



                                                                                               DECEMBER 31, 1998
                                                                                            -----------------------
                                                                                              AMOUNT    % OF TOTAL
                                                                                            ----------  -----------
                                                                                                  (IN 000'S)
Subject to discretionary withdrawal:
    With market value adjustment                                                            $   98,744        15.2
    At book value less surrender charges (surrender charge > 5%)                                 7,108         1.1
    At book value (minimal or no charge or adjustment)                                         523,814        80.5
Not subject to discretionary withdrawal provision                                               20,709         3.2
                                                                                            ----------   ---------
Total annuity actuarial reserves and deposit liabilities                                    $  650,375       100.0
                                                                                            ==========   =========

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



8.  SEGMENT INFORMATION



The Company offers financial products and services such as fixed and variable annuities, group life insurance and group long-term disability protection. Within these areas, the Company conducts business principally in two operating segments and maintains a corporate segment to provide for the capital needs of the various operating segments and to engage in other financing related activities.



The Wealth Management segment markets and administers individual variable and fixed annuity products, including market value adjusted annuities, while the Protection segment markets and administers group life insurance and group long-term disability products.



The following amounts pertain to the various business segments:



                                                                                              FEDERAL          TOTAL
                                                 TOTAL            TOTAL          PRETAX        INCOME     GENERAL ACCOUNT
                                                REVENUES      EXPENDITURES       INCOME        TAXES          ASSETS
                                             --------------  ---------------  ------------  ------------  ---------------
    1999:
Wealth Management                            $   53,466,000   $  50,636,000   $  2,830,000  $    155,000   $  37,356,000
Protection                                       16,550,000      15,914,000        636,000       237,000      17,025,000
Corporate                                         2,490,000         170,000      2,320,000       836,000      25,213,000
                                             --------------   -------------   ------------  ------------   -------------
    Total:                                   $   72,506,000   $  66,720,000   $  5,786,000  $  1,228,000   $  79,594,000
                                             ==============   =============   ============  ============   =============
      1998:
Wealth Management                                97,936,000      92,889,000      5,047,000       449,000      36,148,000
Protection                                       15,155,000      13,251,000      1,904,000       654,000      14,685,000
Corporate                                         2,071,000         253,000      1,818,000       968,000      34,838,000
                                             --------------   -------------   ------------  ------------   -------------
    Total:                                   $  115,162,000   $ 106,393,000   $  8,769,000  $  2,071,000   $  85,671,000
                                             ==============   =============   ============  ============   =============
      1997:
Wealth Management                               130,926,000     127,120,000      3,806,000     1,803,000      43,799,000
Protection                                       12,623,000      13,791,000     (1,168,000)     (406,000)     10,706,000
Corporate                                         2,874,000          24,000      2,850,000       918,000      46,273,000
                                             --------------   -------------   ------------  ------------   -------------
    Total:                                   $  146,423,000   $ 140,935,000   $  5,488,000  $  2,315,000   $ 100,778,000
                                             ==============   =============   ============  ============   =============



9.  RETIREMENT PLANS



The Company participates with SLOC and Sun Life (U.S.) in a noncontributory defined benefit pension plan covering essentially all employees. The benefits are based on years of service and compensation.



The funding policy for the pension plan is to contribute an amount, which at least satisfies the minimum amount required by ERISA; currently the plan is fully funded. The Company is charged for its share of the pension cost based upon its covered participants. Pension plan assets consist principally of separate accounts of SLOC.



The Company's share of the group's accrued pension cost at December 31, 1999, 1998 and 1997 was $338,000, $275,000 and $211,000, respectively. The Company's share of net periodic pension cost was $63,000, $65,000 and $33,000 for the years ended December 31, 1999, 1998 and 1997, respectively.



The Company also participates with SLOC, Sun Life (U.S.) and certain affiliates in a 401(k) savings plan for which substantially all employees are eligible. The Company matches, up to specified amounts, employees' contributions to the plan. Company contributions were $26,000, $30,000 and $28,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



9.  RETIREMENT PLANS (CONTINUED):


OTHER POSTRETIREMENT BENEFIT PLANS



In addition to pension benefits, the Company provides certain health, dental and life insurance benefits ("postretirement benefits") for retired employees and dependents. Substantially all employees may become eligible for these benefits if they reach normal retirement age while working for the Company, or retire early upon satisfying an alternate age plus service condition. Life insurance benefits are generally set at a fixed amount.



The Company records an accrual of the estimated cost of retiree benefit payments during the years the employee provides services, and amortizes an obligation of approximately $50,000 over a period of ten years. The Company's cash flows are not affected by implementation of this standard, but implementation decreased net income by $9,000, $6,000 and $16,000 for the years ended December 31, 1999, 1998 and 1997, respectively. The Company's postretirement health, dental and life insurance benefits currently are not funded.



The following table sets forth the change in the pension and other postretirement benefit plans' benefit obligations and assets as well as the plans' funded status reconciled with the amount shown in the Company's statutory financial statements at December 31:



                                                                       PENSION BENEFITS         OTHER BENEFITS
                                                                       1999        1998        1999        1998
                                                                    ----------  ----------  ----------  ----------
                                                                                      (IN 000'S)
Change in benefit obligation:
    Benefit obligation at beginning of year                         $  110,792  $   79,684  $   10,419  $    9,845
    Service cost                                                         5,632       4,506         413         240
    Interest cost                                                        6,952       6,452         845         673
    Actuarial (gain) loss                                              (21,480)     21,975       1,048         308
    Benefits paid                                                       (2,376)     (1,825)       (508)       (647)
                                                                    ----------  ----------  ----------  ----------
Benefit obligation at end of year                                   $   99,520  $  110,792  $   12,217  $   10,419
                                                                    ==========  ==========  ==========  ==========
The Company's share:
    Benefit obligation at beginning of year                         $      515  $      269  $       21  $       89
    Benefit obligation at end of year                                      577         515          30          21
Change in plan assets:
    Fair value of plan assets at beginning of year                  $  151,575  $  136,610  $       --  $       --
    Actual return on plan assets                                         9,072      16,790          --          --
    Employer contribution                                                   --          --         508         647
    Benefits paid                                                       (2,376)     (1,825)       (508)       (647)
                                                                    ----------  ----------  ----------  ----------
Fair value of plan assets at end of year                            $  158,271  $  151,575  $       --  $       --
                                                                    ==========  ==========  ==========  ==========

Funded status                                                       $   58,752  $   40,783  $  (12,217) $  (10,419)
Unrecognized net actuarial gain (loss)                                 (20,071)     (2,113)      1,469         586
Unrecognized transition obligation (asset)                             (22,617)    (24,674)        140         185
Unrecognized prior service cost                                          7,081       7,661          --          --
                                                                    ----------  ----------  ----------  ----------
Prepaid (accrued) benefit cost                                      $   23,145  $   21,657  $  (10,608) $   (9,648)
                                                                    ==========  ==========  ==========  ==========

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



9.  RETIREMENT PLANS (CONTINUED):



                                                                        PENSION BENEFITS        OTHER BENEFITS
                                                                        1999        1998        1999       1998
                                                                     ----------  ----------  ----------  ---------
                                                                                      (IN 000'S)
The Company's share of accrued
    benefit cost                                                     $     (338) $     (275) $      (50) $     (41)
                                                                     ==========  ==========  ==========  =========
Weighted-average assumptions as of
  December 31:
    Discount rate                                                         7.50%       6.75%       7.50%      6.75%
    Expected return on plan assets                                        8.75%       8.00%         N/A        N/A
    Rate of compensation increase                                         4.50%       4.50%         N/A        N/A
Components of net periodic benefit cost:
    Service cost                                                     $    5,632  $    4,506  $      413  $     239
    Interest cost                                                         6,952       6,452         845        673
    Expected return on plan assets                                      (12,041)    (10,172)         --         --
    Amortization of transition obligation (asset)                        (2,056)     (2,056)         45         45
    Amortization of prior service cost                                      580         580          --         --
    Recognized net actuarial (gain) loss                                   (554)       (677)        164        (20)
                                                                     ----------  ----------  ----------  ---------
    Net periodic benefit cost                                        $   (1,487) $   (1,367) $    1,467  $     937
                                                                     ==========  ==========  ==========  =========
The Company's share of net periodic
    benefit cost                                                     $       63  $       65  $        9  $       6
                                                                     ==========  ==========  ==========  =========



For measurement purposes, a 10.9% annual rate of increase in the per capita cost of covered health care benefits was assumed for 1999 (5.6% for dental benefits). The rates were assumed to decrease gradually to 5% for 2005 and remain at that level thereafter.



Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects:



                                                                              1-PERCENTAGE-POINT 1-PERCENTAGE-POINT
                                                                                  INCREASE           DECREASE
                                                                              -----------------  -----------------
                                                                                           (IN 000'S)
Effect on total of service and interest cost components                           $     288          $    (518)
Effect on postretirement benefit obligation                                       $   2,754          $  (2,279)



10. FAIR VALUE OF FINANCIAL STATEMENTS



The following table presents the carrying amounts and fair values of the Company's financial instruments at December 31, 1999 and 1998:



                                                                1999                    1998
                                                        ---------------------   ---------------------
                                                        CARRYING      FAIR      CARRYING      FAIR
                                                         AMOUNT      VALUE       AMOUNT      VALUE
                                                        ---------   ---------   ---------   ---------
                                                                         (IN 000'S)
ASSETS:
Bonds (including short-term)                            $ 66,173    $ 64,122    $ 63,175    $ 64,185
Mortgages                                                  8,660       8,876      17,658      18,157
Policy loans                                                 538         538         625         625

LIABILITIES:
Individual annuities                                    $ 26,561    $ 25,696    $ 29,724    $ 29,212

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



10. FAIR VALUE OF FINANCIAL STATEMENTS (CONTINUED):


The major methods and assumptions used in estimating the fair values of financial instruments are as follows:



The fair values of short-term bonds are estimated to be the amortized cost. The fair values of long-term bonds which are publicly traded are based upon market prices or dealer quotes. For privately placed bonds, fair values are estimated by taking into account prices for publicly traded bonds of similar credit risk, maturity, repayment and liquidity characteristics.



The fair values of mortgages are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.



The fair values of policy loans approximate carrying amounts.



The fair values of the Company's general account insurance reserves and liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated fair value.



11. STATUTORY INVESTMENT VALUATION RESERVES



The asset valuation reserve ("AVR") provides a reserve for losses from investments in bonds, mortgage loans, real-estate and other invested assets with related increases or decreases being recorded directly to surplus.



Realized capital gains and losses on bonds and mortgages which relate to changes in levels of interest rate risk are charged or credited to an Interest Maintenance Reserve and amortized into income over the remaining contractual life of the security sold.



The table shown below presents changes in the major elements of the AVR and IMR:



                                                                                         1999                  1998
                                                                                 --------------------  --------------------
                                                                                    AVR        IMR        AVR        IMR
                                                                                 ---------  ---------  ---------  ---------
                                                                                                 (IN 000'S)
Balance, beginning of year                                                       $   1,048  $     831  $   1,346  $     886
Net realized capital (losses) gains, net of tax                                        152        (21)       (13)       265
Amortization of net investment gains                                                    --       (256)        --       (320)
Unrealized investment gains                                                             --         --        359         --
Required by formula                                                                     10         --       (644)        --
                                                                                 ---------  ---------  ---------  ---------
Balance, end of year                                                             $   1,210  $     554  $   1,048  $     831
                                                                                 =========  =========  =========  =========



12. LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES



Activity in the liability for unpaid claims and claim adjustment expense is summarized below (in 000's).



                                                                                     1999       1998       1997
                                                                                   ---------  ---------  ---------
Balance, January 1                                                                 $  11,770  $  10,239  $   6,129
Claims incurred                                                                       10,700      8,491      9,008
Claims paid                                                                           (8,751)    (6,960)    (4,898)
                                                                                   ---------  ---------  ---------
Balance, December 31                                                               $  13,719  $  11,770  $  10,239
                                                                                   =========  =========  =========



The information presented above includes unpaid benefit claims and claim adjustment expenses for the group life and group long-term disability contracts. As of December 31, 1999 and 1998, the unpaid claims and claim adjustment liability for these contracts is included in aggregate reserves.

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



13. FEDERAL INCOME TAXES



The Company files a consolidated federal income tax return with Sun Life (U.S.) and other affiliates. Federal income taxes are calculated as if the Company filed a return as a separate company. No provision is recognized for timing differences, which may exist between financial statement and taxable income. Such differences include reserves, depreciation and accrual of market discount on bonds. The Company made cash payments to Sun Life (U.S.) of $2,521,000, $2,506,000 and $1,938,000 during 1999, 1998 and 1997, respectively.



14. LEASE COMMITMENTS



Prior to 1999, the Company leased two separate facilities for its annuity operations and group sales offices. Both leases commenced in March 1994. During 1999, the Company terminated its lease at its annuity operations facility as it consolidated the functions performed at this facility with its parent company, Sun Life (U.S.). The group sales office lease expired in July 1999 and was renewed in August 1999 for a five year term. The total lease obligations are $1,098,000 through the end of the lease term. Rent expense under these leases in 1999, 1998 and 1997 amounted to $426,000, $344,000, and $348,000, respectively.



15. TRANSACTIONS WITH AFFILIATES



The Company has agreements with SLOC which provide that SLOC will furnish to the Company, as requested, personnel as well as certain investment, actuarial and administrative services on a cost reimbursement basis. Expenses under these agreements amounted to approximately $2,045,000 in 1999, $1,037,000 in 1998 and $1,155,000 in 1997.



Cash dividends may be paid out of that part of the Company's available and accumulated surplus funds, which was derived from realized net operating profits of its business and realized capital gain. A cash dividend otherwise lawful may be paid out of such earned surplus even though total surplus is at the time less than previously contributed or paid-in surplus. No cash dividend shall be paid to stockholder unless a notice of the intention of the Board of Directors to declare such dividend and the amount thereof shall have been filed with the Superintendent of Insurance of the State of New York not less than thirty days in advance of such proposed declaration, nor if the Superintendent within thirty days after such filing gives written notice to the Company of his disapproval of such payment. Stock dividends may be paid out of any available surplus funds.



The maximum amount of dividends, which can be paid by the Company without prior approval of the Insurance Commissioner of the State of New York, is subject to restrictions relating to statutory surplus. A dividend in the amount of $3,000,000 was declared and paid during 1998 by the Company to Sun Life (U.S.). In 1999, a dividend in the amount of $6,500,000 was declared, approved by the Board of Directors, and paid by the Company to Sun Life (U.S.).



16. RISK-BASED CAPITAL



Effective December 31, 1993, the NAIC adopted risk-based capital requirements for life insurance companies. The risk-based capital requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting practices, taking into account the risk characteristics of its investments and products. The Company has met the minimum risk-based capital requirements at December 31, 1999 and 1998.



17. COMMITMENTS AND CONTINGENT LIABILITIES



The Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary and punitive damages have been asserted. Although there can be no assurances, at the present time the Company does not anticipate that the ultimate liability arising from such pending or threatened litigation, after consideration of provisions made for potential losses and costs of

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
(Wholly-owned Subsidiary of Sun Life Assurance Company of Canada (U.S.))



NOTES TO STATUTORY FINANCIAL STATEMENTS (CONTINUED)
YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997



17. COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED):


defense, will have a material adverse effect on the financial condition or operating results of the Company.



Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company and its subsidiaries pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company incurred guaranty fund assessments of approximately $26,000, $114,000, and $99,000 in 1999, 1998 and 1997, respectively.



18. ACCOUNTING POLICIES AND PRINCIPLES



The financial statements of the Company have been prepared on the basis of statutory accounting practices which, prior to 1996, were considered by the insurance industry and the accounting profession to be in accordance with GAAP for mutual life insurance companies. The primary differences between statutory accounting and GAAP are described as follows. Statutory accounting practices do not recognize the following assets or liabilities, which are reflected under
GAAP: deferred acquisition costs, deferred federal income taxes and statutory non admitted assets. AVR and IMR are established under statutory accounting practices but not under GAAP. Methods for calculating real estate depreciation and investment valuation allowances differ under statutory accounting practices and GAAP. Premiums for investment-type products are recognized as income for statutory purposes and as deposits to policyholders' accounts for GAAP. Investments in fixed maturity securities classified as available-for-sale are carried at aggregate fair value with changes in unrealized gains and losses reported net of taxes in a separate component of stockholder's equity for GAAP and generally at amortized cost under statutory accounting practices.



19. CONSOLIDATION OF CERTAIN OPERATIONS AND ACCOUNTING FUNCTIONS



Effective July 1, 1999, the Company consolidated its customer service and accounting functions, formerly performed at its office at 80 Broad Street in New York, New York, with its parent company, Sun Life (U.S.), based in Wellesley Hills, Massachusetts. In 1999 the Company incurred one-time charges approximating $800,000, which consisted primarily of: (1) severance and employee benefit costs for 18 employees; (2) termination fee associated with canceling its lease at its annuity operations facility; and (3) furniture and equipment write-offs.

INDEPENDENT AUDITORS' REPORT



TO THE BOARD OF DIRECTORS



SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK



We have audited the accompanying statutory statements of admitted assets, liabilities and capital stock and surplus of Sun Life Insurance and Annuity Company of New York ("the Company") as of December 31, 1999 and 1998, and the related statutory statements of operations, changes in capital stock and surplus, and cash flow for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



As described more fully in Notes 1 and 18 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which is a comprehensive basis of accounting other than generally accepted accounting principles. The effects on the financial statements of the differences between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.



In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of Sun Life Insurance and Annuity Company of New York as of
December 31, 1999 and 1998, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1999 on the basis of accounting described in Notes 1 and 18.



However, because of the differences between the two bases of accounting referred to in the second preceding paragraph, in our opinion, the statutory financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Sun Life Insurance and Annuity Company of New York as of December 31, 1999 and 1998 or the results of its operations or its cash flow for each of the three years in the period ended December 31, 1999.



DELOITTE & TOUCHE LLP



February 10, 2000

            TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


Calculation of Performance Data......................................................
Advertising and Sales Literature.....................................................
Calculations.........................................................................
  Example of Variable Accumulation Unit Value Calculation............................
  Example of Variable Annuity Unit Calculation.......................................
  Example of Variable Annuity Payment Calculation....................................
Distribution of the Contracts........................................................
Designation and Change of Beneficiary................................................
Custodian............................................................................
Financial Statements.................................................................

      This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated May 1, 2000 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Sun Life Insurance and Annuity Company of New York. To receive a copy, return this request form to the address shown below or telephone
(800) 447-7569.


--------------------------------------------------------------------------------


To:        Sun Life Insurance and Annuity Company of New York
           P.O. Box 9141
           Boston, Massachusetts 02117

           Please send me a Statement of Additional Information for Regatta-NY Variable and Fixed Annuity
           Sun Life (N.Y.) Variable Account C.


Name            --------------------------------------------------------------

Address         --------------------------------------------------------------

                --------------------------------------------------------------

City ------------------------------------  State --------------  Zip -------

Telephone    ----------------------------------------------------------------

                                   APPENDIX A
                                    GLOSSARY

      The following terms as used in this Prospectus have the indicated meanings:

      ACCOUNT or OWNER ACCOUNT: An account established for each Owner to which Net Purchase Payments are credited.

      ACCOUNT VALUE: The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of your Account for any Valuation Period.

      ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the "Accumulation Period" in the Contract.

      ANNUITANT: The person or persons named in the Application and whose life the first annuity payment is to be made. In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also name a Co-Annuitant. If you do, all provisions of the Contract based on the death of the Annuitant will be based on the date of death of the last surviving of the persons named. By example, if the Annuitant dies prior to the Annuity Commencement Date, the Co-Annuitant will become the new Annuitant. The death benefit will become due only on the death before the Annuity Commencement Date of the last surviving Annuitant and Co-Annuitant named. These persons are referred to collectively in the Contract as "Annuitants." If you have named both an Annuitant and Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time.

      *ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

      *ANNUITY OPTION: The method you choose for making annuity payments.

      ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent variable annuity payment from the Variable Account.

      APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for purchase of a Contract.

      *BENEFICIARY: The person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who is the "designated beneficiary" for purposes of Section 72(s) of the Internal Revenue Code.

      BUSINESS DAY: Any day the New York Stock Exchange is open for trading or any other day on which there is enough trading in securities held by a Sub-Account to materially affect the value of the Variable Accumulation Units.

      COMPANY: Sun Life Insurance and Annuity Company of New York.

      CONTRACT: A Contract issued by the Company on an individual basis.

      CONTRACT DATE: The date on which we issue your Contract. This is called the "Issue Date" in the Contract.

      CONTRACT YEAR and CONTRACT ANNIVERSARY: Your first Contract Year is the period of (a) 12 full calendar months, plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Contract Anniversary is the first day immediately after the end of an Contract Year. Each Contract Year after the first is the 12 calendar month period that begins on your Contract Anniversary. If, for example, the Contract Date is in March, the first Contract Year will be determined from the Contract Date but will end on the last

------------------------

* You specify these items on the Contract Specifications page, and may change them, as we describe in this Prospectus.

day of March in the following year; your Contract Anniversary is April 1 and all Contract Years after the first will be measured from April 1.

      DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Annuitant's death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary's election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary's election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

      DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

      EXPIRATION DATE: The last day of a Guarantee Period.

      FIXED ACCOUNT: The assets of the Company which are allocated to a non-unitized separate account established in conformance with New York law.

      FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

      FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

      GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

      GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

      GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

      INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

      NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

      NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

      NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Owner's interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

      *OWNER: The person, persons or entity entitled to the ownership rights stated in a Contract and in whose name or names the Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or
Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term "Owner," as used herein, shall refer to the organization entering into the Contract.

      PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Annuitant.

      PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

------------------------

* You specify these items on the Contract Specifications page, and may change them, as we describe in this Prospectus.

      QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

      SEVEN-YEAR ANNIVERSARY: The seventh Contract Anniversary and each succeeding Contract Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.

      SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific series of the Series Fund.

      VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open and on other Business Days.

      VARIABLE ACCOUNT: Variable Account C of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

      VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

      VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

      VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

                                   APPENDIX B
           CONDENSED FINANCIAL INFORMATION--ACCUMULATION UNIT VALUES

      The following information should be read in conjunction with the Variable Account's financial statements appearing in the Statement of Additional Information, all of which has been audited by Deloitte & Touche LLP, independent certified public accountants.


                                      PERIOD ENDED                            YEAR ENDED DECEMBER 31,
                                      DECEMBER 31,   -------------------------------------------------------------------------
                                         1993*          1994           1995        1996        1997        1998        1999
                                     --------------  ------------   ----------  ----------  ----------  ----------  ----------

CAPITAL APPRECIATION SERIES
 Unit Value
  Beginning of period..............     $ 10.0000    $  11.1751     $  10.6243  $  14.0890  $  16.8791  $  20.4955  $  26.0156
  End of period....................     $ 11.1751    $  10.6243     $  14.0890  $  16.8791  $  20.4955  $  26.0156  $  34.0262
 Units outstanding end of period...       421,509       606,673      1,106,267   1,160,312   1,098,819   1,030,044   1,098,819
GLOBAL GOVERNMENTS SERIES
 Unit Value
  Beginning of period..............     $ 10.0000    $  11.2776     $  10.6229  $  12.1203  $  12.5096  $  12.4194  $  13.9401
  End of period....................     $ 11.2776    $  10.6229     $  12.1203  $  12.5096  $  12.4194  $  13.9401  $  13.0332
 Units outstanding end of period...       137,181       238,927        268,890     321,322     277,498     219,014     277,498
GLOBAL GROWTH SERIES
 Unit Value
  Beginning of period..............       --         $  10.0000**   $   9.5906  $  10.9711  $  12.2345  $  13.9137  $  15.7177
  End of period....................       --         $   9.5906     $  10.9711  $  12.2345  $  13.9137  $  15.7177  $  25.9348
 Units outstanding end of period...       --             35,096        251,193     406,783     384,999     327,055     384,999
GOVERNMENT SECURITIES SERIES
 Unit Value
  Beginning of period..............     $ 10.0000    $  10.3577     $   9.9943  $  11.5958  $  11.6198  $  12.4617  $  13.3628
  End of period....................     $ 10.3577    $   9.9943     $  11.5958  $  11.6198  $  12.4617  $  13.3628  $  12.9237
 Units outstanding end of period...       359,235       612,070        554,873     654,198     617,817     516,775     617,817
HIGH YIELD SERIES
 Unit Value
  Beginning of period..............     $ 10.0000    $  10.8857     $  10.4960  $  12.1149  $  13.3941  $  14.9542  $  14.8376
  End of period....................     $ 10.8857    $  10.4960     $  12.1149  $  13.3941  $  14.9542  $  14.8376  $  15.6326
 Units outstanding end of period...       181,341       331,677        334,034     355,247     340,863     299,433     340,853
MANAGED SECTORS SERIES
 Unit Value
  Beginning of period..............     $ 10.0000    $  10.8495     $  10.4940  $  13.6882  $  15.8731  $  19.6663  $  21.7749
  End of period....................     $ 10.8495    $  10.4940     $  13.6882  $  15.8731  $  19.6663  $  21.7749  $  39.8571
 Units outstanding end of period...        61,302       148,048        277,142     326,412     314,374     294,045     314,374
MASSACHUSETTS INVESTORS TRUST
 SERIES
 Unit Value
  Beginning of period..............     $ 10.0000    $  10.1522     $   9.9013  $  13.4205  $  16.5965  $  21.5979  $  26.3767
  End of period....................     $ 10.1522    $   9.9013     $  13.4205  $  16.5965  $  21.5979  $  26.3767  $  27.8818
 Units outstanding end of period...       134,044       342,664        671,847     845,581     806,893     759,522     806,893
MONEY MARKET SERIES
 Unit Value
  Beginning of period..............     $ 10.0000    $  10.0901     $  10.3193  $  10.7318  $  11.1042  $  11.5063  $  11.9179
  End of period....................     $ 10.0901    $  10.3193     $  10.7318  $  11.1042  $  11.5063  $  11.9179  $  12.3026
 Units outstanding end of period...       179,323       408,469        623,252     611,608     540,785     529,219     540,785
TOTAL RETURN SERIES
 Unit Value
  Beginning of period..............     $ 10.0000    $  10.5294     $  10.1491  $  12.6896  $  14.2737  $  17.1690  $  18.9202
  End of period....................     $ 10.5294    $  10.1491     $  12.6896  $  14.2737  $  17.1690  $  18.9202  $  19.1850
 Units outstanding end of period...       592,068     1,063,839      1,365,757   1,567,221   1,439,364   1,320,198   1,439,364
UTILITIES SERIES
 Unit Value
  Beginning of period..............       --         $  10.0000**   $   9.6830  $  12.6438  $  15.0048  $  19.6408  $  22.7757
  End of period....................       --         $   9.6830     $  12.6438  $  15.0048  $  19.6408  $  22.7757  $  29.4815
 Units outstanding end of period...       --              6,103         97,337     112,112     103,362      88,196     103,362


 *From April 1, 1993 (date of commencement of sales of the Contracts) to December 31, 1993.

**Unit value on the date of inception of the Sub-Account investing in the Series.

                                   APPENDIX C

WITHDRAWALS, WITHDRAWAL CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: VARIABLE ACCOUNT (THE MARKET VALUE ADJUSTMENT DOES NOT APPLY TO THE VARIABLE ACCOUNT)

      These examples assume the following:


    1)  The Purchase Payment was $10,000;



    2) The date of full surrender or partial withdrawal occurs during the 3rd Contract Year, and



       a) the Contract's Account Value is $12,000 and is attributable to the value of Variable Accumulation Units of one Sub-Account, and


       b)  no previous partial withdrawals have been made.

EXAMPLE A--FULL SURRENDER:


    1) 10% (or .10) of the Purchase Payment is available without imposition of a withdrawal charge: (.10 X $10,000 = $1,000).



    2) The balance of the full surrender ($12,000 - $1,000 = $11,000) is subject to the withdrawal charge applicable during the third Contract Year (5% or .05).


    3)  The amount of the withdrawal charge is .05 X $11,000 = $550.


    4)  The amount of the full surrender is $12,000 - $550 = $11,450.


EXAMPLE B--PARTIAL WITHDRAWAL (IN THE AMOUNT OF $2,000):


    1) 10% or (.10) of the Purchase Payment is available without imposition of a withdrawal charge. (.10 X $10,000 = $1,000).



    2) The balance of the partial withdrawal ($2,000 - $1,000 = $1,000) is subject to the withdrawal charge applicable during the third Contract Year (5% or .05).


    3) The amount of the withdrawal charge is equal to the amount required to complete the partial withdrawal ($2,000 - $1,000 = $1,000) divided by 1 - .05 or .95 less the amount required to complete the balance of the partial withdrawal.

          Withdrawal Charge = $1,000 - $1,000
                            ---------
                             .95

                          = $52.63


      In this example, in order for the Owner to receive the amount requested ($2,000), a gross withdrawal of $2052.63 must be processed, with $52.63 representing the withdrawal charge calculated above.


PART 2--FIXED ACCOUNT--EXAMPLES OF THE MARKET VALUE ADJUSTMENT (MVA)

      The MVA factor is:


        N/12
 1 + 1  -1
( ---- )
 1 + J


      These examples assume the following:


    1) The Guarantee Amount was allocated to a 5-year Guarantee Period with a Guaranteed Interest Rate of 6% or .06 (l).



    2)  The date of surrender is 2-years from the Expiration Date (N = 24).



    3) The value of the Guarantee Amount on the date of surrender is $11,910.16.



    4) No transfers or partial withdrawals affecting this Guarantee Amount have been made.



    5) Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

EXAMPLE OF A NEGATIVE MVA:


      Assume that on the date of surrender, the current rate (J) is 8% or .08.



                                N/12
                       1 + I    -1
The MVA factor =    (  ---- )
                       1 + J



                              24/12
                      1 + .06
              =    (  ------- )
                      1 + .08



                   =     (.981) To the power of 2 -1

                   =     .963                   -1

                   =   - .037



      The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Contract Year is multiplied by the MVA factor to determine the MVA:


                         $11,910.16 X (-.037) = -$440.68

          -$440.68 represents the MVA that will be deducted from the value of the Guarantee Amount before the deduction of any withdrawal charge.


      For a partial withdrawal of $2,000.00 from this Guarantee Amount, the MVA would be:


                          $2,000.00 X (-.037) = -$74.00

          -$74.00 represents the MVA that will be deducted from the partial withdrawal amount before the deduction of any withdrawal charge.

EXAMPLE OF A POSITIVE MVA:

      Assume that on the date of surrender, the current rate (J) is 5% or .05.

                             N/12
                   1 + l     -1
The MVA factor=   ( ----- )
                   1 + J

                               24/12
                      1 + .06  -1
              =    (  ------- )
                      1 + .05


              =    (1.010)  to the power of 2   -1

              =     1.019                       -1

              =     .019



      The value of the Guarantee Amount less interest credited to the Guarantee Amount in the current Contract Year is multiplied by the MVA factor to determine the MVA:


                         $11,910.16 X .019 = $226.29

          $226.29 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.


      For a partial withdrawal of $2,000.00 from this Guarantee Amount, the MVA would be:


                          $2,000.00 X .019 = $38.00

          $38.00 represents the MVA that will be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

                               SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
                               P.O. BOX 9141
                               BOSTON, MASSACHUSETTS 02117

                               TELEPHONE:
                               Toll Free (800) 447-7569

                               GENERAL DISTRIBUTOR
                               Clarendon Insurance Agency, Inc.
                               One Sun Life Executive Park
                               Wellesley Hills, Massachusetts 02481

                               AUDITORS
                               Deloitte & Touche LLP
                               200 Berkeley Street
                               Boston, Massachusetts 02116

 REGNY-1    5/2000

                                     PART B

          INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

     Attached hereto and made a part hereof is a Statement of Additional Information dated May 1, 2000.

                                                           May 1, 2000

                                     REGATTA-NY

                             VARIABLE AND FIXED ANNUITY

                        STATEMENT OF ADDITIONAL INFORMATION

                         SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                 TABLE OF CONTENTS


Calculation of Performance Data........................................2
Advertising and Sales Literature ......................................4
Calculations ..........................................................7
     Example of Variable Accumulation Unit Value Calculation...........7
     Example of Variable Annuity Unit Calculation .....................7
     Example of Variable Annuity Payment Calculation ..................7
Distribution of the Contracts .........................................7
Designation and Change of Beneficiary .................................8
Custodian .............................................................8
Financial Statements ..................................................8


          The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Regatta-NY Variable and Fixed Annuity Contracts (the "Contracts") issued by Sun Life Insurance and Annuity Company of New York (the "Company") in connection with Sun Life (N.Y.) Variable Account C (the "Variable Account") which is not included in the Prospectus dated May 1, 2000. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Sun Life Insurance and Annuity Company of New York, P.O. Box 9141, Boston, Massachusetts 02117, or by telephoning (800) 447-7569.

          The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.


--------------------------------------------------------------------------------
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                        CALCULATION OF PERFORMANCE DATA



AVERAGE ANNUAL TOTAL RETURN:



    The table below shows, for various Sub-Accounts of the Variable Account, the Standardized Average Annual Total Return for the stated periods (or shorter period indicated in the note below), based upon a hypothetical initial Purchase Payment of $1,000, calculated in accordance with the formula set out below.


                          AVERAGE ANNUAL TOTAL RETURN
                        PERIOD ENDING DECEMBER 31, 1999


                                             1 YEAR       5 YEAR                       DATE OF
                                             PERIOD       PERIOD         LIFE         INCEPTION
                                           -----------  -----------  -----------  ----------------------
 Capital Appreciation Series.............      23.12%        24.92%       18.96%       April 1, 1993
 Global Governments Series ..............     (11.62%)        3.28%        3.48%       April 1, 1993
 Global Growth Series ...................      55.55%        20.95%       18.43%     November 16, 1993
 Government Securities Series............      (8.66%)        4.32%        3.23%       April 1, 1993
 High Yield Series.......................      (0.48%)        7.37%        6.26%       April 1, 1993
 Managed Sectors Series..................      72.50%        29.44%       21.73%       April 1, 1993
 Massachusetts Investors Trust Series....      (0.32%)       21.87%       15.65%       April 1, 1993
 Money Market Series.....................      (2.57%)        2.60%        2.46%       April 1, 1993
 Total Return Series.....................      (4.49%)       12.37%        9.24%       April 1, 1993
 Utilities Series........................      22.23%        23.93%       18.09%     November 16, 1993




The length of the period and the last day of each period used in the above table are set out in the table heading and in the footnotes above. The Average Annual Total Return for each period was determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, in accordance with the following formula:

                                        n
                                 P(1 + T) = ERV

      Where: P = a hypothetical initial Purchase Payment
                 of $1,000
             T = average annual total return for the
                 period
             n = number of years
           ERV = redeemable value (as of the end of the period) of a hypothetical $1,000
                 Purchase Payment made at the beginning
                 of the 1-year, 5-year, or 10-year period
                 (or fractional portion thereof)

   The formula assumes that: 1) all recurring fees have been deducted from the Participant's Account; 2) all applicable non-recurring Contract charges are deducted at the end of the period; and 3) there will be a full surrender at the end of the period.

    The $30 annual Account Fee will be allocated among the Sub-Accounts so that each Sub-Account's allocated portion of the Account Fee is proportional to the percentage of the number of Certificates that have amounts allocated to that Sub-Account. Because the impact of Account Fees on a particular Certificate may differ from those assumed in the computation due to differences between actual allocations and the assumed ones, the total return that would have been experienced by an actual Contract over these same time periods may have been different from that shown above.

NON-STANDARDIZED COMPOUND GROWTH RATE:



    The table below shows, for various Sub-Accounts of the Variable Account, the Non-Standardized Compound Growth Rate for the stated periods (or shorter period indicated in the note below), based upon a hypothetical investment calculated in accordance with the formula set out under "Average Annual Return," except that no withdrawal charges or annual Account Fees have been deducted. If withdrawal charges and Account Fees were reflected, returns would be lower (see "Average Annual Total Return".) For purposes of determining these investment results, the actual investment performance of each Series of MFS/Sun Life Series Trust is reflected from the date the Series commenced operations ("Inception"), although the Contracts have been offered only since April 1, 1993.



                     NON-STANDARDIZED COMPOUND GROWTH RATE
                        PERIOD ENDING DECEMBER 31, 1999


                                             1 YEAR       5 YEAR       10 YEAR                        DATE OF
                                             PERIOD       PERIOD       PERIOD        LIFE*           INCEPTION
                                           -----------  -----------  -----------  -----------  ----------------------
 Capital Appreciation Series.............      30.79%       26.21%       17.26%       17.12%        August 13, 1985
 Global Governments Series...............      (6.51%)       4.17%        5.47%        5.71%         May 16, 1988
 Global Growth Series....................      65.00%       22.01%                    19.09%      November 16, 1993
 Government Securities Series............      (3.29%)       5.28%        5.62%        6.51%       August 12, 1985
 High Yield Series.......................       5.36%        8.29%        8.80%        7.93%       August 13, 1985
 Managed Sectors Series..................      83.04%       30.59%       18.78%       20.04%         May 27, 1988
 Massachusetts Investors Trust Series....       5.71%       23.01%       14.67%       13.75%       December 5, 1986
 Money Market Series.....................       3.23%        3.58%        3.39%        4.00%       August 29, 1985
 Total Return Series.....................       1.40%       13.58%       10.20%       10.55%         May 16, 1988
 Utilities Series........................      29.44%       24.94%                    18.68%      November 16, 1993


------------------------

 *From commencement of investment operations


ADDITIONAL NON-STANDARDIZED INVESTMENT PERFORMANCE:

    The Variable Account may illustrate its results over various periods and compare its results to indices and other variable annuities in sales materials including advertisements, brochures and reports. Such results may be computed on a "cumulative" and/or "annualized" basis.

    "Cumulative" quotations are arrived at by calculating the change in the Accumulation Unit value of a Sub-Account between the first and last day of the base period being measured, and expressing the difference as a percentage of the Accumulation Unit value at the beginning of the base period.

    "Annualized" quotations are calculated by applying a formula which determines the level rate of return which, if earned over the entire base period, would produce the cumulative return.

                           ADVERTISING AND SALES LITERATURE

          As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

          A.M. BEST'S RATING SYSTEM is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

          DUFF & PHELPS CREDIT RATING Company's Insurance Company Claims Paying Ability Rating is an independent evaluation by a nationally accredited rating organization of an insurance company's ability to meet its future obligations under the contracts and products it sells. The rating takes into account both quantitative and qualitative factors.

          LIPPER VARIABLE INSURANCE PRODUCTS PERFORMANCE ANALYSIS SERVICE is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

          STANDARD & POOR's insurance claims-paying ability rating is an opinion of an operating insurance company's financial capacity to meet obligations of its insurance policies in accordance with their terms.

          VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

          MOODY'S Investors Services, Inc.'s insurance claims-paying rating is a system of rating an insurance company's financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

          STANDARD & POOR'S INDEX - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor's 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor's Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

          NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market valueweighted and was introduced with a base of 100.00 on February 5, 1971.


          DOW JONES INDUSTRIAL AVERAGE (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.


          MORNINGSTAR, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and "style box" matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

          IBBOTSON ASSOCIATES, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.


          In its advertisements and other sales literature for the Variable Account and the Series Fund, the Company may illustrate the advantages of the Contracts in a number of ways:


          DOLLAR COST AVERAGING ILLUSTRATIONS. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.


          SYSTEMATIC WITHDRAWAL PROGRAM. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

          THE COMPANY'S OR MFS' CUSTOMERS. Sales literature for the Variable Account and the Series may refer to the number of clients which they serve.

          THE COMPANY'S OR MFS' ASSETS, SIZE. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor's, Duff & Phelps and A.M. Best Company above); it may refer to its assets; it may also discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria. It may also discuss these types of information in relation to its parents. For example, at December 31, 1998 Sun Life Assurance Company of
Canada (U.S.) was the largest U.S. life insurance company based upon overall assets and its ultimate parent company, Sun Life Assurance Company of Canada, was the largest.

          COMPOUND INTEREST ILLUSTRATIONS. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

          The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart:

          The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how three different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. And the third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

--------------------------------------------------------------------------------
                                      10 YEARS       20 YEARS       30 YEARS
--------------------------------------------------------------------------------
 Non-Tax-Deferred Account              $16,856        $28,413       $ 47,893
--------------------------------------------------------------------------------
 Tax-Deferred Account                  $21,589        $46,610       $100,627
--------------------------------------------------------------------------------
 Tax-Deferred Account After            $17,765        $34,528       $ 70,720
--------------------------------------------------------------------------------
 Paying Taxes
--------------------------------------------------------------------------------

THIS ILLUSTRATION IS HYPOTHETICAL AND DOES NOT REPRESENT THE PROJECTED PERFORMANCE OF THE REGATTA NY VARIABLE ANNUITY OR ANY OF ITS INVESTMENT OPTIONS. THE ILLUSTRATION DOES NOT REFLECT THE DEDUCTION OF ANY CHARGES OR FEES RELATED TO PORTFOLIO MANAGEMENT, MORTALITY AND EXPENSE, OR ACCOUNT ADMINISTRATION. TAXES ON EARNINGS WITHIN AN ANNUITY ARE DUE UPON WITHDRAWAL. WITHDRAWALS MAY ALSO BE SUBJECT TO SURRENDER CHARGES AND, IF MADE PRIOR TO AGE 59 1/2, A 10% FEDERAL PENALTY TAX.

                                     CALCULATIONS

EXAMPLE OF VARIABLE ACCUMULATION UNIT VALUE CALCULATION

     Suppose the net asset value of a Series Fund share at the end of the current valuation period is $18.38; at the end of the immediately preceding valuation period was $18.32; the Valuation Period is one day; and no dividends or distributions caused Series Fund shares to go "ex-dividend" during the current Valuation Period. $18.38 divided by $18.32 is 1.00327511. Subtracting the one day risk factor for mortality and expense risks and the administrative expense charge of .00003809 (the daily equivalent of the current maximum charge of 1.40% on an annual basis) gives a net investment factor of 1.00323702. If the value of the variable accumulation unit for the immediately preceding valuation period had been 14.5645672, the value for the current valuation period would be 14.6117130 (14.5645672 X 1.00323702).

EXAMPLE OF VARIABLE ANNUITY UNIT CALCULATION

     Suppose the circumstances of the first example exist, and the value of an annuity unit for the immediately preceding valuation period had been
12.3456789. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 4% per year, the value of the annuity unit for the current valuation period would be 12.3843113 (12.3456789 X 1.00323702 (the Net Investment Factor) X 0.99989255).
0.99989255 is the factor, for a one day Valuation Period, that neutralizes the assumed interest rate of 4% per year used to establish the Annuity Payment Rates found in the Contract.

EXAMPLE OF VARIABLE ANNUITY PAYMENT CALCULATION

    Suppose that a Participant Account is credited with 8,765.4321 variable accumulation units of a particular Sub-Account but is not credited with any fixed accumulation units; that the variable accumulation unit value and the annuity unit value for the particular Sub-Account for the valuation period which ends immediately preceding the annuity commencement date are
14.5645672 and 12.3456789 respectively; that the annuity payment rate for the age and option elected is $6.78 per $1,000; and that the annuity unit value on the day prior to the second variable annuity payment date is 12.3843113. The first variable annuity payment would be $865.57 (8,765.4321 X 14.5645672 X 6.78 divided by 1,000). The number of annuity units credited would be
70.1112 ($865.57 divided by 12.3456789) and the second variable annuity payment would be $868.28 (70.1112 X 12.3843113).


                           DISTRIBUTION OF THE CONTRACTS

          We offer the Contracts on a continuous basis. The Contracts are sold by licensed insurance agents in the state of New York. Such agents will be registered representatives of broker-dealers registered under the Securities Exchange Act of 1934 who are members of the National Association of Securities Dealers, Inc. and who have entered into distribution agreements with the Company and the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. ("Clarendon"), One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Clarendon is a wholly-owned subsidiary of the Company's parent, Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"). Clarendon is registered with the SEC under the Securities Exchange Act of 1934 as broker-dealer and is a member of the National Association of Securities Dealers, Inc. Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and Sun Life Insurance (U.S.) and variable life insurance contracts issued by Sun Life (U.S.).


          Commissions and other distribution compensation will be paid by the Company to the selling agents and will not be more than 6.36% of Purchase Payments.

          Commissions will not be paid with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading "Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates."

                       DESIGNATION AND CHANGE OF BENEFICIARY

          The Beneficiary designation in the Application will remain in effect until changed.


          Subject to the rights of an irrevocably designated Beneficiary, you may change or revoke the designation of Beneficiary by filing the change or revocation with us in the form we require. The change or revocation will not be binding on us until we receive it. When we receive it, the change or revocation will be effective as of the date on which it was signed, but the change or revocation will be without prejudice to us on account of any payment we make or any action we take before receiving the change or revocation.

          Please refer to the terms of your particular retirement plan and any applicable legislation for any restrictions on the beneficiary designation.

                                     CUSTODIAN

          We are the Custodian of the assets of the Variable Account. We will purchase Series Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Series Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.


                                FINANCIAL STATEMENTS

          The Financial Statements of Sun Life (N.Y.) Variable
Account C for the year ended December 31, 1999 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

STATEMENT OF CONDITION -- December 31, 1999

 ASSETS:                                               Shares        Cost         Value
 Investments in MFS/Sun Life Series Trust:           ----------  ------------  ------------
     Bond Series ("BDS")...........................       2,223  $     22,983  $     23,019
     Capital Appreciation Series ("CAS")...........   1,268,970    50,455,251    68,671,262
     Capital Opportunities Series ("COS")..........     341,947     6,005,966     8,379,765
     Massachusetts Investors Trust
      Series ("MIT")...............................   2,215,014    73,099,558    84,056,690
     Emerging Growth Series ("EGS")................   1,210,772    24,390,687    48,766,246
     Equity Income Series ("EIS")..................      20,989       233,420       235,312
     Emerging Markets Equity Series ("FCE")........      22,844       200,056       260,902
     International Growth and Income
      Series ("FCG")...............................     244,353     2,915,165     3,658,846
     International Growth Series ("FCI")...........      52,608       549,211       689,190
     Government Securities Series ("GSS")..........   1,134,922    14,628,898    14,160,417
     High Yield Series ("HYS").....................   1,819,714    16,941,717    16,406,832
     Managed Sectors Series ("MSS")................     476,576    13,898,436    24,982,869
     Massachusetts Investors Growth Stock
      Series ("MIS")...............................     223,552     3,029,734     3,606,164
     Money Market Series ("MMS")...................  14,451,155    14,451,155    14,451,155
     New Discovery Series ("NWD")..................      66,056       785,256     1,116,108
     Research Series ("RES").......................   1,664,118    34,365,132    45,953,316
     Research Growth and Income Series ("RGS").....     272,225     3,540,841     3,930,183
     Total Return Series ("TRS")...................   3,009,919    58,054,457    56,463,869
     Utilities Series ("UTS")......................     836,049    13,434,543    16,586,517
     Global Asset Allocation Series ("GAA")........     229,657     3,330,990     3,718,432
     Global Governments Series ("GGS").............     329,964     3,698,910     3,387,421
     Global Growth Series ("GGR")..................     787,249    12,110,429    19,807,693
     Global Total Return Series ("GTR")............     280,450     4,299,129     4,668,344
     Research International Series ("RSS").........      21,254       249,444       310,081
     Strategic Income Series ("SIS")...............      23,705       240,087       243,111
                                                                 ------------  ------------
                                                                 $354,931,455  $444,533,744
                                                                 ============
 LIABILITY:
     Payable to sponsor............................                                 (87,267)
                                                                               ------------
         Net Assets................................                            $444,446,477
                                                                               ============

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

 NET ASSETS:
                                           Applicable to Owners of
                                          Deferred Variable Annuity
                                                  Contracts               Reserve
                                      ---------------------------------     for
                                                   Unit                   Variable
                                        Units     Value       Value      Annuities      Total
                                      ---------  --------  ------------  ----------  ------------
 Regatta-NY Contracts:
     CAS............................    952,236  $34.0262  $ 32,393,721  $  142,506  $ 32,536,227
     MIT............................    751,259   27.8818    20,944,633     157,723    21,102,356
     GSS............................    602,006   12.9237     7,780,463      68,169     7,848,632
     HYS............................    258,754   15.6326     4,059,356      11,578     4,070,934
     MSS............................    281,981   39.8571    11,239,145      --        11,239,145
     MMS............................    471,149   12.3026     5,791,559     131,322     5,922,881
     TRS............................  1,226,124   19.1850    23,519,273     595,702    24,114,975
     UTS............................     95,916   29.4815     2,828,657      75,924     2,904,581
     GGS............................    186,528   13.0332     2,433,790      --         2,433,790
     GGR............................    326,782   25.9348     8,476,461      70,498     8,546,959
                                                           ------------  ----------  ------------
                                                           $119,467,058  $1,253,422  $120,720,480
                                                           ------------  ----------  ------------
 Regatta Gold-NY Contracts:
     BDS............................      2,344  $ 9.8200  $     23,019  $   --      $     23,019
     CAS............................  1,596,747   22.6198    36,119,035      --        36,119,035
     COS............................    423,782   19.7776     8,379,765      --         8,379,765
     MIT............................  3,305,098   18.8640    62,347,967     578,790    62,926,757
     EGS............................  1,674,168   29.0322    48,603,185     163,621    48,766,806
     EIS............................     23,813    9.8814       235,312      --           235,312
     FCE............................     28,793    9.0591       260,902      --           260,902
     FCG............................    246,036   14.8716     3,658,846      --         3,658,846
     FCI............................     53,996   12.5550       677,933      11,727       689,660
     GSS............................    553,951   11.3761     6,300,750       8,907     6,309,657
     HYS............................    988,547   12.3601    12,226,799     118,607    12,345,406
     MSS............................    478,856   28.4991    13,647,419      98,516    13,745,935
     MIS............................    275,481   12.5684     3,461,507     144,591     3,606,098
     MMS............................    760,178   11.2115     8,525,281      --         8,525,281
     NWD............................     69,746   16.0007     1,116,108      --         1,116,108
     RES............................  2,320,814   19.7914    45,932,494      21,677    45,954,171
     RGS............................    283,227   13.7803     3,912,610      18,294     3,930,904
     TRS............................  2,196,447   14.4646    31,759,890     539,321    32,299,211
     UTS............................    616,993   21.9857    13,586,288      93,613    13,679,901
     GAA............................    259,810   14.2950     3,718,432      --         3,718,432
     GGS............................     89,314   10.6699       953,631      --           953,631
     GGR............................    509,687   22.0864    11,258,287      --        11,258,287
     GTR............................    310,409   14.8545     4,611,168      58,513     4,669,681
     RSS............................     23,159   13.3890       310,081      --           310,081
     SIS............................     23,978   10.1388       243,111      --           243,111
                                                           ------------  ----------  ------------
                                                           $321,869,820  $1,856,177  $323,725,997
                                                           ------------  ----------  ------------
         Net Assets......................................  $441,336,878  $3,109,599  $444,446,477
                                                           ============  ==========  ============

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

STATEMENT OF OPERATIONS -- Year Ended December 31, 1999

                                                BDS             CAS            COS          MIT           EGS
                                           Sub-Account(a)   Sub-Account    Sub-Account  Sub-Account   Sub-Account
                                           --------------  --------------  -----------  ------------  -----------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............     $--           $ 5,810,381    $  101,152   $ 5,978,256   $   445,534
   Mortality and expense risk charges....         (195)        (667,713)      (62,737)     (971,422)     (381,293)
   Administrative charges................          (23)         (80,126)       (7,528)     (116,571)      (45,755)
                                              --------      -----------    ----------   -----------   -----------
       Net investment income (loss)......     $   (218)     $ 5,062,542    $   30,887   $ 4,890,263   $    18,486
                                              --------      -----------    ----------   -----------   -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................     $ 24,615      $11,692,286    $  647,388   $11,676,424   $ 3,567,444
     Cost of investments sold............      (25,162)      (9,569,270)     (526,253)   (9,215,886)   (1,957,595)
                                              --------      -----------    ----------   -----------   -----------
       Net realized gains (losses).......     $   (547)     $ 2,123,016    $  121,135   $ 2,460,538   $ 1,609,849
                                              --------      -----------    ----------   -----------   -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................     $     36      $18,216,011    $2,373,799   $10,957,132   $24,375,559
     Beginning of year...................      --             9,286,704       325,674    13,988,903     5,446,101
                                              --------      -----------    ----------   -----------   -----------
       Change in unrealized appreciation
        (depreciation)...................     $     36      $ 8,929,307    $2,048,125   $(3,031,771)  $18,929,458
                                              --------      -----------    ----------   -----------   -----------
         Realized and unrealized gains
          (losses).......................     $   (511)     $11,052,323    $2,169,260   $  (571,233)  $20,539,307
                                              --------      -----------    ----------   -----------   -----------
   INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS...........................     $   (729)     $16,114,865    $2,200,147   $ 4,319,030   $20,557,793
                                              ========      ===========    ==========   ===========   ===========

                                                EIS            FCE          FCG          FCI           GSS
                                           Sub-Account(b)  Sub-Account  Sub-Account  Sub-Account   Sub-Account
                                           --------------  -----------  -----------  -----------  -------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............     $    40       $  --       $  101,373    $  2,343     $   704,364
   Mortality and expense risk charges....      (1,034)         (2,385)     (41,055)     (5,662)       (174,324)
   Administrative charges................        (124)           (286)      (4,927)       (679)        (20,919)
                                              -------       ---------   ----------    --------     -----------
       Net investment income (loss)......     $(1,118)      $  (2,671)  $   55,391    $ (3,998)    $   509,121
                                              -------       ---------   ----------    --------     -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................     $ 1,391       $ 121,994   $  827,732    $ 86,841     $ 3,614,568
     Cost of investments sold............      (1,416)       (131,717)    (691,019)    (85,091)     (3,633,956)
                                              -------       ---------   ----------    --------     -----------
       Net realized gains (losses).......     $   (25)      $  (9,723)  $  136,713    $  1,750     $   (19,388)
                                              -------       ---------   ----------    --------     -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................     $ 1,892       $  60,846   $  743,681    $139,979     $  (468,481)
     Beginning of year...................      --             (26,171)     445,284     (20,437)        480,350
                                              -------       ---------   ----------    --------     -----------
       Change in unrealized appreciation
        (depreciation)...................     $ 1,892       $  87,017   $  298,397    $160,416     $  (948,831)
                                              -------       ---------   ----------    --------     -----------
         Realized and unrealized gains
          (losses).......................     $ 1,867       $  77,294   $  435,110    $162,166     $  (968,219)
                                              -------       ---------   ----------    --------     -----------
   INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS...........................     $   749       $  74,623   $  490,501    $158,168     $  (459,098)
                                              =======       =========   ==========    ========     ===========

(a) For the period May 27, 1999 (commencement of operations) through December 31, 1999.
(b) For the period May 7, 1999 (commencement of operations) through
    December 31, 1999.

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                               HYS           MSS            MIS            MMS           NWD
                                           Sub-Account   Sub-Account   Sub-Account(c)  Sub-Account  Sub-Account(c)
                                           -----------  -------------  --------------  -----------  --------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............  $1,269,362    $   --          $    3,998    $   644,053     $  2,042
   Mortality and expense risk charges....    (193,655)      (184,585)       (11,642)      (174,064)      (4,051)
   Administrative charges................     (23,239)       (22,150)        (1,397)       (20,888)        (486)
                                           -----------   -----------     ----------    -----------     --------
       Net investment income (loss)......  $1,052,468    $  (206,735)    $   (9,041)   $   449,101     $ (2,495)
                                           -----------   -----------     ----------    -----------     --------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................  $4,328,866    $ 2,323,657     $  280,401    $35,664,346     $ 88,832
     Cost of investments sold............  (4,414,808)    (1,859,831)      (237,839)   (35,664,346)     (84,652)
                                           -----------   -----------     ----------    -----------     --------
       Net realized gains (losses).......  $  (85,942)   $   463,826     $   42,562    $   --          $  4,180
                                           -----------   -----------     ----------    -----------     --------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................  $ (534,885)   $11,084,433     $  576,430    $   --          $330,852
     Beginning of year...................    (374,889)       503,220        --             --           --
                                           -----------   -----------     ----------    -----------     --------
       Change in unrealized appreciation
        (depreciation)...................  $ (159,996)   $10,581,213     $  576,430    $   --          $330,852
                                           -----------   -----------     ----------    -----------     --------
         Realized and unrealized gains
          (losses).......................  $ (245,938)   $11,045,039     $  618,992    $   --          $335,032
                                           -----------   -----------     ----------    -----------     --------
   INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS...........................  $  806,530    $10,838,304     $  609,951    $   449,101     $332,537
                                           ===========   ===========     ==========    ===========     ========

                                               RES           RGS           TRS             UTS
                                           Sub-Account   Sub-Account   Sub-Account     Sub-Account
                                           ------------  -----------  --------------  -------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............  $ 1,385,984   $   13,223    $  8,540,338    $ 1,417,357
   Mortality and expense risk charges....     (504,218)     (47,936)       (709,078)      (160,642)
   Administrative charges................      (60,506)      (5,752)        (85,089)       (19,277)
                                           -----------   ----------    ------------    -----------
       Net investment income (loss)......  $   821,260   $  (40,465)   $  7,746,171    $ 1,237,438
                                           -----------   ----------    ------------    -----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................  $ 5,548,641   $1,005,143    $ 15,351,457    $ 1,479,052
     Cost of investments sold............   (4,077,574)    (798,551)    (15,533,160)    (1,187,702)
                                           -----------   ----------    ------------    -----------
       Net realized gains (losses).......  $ 1,471,067   $  206,592    $   (181,703)   $   291,350
                                           -----------   ----------    ------------    -----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................  $11,588,184   $  389,342    $ (1,590,588)   $ 3,151,974
     Beginning of year...................    5,393,099      340,493       5,203,414      1,025,507
                                           -----------   ----------    ------------    -----------
       Change in unrealized appreciation
        (depreciation)...................  $ 6,195,085   $   48,849    $ (6,794,002)   $ 2,126,467
                                           -----------   ----------    ------------    -----------
         Realized and unrealized gains
          (losses).......................  $ 7,666,152   $  255,441    $ (6,975,705)   $ 2,417,817
                                           -----------   ----------    ------------    -----------
   INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS...........................  $ 8,487,412   $  214,976    $    770,466    $ 3,655,255
                                           ===========   ==========    ============    ===========

(c) For the period April 26, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                               GAA           GGS            GGR           GTR           RSS
                                           Sub-Account   Sub-Account    Sub-Account   Sub-Account  Sub-Account(d)
                                           -----------  --------------  ------------  -----------  --------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............   $181,883     $   517,917    $   481,352    $ 365,326      $--
   Mortality and expense risk charges....    (41,641)        (51,037)      (158,939)     (58,435)        (639)
   Administrative charges................     (4,997)         (6,124)       (19,073)      (7,012)         (77)
                                            --------     -----------    -----------    ---------      -------
       Net investment income (loss)......   $135,245     $   460,756    $   303,340    $ 299,879      $  (716)
                                            --------     -----------    -----------    ---------      -------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................   $464,681     $ 1,554,561    $ 1,721,822    $ 911,396      $ 5,437
     Cost of investments sold............   (457,181)     (1,677,256)    (1,269,217)    (810,515)      (4,597)
                                            --------     -----------    -----------    ---------      -------
       Net realized gains (losses).......   $  7,500     $  (122,695)   $   452,605    $ 100,881      $   840
                                            --------     -----------    -----------    ---------      -------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................   $387,442     $  (311,489)   $ 7,697,264    $ 369,215      $60,637
     Beginning of year...................    (11,804)        321,853      1,004,669      455,472       --
                                            --------     -----------    -----------    ---------      -------
       Change in unrealized appreciation
        (depreciation)...................   $399,246     $  (633,342)   $ 6,692,595    $ (86,257)     $60,637
                                            --------     -----------    -----------    ---------      -------
         Realized and unrealized gains
          (losses).......................   $406,746     $  (756,037)   $ 7,145,200    $  14,624      $61,477
                                            --------     -----------    -----------    ---------      -------
   INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS...........................   $541,991     $  (295,281)   $ 7,448,540    $ 314,503      $60,761
                                            ========     ===========    ===========    =========      =======

                                                SIS
                                           Sub-Account(e)
                                           --------------
 INCOME AND EXPENSES:
   Dividend income and capital gain
    distributions received...............    $  --
   Mortality and expense risk charges....          (587)
   Administrative charges................           (70)
                                             ----------
       Net investment income (loss)......    $     (657)
                                             ----------
 REALIZED AND UNREALIZED GAINS (LOSSES):
   Realized gains (losses) on investment
    transactions:
     Proceeds from sales.................    $      625
     Cost of investments sold............          (622)
                                             ----------
       Net realized gains (losses).......    $        3
                                             ----------
   Net unrealized appreciation
    (depreciation) on investments:
     End of year.........................    $    3,024
     Beginning of year...................       --
                                             ----------
       Change in unrealized appreciation
        (depreciation)...................    $    3,024
                                             ----------
         Realized and unrealized gains
          (losses).......................    $    3,027
                                             ----------
   INCREASE (DECREASE) IN NET ASSETS FROM
    OPERATIONS...........................    $    2,370
                                             ==========

(d) For the period August 2, 1999 (commencement of operations) through December 31, 1999.
(e) For the period September 10, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

STATEMENTS OF CHANGES IN NET ASSETS

                                               BDS                 CAS                      COS
                                           Sub-Account         Sub-Account              Sub-Account
                                          ------------- ------------------------- -----------------------
                                           Year Ended          Year Ended               Year Ended
                                          December 31,        December 31,             December 31,
                                          ------------- ------------------------- -----------------------
                                             1999(a)        1999         1998        1999        1998
                                          ------------- ------------ ------------ ----------- -----------
 OPERATIONS:
   Net investment income (loss)..........    $  (218)   $ 5,062,542  $ 4,135,133  $   30,887  $   38,427
   Net realized gains (losses)...........       (547)     2,123,016    2,308,268     121,135     125,390
   Net unrealized gains (losses).........         36      8,929,307    4,241,790   2,048,125     303,992
                                             -------    -----------  -----------  ----------  ----------
       Increase (Decrease) in net assets
        from operations..................    $  (729)   $16,114,865  $10,685,191  $2,200,147  $  467,809
                                             -------    -----------  -----------  ----------  ----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........    $16,159    $ 3,420,550  $ 5,645,231  $  843,965  $1,250,849
     Net transfers between Sub-Accounts
      and Fixed Account..................      7,594        855,474    2,271,423   2,140,661   1,000,555
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................         (5)    (2,622,533)  (3,030,676)   (134,822)    (59,775)
                                             -------    -----------  -----------  ----------  ----------
       Net accumulation activity.........    $23,748    $ 1,653,491  $ 4,885,978  $2,849,804  $2,191,629
                                             -------    -----------  -----------  ----------  ----------
   Annuitization Activity:
     Annuitizations......................    $--        $   --       $   --       $   --      $   --
     Annuity payments and account fees...     --            (34,018)     (39,858)     --          --
     Adjustments to annuity reserve......     --             (3,331)      (3,612)     --          --
                                             -------    -----------  -----------  ----------  ----------
       Net annuitization activity........    $--        $   (37,349) $   (43,470) $   --      $   --
                                             -------    -----------  -----------  ----------  ----------
   Increase (Decrease) in net assets from
    contract owner transactions..........    $23,748    $ 1,616,142  $ 4,842,508  $2,849,804  $2,191,629
                                             -------    -----------  -----------  ----------  ----------
     Increase (Decrease) in net assets...    $23,019    $17,731,007  $15,527,699  $5,049,951  $2,659,438
 NET ASSETS:
   Beginning of year.....................     --         50,924,255   35,396,556   3,329,814     670,376
                                             -------    -----------  -----------  ----------  ----------
   End of year...........................    $23,019    $68,655,262  $50,924,255  $8,379,765  $3,329,814
                                             =======    ===========  ===========  ==========  ==========

(a) For the period May 27, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                                     MIT                       EGS                 EIS
                                                 Sub-Account               Sub-Account         Sub-Account
                                          ------------------------- ------------------------- -------------
                                                 Year Ended                Year Ended          Year Ended
                                                December 31,              December 31,        December 31,
                                          ------------------------- ------------------------- -------------
                                              1999         1998         1999         1998        1999(b)
                                          ------------ ------------ ------------ ------------ -------------
 OPERATIONS:
   Net investment income (loss).......... $ 4,890,263  $ 3,202,718  $    18,486  $   333,723     $ (1,118)
   Net realized gains (losses)...........   2,460,538    2,485,135    1,609,849      835,449          (25)
   Net unrealized gains (losses).........  (3,031,771)   5,752,777   18,929,458    4,205,232        1,892
                                          -----------  -----------  -----------  -----------     --------
       Increase (Decrease) in net assets
        from operations.................. $ 4,319,030  $11,440,630  $20,557,793  $ 5,374,404     $    749
                                          -----------  -----------  -----------  -----------     --------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received.......... $ 6,834,904  $13,430,158  $ 2,616,690  $ 4,565,860     $151,100
     Net transfers between Sub-Accounts
      and Fixed Account..................   2,960,318    8,538,077    1,809,663    3,478,850       83,765
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................  (3,220,067)  (3,468,420)  (1,197,519)    (857,070)        (302)
                                          -----------  -----------  -----------  -----------     --------
       Net accumulation activity......... $ 6,575,155  $18,499,815  $ 3,228,834  $ 7,187,640     $234,563
                                          -----------  -----------  -----------  -----------     --------
   Annuitization Activity:
     Annuitizations...................... $   304,547  $    54,952  $   157,333  $   --          $--
     Annuity payments and account fees...     (45,178)     (32,919)        (391)     --           --
     Adjustments to annuity reserve......      (5,651)      (6,680)         560      --           --
                                          -----------  -----------  -----------  -----------     --------
       Net annuitization activity........ $   253,718  $    15,353  $   157,502  $   --          $--
                                          -----------  -----------  -----------  -----------     --------
   Increase (Decrease) in net assets from
    contract owner transactions.......... $ 6,828,873  $18,515,168  $ 3,386,336  $ 7,187,640     $234,563
                                          -----------  -----------  -----------  -----------     --------
     Increase (Decrease) in net assets... $11,147,903  $29,955,798  $23,944,129  $12,562,044     $235,312
 NET ASSETS:
   Beginning of year.....................  72,881,210   42,925,412   24,822,677   12,260,633      --
                                          -----------  -----------  -----------  -----------     --------
   End of year........................... $84,029,113  $72,881,210  $48,766,806  $24,822,677     $235,312
                                          ===========  ===========  ===========  ===========     ========

(b) For the period May 7, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                                    FCE                      FCG                      FCI
                                                Sub-Account              Sub-Account              Sub-Account
                                          ----------------------- ------------------------- -----------------------
                                                Year Ended               Year Ended               Year Ended
                                               December 31,             December 31,             December 31,
                                          ----------------------- ------------------------- -----------------------
                                             1999        1998         1999         1998        1999        1998
                                          ----------- ----------- ------------ ------------ ----------- -----------
 OPERATIONS:
   Net investment income (loss)..........  $ (2,671)   $   8,551   $   55,391   $   48,659   $ (3,998)   $   (978)
   Net realized gains (losses)...........    (9,723)    (192,800)     136,713       54,032      1,750      (3,247)
   Net unrealized gains (losses).........    87,017       25,906      298,397      385,099    160,416     (16,888)
                                           --------    ---------   ----------   ----------   --------    --------
       Increase (Decrease) in net assets
        from operations..................  $ 74,623    $(158,343)  $  490,501   $  487,790   $158,168    $(21,113)
                                           --------    ---------   ----------   ----------   --------    --------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........  $ 22,461    $  99,812   $   87,199   $  364,428   $ 71,687    $182,841
     Net transfers between Sub-Accounts
      and Fixed Account..................    28,083     (159,531)    (346,722)     775,936     86,593     155,918
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................    (4,298)      (6,955)     (72,236)    (151,648)   (29,465)    (10,066)
                                           --------    ---------   ----------   ----------   --------    --------
       Net accumulation activity.........  $ 46,246    $ (66,674)  $ (331,759)  $  988,716   $128,815    $328,693
                                           --------    ---------   ----------   ----------   --------    --------
   Annuitization Activity:
     Annuitizations......................  $ --        $  --       $  --        $  --        $  8,601    $ --
     Annuity payments and account fees...    --           --          --           --            (365)     --
     Adjustments to annuity reserve......    --           --          --           --             470      --
                                           --------    ---------   ----------   ----------   --------    --------
       Net annuitization activity........  $ --        $  --       $  --        $  --        $  8,706    $ --
                                           --------    ---------   ----------   ----------   --------    --------
   Increase (Decrease) in net assets from
    contract owner transactions..........  $ 46,246    $ (66,674)  $ (331,759)  $  988,716   $137,521    $328,693
                                           --------    ---------   ----------   ----------   --------    --------
     Increase (Decrease) in net assets...  $120,869    $(225,017)  $  158,742   $1,476,506   $295,689    $307,580
 NET ASSETS:
   Beginning of year.....................   140,033      365,050    3,500,104    2,023,598    393,971      86,391
                                           --------    ---------   ----------   ----------   --------    --------
   End of year...........................  $260,902    $ 140,033   $3,658,846   $3,500,104   $689,660    $393,971
                                           ========    =========   ==========   ==========   ========    ========

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                                    GSS                     HYS                     MSS
                                                Sub-Account             Sub-Account             Sub-Account
                                          ----------------------- ----------------------- -----------------------
                                                Year Ended              Year Ended              Year Ended
                                               December 31,            December 31,            December 31,
                                          ----------------------- ----------------------- -----------------------
                                             1999        1998        1999        1998        1999        1998
                                          ----------- ----------- ----------- ----------- ----------- -----------
 OPERATIONS:
   Net investment income (loss).......... $  509,121  $  450,379  $1,052,468  $  659,931  $ (206,735) $ 1,542,181
   Net realized gains (losses)...........    (19,388)    128,171     (85,942)    149,897     463,826      126,624
   Net unrealized gains (losses).........   (948,831)    216,285    (159,996)   (979,019) 10,581,213     (541,372)
                                          ----------- ----------- ----------- ----------- ----------- -----------
       Increase (Decrease) in net assets
        from operations.................. $ (459,098) $  794,835  $  806,530  $ (169,191) $10,838,304 $ 1,127,433
                                          ----------- ----------- ----------- ----------- ----------- -----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received.......... $  396,896  $1,440,848  $  897,338  $3,046,502  $  693,821  $ 1,471,282
     Net transfers between Sub-Accounts
      and Fixed Account..................  2,214,722   2,333,811     757,430   2,266,782   1,306,321    1,246,414
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................   (663,475) (1,525,871)   (830,606) (1,309,324)   (553,762)    (917,266)
                                          ----------- ----------- ----------- ----------- ----------- -----------
       Net accumulation activity......... $1,948,143  $2,248,788  $  824,162  $4,003,960  $1,446,380  $ 1,800,430
                                          ----------- ----------- ----------- ----------- ----------- -----------
   Annuitization Activity:
     Annuitizations...................... $   80,761  $   (8,935) $   49,893  $   86,382  $   --      $    54,124
     Annuity payments and account fees...     (1,683)     --         (32,097)     (8,589)     (7,635)        (520)
     Adjustments to annuity reserve......     (1,719)        (83)     11,303      (1,717)        (48)       2,259
                                          ----------- ----------- ----------- ----------- ----------- -----------
       Net annuitization activity........ $   77,359  $   (9,018) $   29,099  $   76,076  $   (7,683) $    55,863
                                          ----------- ----------- ----------- ----------- ----------- -----------
   Increase (Decrease) in net assets from
    contract owner transactions.......... $2,025,502  $2,239,770  $  853,261  $4,080,036  $1,438,697  $ 1,856,293
                                          ----------- ----------- ----------- ----------- ----------- -----------
     Increase (Decrease) in net assets... $1,566,404  $3,034,605  $1,659,791  $3,910,845  $12,277,001 $ 2,983,726
 NET ASSETS:
   Beginning of year..................... 12,591,885   9,557,280  14,756,549  10,845,704  12,708,079    9,724,353
                                          ----------- ----------- ----------- ----------- ----------- -----------
   End of year........................... $14,158,289 $12,591,885 $16,416,340 $14,756,549 $24,985,080 $12,708,079
                                          =========== =========== =========== =========== =========== ===========

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                               MIS                 MMS                 NWD
                                           Sub-Account         Sub-Account         Sub-Account
                                          ------------- ------------------------- -------------
                                           Year Ended          Year Ended          Year Ended
                                          December 31,        December 31,        December 31,
                                          ------------- ------------------------- -------------
                                             1999(c)        1999         1998        1999(c)
                                          ------------- ------------ ------------ -------------
 OPERATIONS:
   Net investment income (loss)..........   $   (9,041) $   449,101  $   392,475    $   (2,495)
   Net realized gains (losses)...........       42,562      --           --              4,180
   Net unrealized gains (losses).........      576,430      --           --            330,852
                                            ----------  -----------  -----------    ----------
       Increase (Decrease) in net assets
        from operations..................   $  609,951  $   449,101  $   392,475    $  332,537
                                            ----------  -----------  -----------    ----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........   $1,545,594  $ 4,578,279  $ 6,979,970    $   97,352
     Net transfers between Sub-Accounts
      and Fixed Account..................    1,456,383   (5,081,749)   4,354,504       686,241
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................     (150,410)  (1,932,080)  (5,785,099)          (22)
                                            ----------  -----------  -----------    ----------
       Net accumulation activity.........   $2,851,567  $(2,435,550) $ 5,549,375    $  783,571
                                            ----------  -----------  -----------    ----------
   Annuitization Activity:
     Annuitizations......................   $  144,646  $   142,142  $   --         $  --
     Annuity payments and account fees...      --           (13,200)      (2,231)      --
     Adjustments to annuity reserve......          (66)      (2,910)          (6)      --
                                            ----------  -----------  -----------    ----------
       Net annuitization activity........   $  144,580  $   126,032  $    (2,237)   $  --
                                            ----------  -----------  -----------    ----------
   Increase (Decrease) in net assets from
    contract owner transactions..........   $2,996,147  $(2,309,518) $ 5,547,138    $  783,571
                                            ----------  -----------  -----------    ----------
     Increase (Decrease) in net assets...   $3,606,098  $(1,860,417) $ 5,939,613    $1,116,108
 NET ASSETS:
   Beginning of year.....................      --        16,308,579   10,368,966       --
                                            ----------  -----------  -----------    ----------
   End of year...........................   $3,606,098  $14,448,162  $16,308,579    $1,116,108
                                            ==========  ===========  ===========    ==========

(c) For the period April 26, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                                    RES                      RGS
                                                Sub-Account              Sub-Account
                                          ------------------------ ------------------------
                                                 Year Ended               Year Ended
                                                December 31,             December 31,
                                          ------------------------ ------------------------
                                             1999         1998         1999        1998
                                          ----------- ------------ ------------ -----------
 OPERATIONS:
   Net investment income (loss).......... $  821,260  $   789,974   $  (40,465) $  (15,287)
   Net realized gains (losses)...........  1,471,067      868,151      206,592      20,804
   Net unrealized gains (losses).........  6,195,085    3,827,961       48,849     313,342
                                          ----------- -----------   ----------  ----------
       Increase (Decrease) in net assets
        from operations.................. $8,487,412  $ 5,486,086   $  214,976  $  318,859
                                          ----------- -----------   ----------  ----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received.......... $2,291,829  $ 5,661,381   $  609,314  $  955,442
     Net transfers between Sub-Accounts
      and Fixed Account..................   (693,664)   8,373,302      344,254   1,012,621
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................ (1,817,915)  (1,448,446)    (143,333)    (41,336)
                                          ----------- -----------   ----------  ----------
       Net accumulation activity......... $ (219,750) $12,586,237   $  810,235  $1,926,727
                                          ----------- -----------   ----------  ----------
   Annuitization Activity:
     Annuitizations...................... $   17,754  $   --        $   17,630  $   --
     Annuity payments and account fees...       (722)     --              (690)     --
     Adjustments to annuity reserve......        855      --               721      --
                                          ----------- -----------   ----------  ----------
       Net annuitization activity........ $   17,887  $   --        $   17,661  $   --
                                          ----------- -----------   ----------  ----------
   Increase (Decrease) in net assets from
    contract owner transactions.......... $ (201,863) $12,586,237   $  827,896  $1,926,727
                                          ----------- -----------   ----------  ----------
     Increase (Decrease) in net assets... $8,285,549  $18,072,323   $1,042,872  $2,245,586
 NET ASSETS:
   Beginning of year..................... 37,668,622   19,596,299    2,888,032     642,446
                                          ----------- -----------   ----------  ----------
   End of year........................... $45,954,171 $37,668,622   $3,930,904  $2,888,032
                                          =========== ===========   ==========  ==========

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                                    TRS                     UTS                     GAA
                                                Sub-Account             Sub-Account             Sub-Account
                                          ----------------------- ----------------------- -----------------------
                                                Year Ended              Year Ended              Year Ended
                                               December 31,            December 31,            December 31,
                                          ----------------------- ----------------------- -----------------------
                                             1999        1998        1999        1998        1999        1998
                                          ----------- ----------- ----------- ----------- ----------- -----------
 OPERATIONS:
   Net investment income (loss).......... $7,746,171  $4,609,014  $1,237,438  $  701,567  $  135,245  $  175,045
   Net realized gains (losses)...........   (181,703)    968,898     291,350     245,135       7,500       1,766
   Net unrealized gains (losses)......... (6,794,002)   (735,171)  2,126,467     215,730     399,246     (68,262)
                                          ----------- ----------- ----------- ----------- ----------  ----------
       Increase (Decrease) in net assets
        from operations.................. $  770,466  $4,842,741  $3,655,255  $1,162,432  $  541,991  $  108,549
                                          ----------- ----------- ----------- ----------- ----------  ----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received.......... $2,858,711  $5,723,954  $1,363,693  $3,379,684  $  129,985  $  451,961
     Net transfers between Sub-Accounts
      and Fixed Account..................     74,433   7,589,931   1,025,946   2,309,074    (122,538)    357,692
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................ (4,105,250) (3,756,499)   (619,970)   (626,782)   (110,545)   (149,424)
                                          ----------- ----------- ----------- ----------- ----------  ----------
       Net accumulation activity......... $(1,172,106) $9,557,386 $1,769,669  $5,061,976  $ (103,098) $  660,229
                                          ----------- ----------- ----------- ----------- ----------  ----------
   Annuitization Activity:
     Annuitizations...................... $  176,608  $  395,341  $  152,945  $   --      $   --      $   --
     Annuity payments and account fees...   (130,587)    (79,366)     (4,046)     --          --          --
     Adjustments to annuity reserve......      2,654      (7,297)     (2,035)     --          --          --
                                          ----------- ----------- ----------- ----------- ----------  ----------
       Net annuitization activity........ $   48,675  $  308,678  $  146,864  $   --      $   --      $   --
                                          ----------- ----------- ----------- ----------- ----------  ----------
   Increase (Decrease) in net assets from
    contract owner transactions.......... $(1,123,431) $9,866,064 $1,916,533  $5,061,976  $ (103,098) $  660,229
                                          ----------- ----------- ----------- ----------- ----------  ----------
     Increase (Decrease) in net assets... $ (352,965) $14,708,805 $5,571,788  $6,224,408  $  438,893  $  768,778
 NET ASSETS:
   Beginning of year..................... 56,767,151  42,058,346  11,012,694   4,788,286   3,279,539   2,510,761
                                          ----------- ----------- ----------- ----------- ----------  ----------
   End of year........................... $56,414,186 $56,767,151 $16,584,482 $11,012,694 $3,718,432  $3,279,539
                                          =========== =========== =========== =========== ==========  ==========

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                                    GGS                     GGR                     GTR
                                                Sub-Account             Sub-Account             Sub-Account
                                          ----------------------- ----------------------- -----------------------
                                                Year Ended              Year Ended              Year Ended
                                               December 31,            December 31,            December 31,
                                          ----------------------- ----------------------- -----------------------
                                             1999        1998        1999        1998        1999        1998
                                          ----------- ----------- ----------- ----------- ----------- -----------
 OPERATIONS:
   Net investment income (loss).......... $  460,756  $   (3,839) $  303,340  $  604,265  $  299,879  $   99,809
   Net realized gains (losses)...........   (122,695)     11,823     452,605     394,360     100,881      77,786
   Net unrealized gains (losses).........   (633,342)    527,568   6,692,595     170,808     (86,257)    333,955
                                          ----------  ----------  ----------- ----------- ----------  ----------
       Increase (Decrease) in net assets
        from operations.................. $ (295,281) $  535,552  $7,448,540  $1,169,433  $  314,503  $  511,550
                                          ----------  ----------  ----------- ----------- ----------  ----------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received.......... $   65,900  $   98,948  $  480,062  $  560,743  $  206,272  $  557,044
     Net transfers between Sub-Accounts
      and Fixed Account..................   (246,018)    (43,239)  1,749,618     424,047    (375,311)  1,590,561
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................   (223,096)   (640,532)   (448,581)   (826,884)   (170,240)   (174,073)
                                          ----------  ----------  ----------- ----------- ----------  ----------
       Net accumulation activity......... $ (403,214) $ (584,823) $1,781,099  $  157,906  $ (339,279) $1,973,532
                                          ----------  ----------  ----------- ----------- ----------  ----------
   Annuitization Activity:
     Annuitizations...................... $   --      $   --      $   50,832  $   --      $   --      $   58,314
     Annuity payments and account fees...     (1,638)     (2,179)     (1,021)     --          (6,721)       (560)
     Adjustments to annuity reserve......         16         (87)     (2,143)     --             606         730
                                          ----------  ----------  ----------- ----------- ----------  ----------
       Net annuitization activity........ $   (1,622) $   (2,266) $   47,668  $   --      $   (6,115) $   58,484
                                          ----------  ----------  ----------- ----------- ----------  ----------
   Increase (Decrease) in net assets from
    contract owner transactions.......... $ (404,836) $ (587,089) $1,828,767  $  157,906  $ (345,394) $2,032,016
                                          ----------  ----------  ----------- ----------- ----------  ----------
     Increase (Decrease) in net assets... $ (700,117) $  (51,537) $9,277,307  $1,327,339  $  (30,891) $2,543,566
 NET ASSETS:
   Beginning of year.....................  4,087,538   4,139,075  10,527,939   9,200,600   4,700,572   2,157,006
                                          ----------  ----------  ----------- ----------- ----------  ----------
   End of year........................... $3,387,421  $4,087,538  $19,805,246 $10,527,939 $4,669,681  $4,700,572
                                          ==========  ==========  =========== =========== ==========  ==========

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

                                               RSS           SIS
                                           Sub-Account   Sub-Account
                                          ------------- -------------
                                           Year Ended    Year Ended
                                          December 31,  December 31,
                                          ------------- -------------
                                             1999(d)       1999(e)
                                          ------------- -------------
 OPERATIONS:
   Net investment income (loss)..........    $   (716)     $   (657)
   Net realized gains (losses)...........         840             3
   Net unrealized gains (losses).........      60,637         3,024
                                             --------      --------
       Increase (Decrease) in net assets
       from operations...................    $ 60,761      $  2,370
                                             --------      --------
 CONTRACT OWNER TRANSACTIONS:
   Accumulation Activity:
     Purchase payments received..........    $ 45,451      $240,741
     Net transfers between Sub-Accounts
      and Fixed Account..................     205,489       --
     Withdrawals, surrenders,
      annuitizations and contract
      charges............................      (1,620)      --
                                             --------      --------
       Net accumulation activity.........    $249,320      $240,741
                                             --------      --------
   Annuitization Activity:
     Annuitizations......................    $--           $--
     Annuity payments and account fees...     --            --
     Adjustments to annuity reserve......     --            --
                                             --------      --------
       Net annuitization activity........    $--           $--
                                             --------      --------
   Increase (Decrease) in net assets from
    contract owner transactions..........    $249,320      $240,741
                                             --------      --------
     Increase (Decrease) in net assets...    $310,081      $243,111
 NET ASSETS:
   Beginning of year.....................     --            --
                                             --------      --------
   End of year...........................    $310,081      $243,111
                                             ========      ========

(d) For the period August 2, 1999 (commencement of operations) through December 31, 1999.
(e) For the period September 10, 1999 (commencement of operations) through December 31, 1999.

                       See notes to financial statements

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

NOTES TO FINANCIAL STATEMENTS

(1) ORGANIZATION

Sun Life (N.Y.) Variable Account C (the "Variable Account"), a separate account of Sun Life Insurance and Annuity Company of New York, the ("Sponsor") (a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.)), was established on October 18, 1985 as a funding vehicle for the variable portion of certain individual combination fixed/variable annuity contracts. Sale of the Regatta-NY and Regatta Gold-NY contracts commenced on April 1, 1993 and
August 1, 1996, respectively. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account is invested in shares of a specific series of MFS/Sun Life Series Trust (the "Series Trust") as selected by contract owners. The Series Trust is an open-end management investment company registered under the Investment Company Act of 1940. Massachusetts Financial Services Company ("MFS"), an affiliate of Sun Life Assurance Company of Canada (U.S.), is the investment adviser to the Series Trust.

(2) SIGNIFICANT ACCOUNTING POLICIES
GENERAL

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS

Investments in shares of the Series Trust are recorded at their net asset value. Realized gains and losses on sales of shares of the Series Trust are determined on the identified cost basis. Dividend income and capital gain distributions received by the Sub-Accounts are reinvested in additional Series Trust shares and are recognized on the ex-dividend date.

Exchanges between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds.

FEDERAL INCOME TAX STATUS

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Variable Account is not taxed as a regulated investment company. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code. Under existing federal income tax law, investment income and capital gains earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

(3) CONTRACT CHARGES

A mortality and expense risk charge based on the value of the Variable Account is deducted from the Variable Account at the end of each valuation period for the mortality and expense risks assumed by the Sponsor. These deductions are transferred periodically to the Sponsor. Currently, the deduction is at an effective annual rate of 1.25%.

Each year on the contract anniversary, an account administration fee ("Account Fee") of $30 is deducted from each contract's accumulation account. After the annuity commencement date the Account Fee is deducted pro rata from each variable annuity payment made during the year. In addition, a deduction is made from the Variable Account at the end of each valuation period (during both the accumulation period and after annuity payments begin) at an effective annual rate of 0.15% of the daily net assets of the Variable Account. These charges are paid to the Sponsor to reimburse it for administrative expenses which exceed the revenues received from the Account Fee.

The Sponsor does not deduct a sales charge from the purchase payments. However, a withdrawal charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn, when applicable, will be deducted to cover certain expenses relating to the sale of the contracts. In no event shall the aggregate withdrawal charges assessed exceed 9% of the purchase payment made under a Regatta-NY contract or 6% of the aggregate purchase payments made under a Regatta Gold-NY contract.

(4) ANNUITY RESERVES

Annuity reserves are calculated using the 1983 Individual Annuitant Mortality Table and an assumed interest rate of 4% for Regatta-NY contracts and 3% for Regatta Gold-NY contracts. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

SUN LIFE (N.Y.) VARIABLE ACCOUNT C

(5) UNIT ACTIVITY FROM PARTICIPANT TRANSACTIONS

                                                                               Units Transferred
                                                                                    Between              Units Withdrawn,
                           Units Outstanding                                     Sub-Accounts             Surrendered and
                           Beginning of Year          Units Purchased          and Fixed Account            Annuitized
                       ------------------------- ------------------------- ------------------------- -------------------------
                        Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                       December 31, December 31, December 31, December 31, December 31, December 31, December 31, December 31,
                           1999         1998         1999         1998         1999         1998         1999         1998
                       ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
 MFS REGATTA
 - N.Y. CONTRACTS:
 ----------------------------------
 CAS Sub-Account.....    1,030,044    1,098,819         61         --         (26,735)    16,251        (51,134)     (85,026)
 MIT Sub-Account.....      759,522      806,893       --           --          21,064     16,355        (29,327)     (63,726)
 GSS Sub-Account.....      516,775      617,817       --           --         120,671      6,548        (35,440)    (107,590)
 HYS Sub-Account.....      299,433      340,853       --           --         (15,972)    10,788        (24,707)     (52,208)
 MSS Sub-Account.....      294,045      314,374       --           --            (215)     3,793        (11,849)     (24,122)
 MMS Sub-Account.....      529,219      540,785       --           --          42,161    428,614       (100,231)    (440,180)
 TRS Sub-Account.....    1,320,198    1,439,364         88         --          (9,988)    (6,574  )     (84,174)    (112,592)
 UTS Sub-Account.....       88,196      103,362       --           --          11,209      1,434         (3,489)     (16,600)
 GGS Sub-Account.....      219,014      277,498       --           --         (20,497)   (17,719  )     (11,989)     (40,765)
 GGR Sub-Account.....      327,055      384,999       --           --          11,581    (16,241  )     (11,854)     (41,703)
 MFS REGATTA
 GOLD - N.Y. CONTRACTS:
 ----------------------------------
 BDS Sub-Account(a)..      --           --           1,642         --             702        --           --           --
 CAS Sub-Account.....    1,387,198      933,956    188,906      377,035        85,637    155,695        (64,994)     (79,488)
 COS Sub-Account.....      245,193       61,777     53,060      103,389       134,413     85,059         (8,884)      (5,032)
 MIT Sub-Account.....    2,936,804    1,722,218    378,202      833,525       124,941    504,212       (134,849)    (123,151)
 EGS Sub-Account.....    1,482,470      966,583    140,252      324,632       110,205    255,069        (58,759)     (63,814)
 EIS
  Sub-Account(b).....      --           --          15,360         --           8,484        --             (31)       --
 FCE Sub-Account.....       23,240       41,861      2,946       11,240         3,183    (28,912  )        (576)        (949)
 FCG Sub-Account.....      272,201      188,749      6,646       32,884       (27,235)    64,726         (5,576)     (14,158)
 FCI Sub-Account.....       41,872        9,227      7,232       18,569         8,088     15,201         (3,196)      (1,125)
 GSS Sub-Account.....      483,528      168,798     34,691      125,717        53,163    199,497        (17,431)     (10,484)
 HYS Sub-Account.....      869,291      482,767     73,815      256,362        82,266    176,263        (36,825)     (46,101)
 MSS Sub-Account.....      401,019      251,868     37,591       98,329        53,417     80,721        (13,171)     (29,899)
 MIS
  Sub-Account(c).....      --           --         149,516         --         138,031        --         (12,066)       --
 MMS Sub-Account.....      921,204      395,655    424,895      653,207      (511,872)   (65,544  )     (74,049)     (62,114)
 NWD Sub-Account(c)..      --           --           8,312         --          61,436        --              (2)       --
 RES Sub-Account.....    2,330,245    1,478,012    136,515      388,372       (38,961)   566,075       (106,985)    (102,214)
 RGS Sub-Account.....      222,849       59,221     45,362       81,967        26,016     85,163        (11,000)      (3,502)
 TRS Sub-Account.....    2,154,305    1,288,455    198,169      424,309        15,680    571,586       (171,707)    (130,045)
 UTS Sub-Account.....      529,135      187,310     74,691      214,542        42,317    144,840        (29,150)     (17,557)
 GAA Sub-Account.....      267,873      215,473     10,414       36,286        (9,790)    28,666         (8,687)     (12,552)
 GGS Sub-Account.....       90,226       73,436      6,166        9,445        (1,143)    17,520         (5,935)     (10,175)
 GGR Sub-Account.....      402,319      324,362     30,765       44,685        91,578     53,301        (14,975)     (20,029)
 GTR Sub-Account.....      334,013      181,210     14,856       43,452       (26,106)   122,655        (12,354)     (13,304)
 RSS Sub-Account(d)..      --           --           4,409         --          18,889        --            (139)       --
 SIS
  Sub-Account(e).....      --           --          23,978         --           --           --           --           --


                           Units Outstanding
                              End of Year
                       -------------------------
                        Year Ended   Year Ended
                       December 31, December 31,
                           1999         1998
                       ------------ ------------
 MFS REGATTA
 - N.Y. CONTRACTS:
 --------------------
 CAS Sub-Account.....    952,236    1,030,044
 MIT Sub-Account.....    751,259      759,522
 GSS Sub-Account.....    602,006      516,775
 HYS Sub-Account.....    258,754      299,433
 MSS Sub-Account.....    281,981      294,045
 MMS Sub-Account.....    471,149      529,219
 TRS Sub-Account.....  1,226,124    1,320,198
 UTS Sub-Account.....     95,916       88,196
 GGS Sub-Account.....    186,528      219,014
 GGR Sub-Account.....    326,782      327,055
 MFS REGATTA
 GOLD - N.Y. CONTRACT
 --------------------
 BDS Sub-Account(a)..      2,344         --
 CAS Sub-Account.....  1,596,747    1,387,198
 COS Sub-Account.....    423,782      245,193
 MIT Sub-Account.....  3,305,098    2,936,804
 EGS Sub-Account.....  1,674,168    1,482,470
 EIS
  Sub-Account(b).....     23,813         --
 FCE Sub-Account.....     28,793       23,240
 FCG Sub-Account.....    246,036      272,201
 FCI Sub-Account.....     53,996       41,872
 GSS Sub-Account.....    553,951      483,528
 HYS Sub-Account.....    988,547      869,291
 MSS Sub-Account.....    478,856      401,019
 MIS
  Sub-Account(c).....    275,481         --
 MMS Sub-Account.....    760,178      921,204
 NWD Sub-Account(c)..     69,746         --
 RES Sub-Account.....  2,320,814    2,330,245
 RGS Sub-Account.....    283,227      222,849
 TRS Sub-Account.....  2,196,447    2,154,305
 UTS Sub-Account.....    616,993      529,135
 GAA Sub-Account.....    259,810      267,873
 GGS Sub-Account.....     89,314       90,226
 GGR Sub-Account.....    509,687      402,319
 GTR Sub-Account.....    310,409      334,013
 RSS Sub-Account(d)..     23,159         --
 SIS
  Sub-Account(e).....     23,978         --

(a) For the period May 27, 1999 (commencement of operations) through December 31, 1999.

(b) For the period May 7, 1999 (commencement of operations) through December 31, 1999.

(c) For the period April 26, 1999 (commencement of operations) through December 31, 1999.

(d) For the period August 2, 1999 (commencement of operations) through December 31, 1999.

(e) For the period September 10, 1999 (commencement of operations) through December 31, 1999.

INDEPENDENT AUDITORS' REPORT

To the Contract Owners in Sun Life (N.Y.) Variable Account C
    and the Board of Directors of Sun Life Insurance and Annuity Company of New
  York:

We have audited the accompanying statement of condition of Bond Sub-Account, Capital Appreciation Sub-Account, Capital Opportunities Sub-Account, Massachusetts Investors Trust Sub-Account, Emerging Growth Sub-Account, Equity Income Sub-Account, Emerging Markets Equity Sub-Account, International Growth Sub-Account, International Growth and Income Sub-Account, Government Securities Sub-Account, High Yield Sub-Account, Managed Sectors Sub-Account, Massachusetts Investors Growth Stock Sub-Account, Money Market Sub-Account, New Discovery Sub-Account, Research Sub-Account, Research Growth and Income Sub-Account, Total Return Sub-Account, Utilities Sub-Account, Global Asset Allocation Sub-Account, Global Governments Sub-Account, Global Growth Sub-Account, Global Total Return Sub-Account, Research International Series Sub-Account, and Strategic Income Series Sub-Account of Sun Life (N.Y.) Variable Account C (the "Sub-Accounts") as of December 31, 1999, the related statement of operations for the year then ended and the statements of changes in net assets for the years ended
December 31, 1999 and 1998. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Sub-Accounts as of December 31, 1999, the results of their operations and the changes in their net assets for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 10, 2000

                    ----------------------------------------

This report is prepared for the general information of contract owners. It is authorized for distribution to prospective purchasers only when preceded or accompanied by an effective prospectus.

                     SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK SERVICE ADDRESS:
                     P.O. BOX 9141
                     BOSTON, MASSACHUSETTS  02117

                     TELEPHONE:
                     Toll Free (800) 447-7569


                     GENERAL DISTRIBUTOR
                     Clarendon Insurance Agency, Inc.
                     One Sun Life Executive Park
                     Wellesley Hills, Massachusetts  02481

                     AUDITORS
                     Deloitte Touche LLP
                     200 Berkeley Street
                     Boston, Massachusetts  02117

                                     PART C

                                OTHER INFORMATION


Item 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  The following Financial Statements are included in this Registration
Statement:

Included in Part A:

A.   Condensed Financial Information - Accumulation Unit Values

B.   Financial Statements of the Depositor:

     1. Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus, December 31, 1999 and 1998;


     2. Statutory Statements of Operations, Years Ended December 31, 1999, 1998 and 1997;


     3. Statutory Statements of changes in Capital Stock and Surplus, Years Ended December 31, 1999, 1998 and 1997;


     4. Statutory Statements of Cash Flow, Years Ended December 31, 1999, 1998 and 1997;

     5.   Notes to Statutory Financial Statements; and

     6.   Independent Auditors' Report.

Include in Part B:

A.   Financial Statements of the Registrant:

     1.   Statement of Condition, December 31, 1999;


     2.   Statement of Operations, Year Ended December 31, 1999;


     3. Statements of Changes in Net Assets, Years Ended December 31, 1999 and 1998;

     4.   Notes to Financial Statements; and

     5.   Independent Auditors' Report.

     (b) The following Exhibits are included for filing in this Registration Statement;

     (1) Resolution of the Board of Directors of the depositor dated December 3, 1984, authorizing the establishment of the Registrant (Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4, File No. 333-05037);


     (2)               Not applicable;


     (3)  (a)          Form Marketing Coordination and Administrative Services
                       Agreement between the depositor, MFS Fund Distributors,
                       Inc. and Clarendon Insurance Agency, Inc. (Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4, File No. 333-05037);


          (b)  (i)     Specimen Sales Operations and General Agent Agreement
                       (Incorporated by reference to Post-Effective Amendment
                       No. 2 to Registration Statement on Form N-4, File
                       No. 333-05037);


          (b) (ii) Specimen Broker-Dealer Supervisory and Service Agreement (Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4, File No. 333-05037);


          (b)(iii) Specimen Registered Representatives Agent Agreement (Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4, File
                       No. 333-05037);


     (4) Single Payment Deferred Combination Variable and Fixed Individual Annuity Contract (Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4, File No. 333-05037);


     (5) Form of Application used with the variable annuity contract filed as Exhibit (4) (Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4, File No. 33-41629, filed on April 28, 1998);


     (6) Declaration of Intent and Charter and the by-laws of the Depositor (Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4, File No. 333-05037);


     (7)               Not Applicable;


     (8)               Not Applicable;


     (9)               Previously Filed;

     (10) (a)    Consent of Deloitte & Touche;

          (b)    Representation of Counsel;


     (11)      None;

     (12)      Not Applicable;

     (13)      Not Applicable;

     (15) Powers of Attorney (Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-4, File
               No. 333-05037 filed on March 29, 2000); and


     (16) Organizational Chart (Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4, File
               No. 333-82957, filed on March 31, 2000).










* Filed herewith.

     Item 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal                                Positions and Offices
Business Address                                  with the Depositor
------------------                                ---------------------

Donald A. Stewart                                 Chairman and Director
150 King Street West
Toronto, Ontario
Canada  M5H 1J9

C. James Prieur                                   Vice Chairman and Director
One Sun Life Executive Park
Wellesley Hills, MA  02481


James A. NcNulty, III                             President and Director
One Sun Life Executive Park
Wellesley Hills, MA  02481




Richard B. Bailey                                 Director
63 Atlantic Avenue
Boston, MA  02110


Gregory W. Gee                                    Director
150 King Street West
Toronto, Ontario
  Canada  M5H 1J9


Donald B. Henderson, Jr.                          Director
125 West 55th Street
New York, NY  10019


David D. Horn                                     Director
Strong Road
New Vineyard, ME 04956


John G. Ireland                                   Director
680 Steamboat Road
Greenwich, CT 06830

Name and Principal                                Positions and Offices
Business Address                                  with the Depositor
------------------                                ---------------------



Angus A. MacNaughton                              Director
Genstar Investment Corporation
555 California Street
San Francisco, CA  94104


Peter R. O'Flinn                                  Director
125 West 55th Street
New York, NY  10019


Fioravante G. Perrotta                            Director
13 Clark Lane
Essex, CT 06426

Ralph F. Peters                                   Director
66 Strimples Mill Road
Stockton, NJ 08559

S. Caesar Raboy                                   Director
220 Boylston Street
Boston, MA 02110


William W. Stinson                                Director
Canadian Pacific Limited
1800 Bankers Hall, East Tower
855 2nd Street S.W.
Calgary, Alberta
  Canada  T2P 4Z5



Frederick B. Whittemore                           Director
1221 Avenue of the Americas
New York, NY 10020




James M.A. Anderson                               Vice President, Investments
One Sun Life Executive Park
Wellesley Hills, MA  02481



Peter F. Demuth                                   Vice President and Chief
One Sun Life Executive Park                       Counsel and Assistant
Wellesley Hills, MA  02481                        Secretary


Ronald J. Fernandes                               Vice President, Retirement
One Copley Place                                  Products and Services
Boston, MA 02116


Ellen B. King                                     Counsel and Secretary
One Sun Life Executive Park
Wellesley Hills, MA 02481


Davey Scoon                                       Vice President, Finance,
One Sun Life Executive Park                       Controller and Treasurer
Wellesley Hills, MA  02481


Robert P. Vrolyk                                  Vice President and Actuary
One Sun Life Executive Park
Wellesley Hills, MA  02481

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

     No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of Sun Life Insurance and Annuity Company of New York which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.). Sun Life Assurance Company of Canada (U.S.) is a wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc., a wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc., which is in turn a wholly-owned subsidiary of Sun Life Assurance Company of Canada.



     The organization chart of Sun Life Assurance Company is incorporated herein by reference to Exhibit 16 to Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, File No. 333-82957, filed March 31, 2000.

     None of the companies listed in such Exhibit 16 is a subsidiary of the Registrant, therefore the only financial statements being filed are those of Sun Life Insurance and Annuity Company of New York.

Item 27.  NUMBER OF CONTRACT OWNERS


     As of April 1, 2000 there were 1,896 qualified and 4,705 non-qualified Contracts issued and outstanding pursuant to this Registration Statement.


Item 28.  INDEMNIFICATION

     Article 5, Section 5.6 of the By-laws of Sun Life Insurance and Annuity Company of New York, a copy of which was filed as Exhibit A.(6)(b) to the Registration Statement of the Registrant on Form N-8B-2 (File No. 811-4440), provides for indemnification of directors, officers and employees of Sun Life Insurance and Annuity Company of New York.

     Insofar as indemnification for liability arising under the Securities
Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Insurance and Annuity Company of New York pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (N.Y.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (N.Y.) of expenses incurred or paid by a director, officer, or controlling person of Sun Life (N.Y.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (N.Y.) will, unless in the opinion of their counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  PRINCIPAL UNDERWRITERS


     (a) Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, H, and I, Sun Life (N.Y.)

Variable Accounts A and B and Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account.



     Name and Principal                      Positions and Offices
     Business Address*                       with Underwriter
     ----------------                        ----------------
     Anne M. Georges....................     President and Director
     Davey S. Scoon.....................     Treasurer and Director
     James M.A. Anderson................     Director
     Ronald J. Fernandes................     Director
     James A. McNulty, III..............     Director
     Maura A. Murphy....................     Secretary
     Roy P. Creedon.....................     Assistant Secretary
     Donald E. Kaufman..................     Vice President
     Brian A. Krivitsky.................     Vice President
     Cynthia M. Orcutt..................     Vice President
     Laurie Lennox......................     Vice President

-------------
* The principal business address of all directors and officers of the principal underwriter except Ms. Georges, Ms. Lennox and Messrs. Fernandes and Krivitsky is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. The principal business address of Ms. Georges, Ms. Lennox and Messrs. Fernandes and Krivitsky is One Copley Place, Boston, Massachusetts 02116.



     (c)  Inapplicable.

Item 30.  LOCATION OF ACCOUNTS AND RECORDS


     Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Sun Life Insurance and Annuity Company of New York, in whole or in part, at its Home Office at 122 E. 42nd Street, New York, New York 10017, at the offices of Clarendon Insurance Agency, Inc. at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481, or at the offices of Sun Life Assurance Company of Canada (U.S.) at One Copley Place, Boston Massachusetts 02116 and One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.


Item 31.  MANAGEMENT SERVICES

     Not applicable.

Item 32.  UNDERTAKINGS



     The Registrant hereby undertakes:

     (a) To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

     (b) To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or simiilar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

     (c) To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.


     (d) Representation with respect to Section 26 of the Investment Company Act of 1940: Sun Life Insurance and Annuity Company of New York represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the insurance company.


     With respect to certain restrictions on withdrawals from the Variable Account, the Registrant is relying upon a no-action letter dated November 28, 1988 from the staff of the Securitites and Exchange Commission to the American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

                                   SIGNATURES

     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485 for effectiveness of this Post-Effective Amendment No. 7 to its Registration Statement and has caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 6th day of April, 2000.

                                        Sun Life (N.Y.)
                                          Variable Account C
                                        (Registrant)

                                        Sun Life Insurance and Annuity
                                          Company of New York
                                        (Depositor)




                                   By:    /s/ JAMES A. MCNULTY, III
                                   ---------------------------------
                                              James A. McNulty, III
                                              President


Attest:  /s/ EDWARD M. SHEA
       ------------------------------
             Edward M. Shea
             Assistant Vice President
             and Senior Counsel

     As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor, Sun Life Insurance and Annuity Company of New York, and on the dates indicated.




     Signature                        Title                     Date
     ----------                        -----                     ----
     /s/ JAMES A. MCNULTY, III     President and                April 6, 2000
-------------------------------    Director
         James A. McNulty, III     (Principal
                                   Executive Officer)


    Signatures                                 Title                Date
    ----------                                 -----                ----
    /s/ DAVEY S. SCOON                   Vice President, Finance,  April 6, 2000
--------------------------------------   Controller and Treasurer
        Davey S. Scoon                   (Principal Financial &
                                         Accounting Officer)

                                         Chairman
*   /s/ DONALD A. STEWART                and Director              April 6, 2000
--------------------------------------
        Donald A. Stewart


*   /s/ C. JAMES PRIEUR                  Vice Chairman and         April 6, 2000
--------------------------------------   Director
        C. James Prieur


*   /s/ RICHARD B. BAILEY                Director                  April 6, 2000
--------------------------------------
        Richard B. Bailey


*   /s/ GREGORY W. GEE
--------------------------------------   Director                  April 6, 2000
        Gregory W. Gee


*   /s/ DONALD B. HENDERSON, JR.         Director                  April 6, 2000
--------------------------------------
        Donald B. Henderson, Jr.


*   /s/ DAVID D. HORN                    Director                  April 6, 2000
--------------------------------------
        David D. Horn


*   /s/ JOHN G. IRELAND                  Director                  April 6, 2000
--------------------------------------
        John G. Ireland


*   /s/ ANGUS A. MacNAUGHTON             Director                  April 6, 2000
--------------------------------------
        Angus A. MacNaughton


*   /s/ FIORAVANTE G. PERROTTA           Director                  April 6, 2000
--------------------------------------
        Fioravante G. Perrotta

---------------------------------
*   By Edward M. Shea pursuant to Power of Attorney filed as Exhibit 15 to
Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, File
No. 333-05037, filed March 28, 2000.


    Signatures                                 Title                  Date
    ----------                                 -----                  ----

*  /s/ RALPH F. PETERS                       Director           April 6, 2000
--------------------------------------
      Ralph F. Peters


*  /s/ PETER R. O'FLINN
--------------------------------------       Director           April 6, 2000
     Peter R. O'Flinn


*  /s/ S. CAESAR RABOY
--------------------------------------       Director           April 6, 2000
      S. Caesar Raboy


*  /s/ FREDERICK B. WHITTEMORE               Director           April 6, 2000
--------------------------------------
     Frederick B. Whittemore

---------------------------
*   By Edward M. Shea pursuant to Power of Attorney filed as Exhibit 15 to
Post-Effective Amendment No. 4 to the Registration Statement on Form N-4,
File No. 333-05037, filed on March 28, 2000.